Morgan Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004





January 31, 2007



VIA EDGAR


U.S. Securities and Exchange Commission 100 F Street, N.E.
Washington, D.C. 20549

Re: The World Funds, Inc.: Post-Effective Amendment No. 60 ("PEA No. 60") (File Nos. 333-29289 and 811-08255)

Ladies and Gentlemen:

On behalf of our client, The World Funds, Inc. (the "Company"), we are filing, pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, PEA No. 60 to the Company's Registration Statement on Form N-1A, together with all exhibits thereto. The purpose of PEA No. 60 is to incorporate the Company's updated financial information for the fiscal year ended September 30, 2006, and to make other non-material changes.
I hereby certify that PEA No. 60 does not contain disclosure that renders it ineligible to be filed under Rule 485(b). Please contact me at (202) 739-5662 with your questions or comments.

Sincerely,

/s/ Thomas S. Harman

Thomas S. Harman


Enclosures

  As filed with the U.S. Securities and Exchange Commission on January 31, 2007

                                            1933 Act Registration No. 333-29289
                                            1940 Act Registration No. 811-08255


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)
                       Pre-Effective Amendment No.___ ( )
                       Post-Effective Amendment No. 60 (X)

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)
                              Amendment No. 61 (X)


                              THE WORLD FUNDS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

             8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (800) 527-9525


                                Thomas S. Harman
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Avenue, NW
                              Washington, DC 20004
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective:

x immediately upon filing pursuant to paragraph (b) of Rule 485
__ on (date) pursuant to paragraph (b)(1)(v) of Rule 485
__ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
__ on (date) pursuant to paragraph (a)(1) of Rule 485
__ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
__ on (date) pursuant to paragraph (a)(2) of Rule 485

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated January 31, 2007 which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and the SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800)527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: theworldfunds.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)


===============================================================================

===============================================================================


===============================================================================
                                [OBJECT OMITTED]
===============================================================================





                       DIVIDEND CAPITAL REALTY INCOME FUND


















                                   PROSPECTUS


                                January 31, 2007

[OBJECT OMITTED]       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                       DIVIDEND CAPITAL REALTY INCOME FUND
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525






This prospectus describes Dividend Capital Realty Income Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The investment adviser to the Fund is Dividend Capital Investments, LLC (the "Adviser").

The Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares and Class I Shares. Class A Shares are sold with a maximum front-end sales charge of 5.75%, Class B Shares are subject to a contingent deferred sales charge, Class C Shares are sold without a front-end sales charge and are subject to a deferred sales charge and Class I Shares are offered to qualifying investors.




As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                TABLE OF CONTENTS

                                                            PAGE

      Principal Investments and Risks.........................1
      Performance Information.................................2
      Fees and Expenses.......................................4
      Investment Objective and Principal Strategies...........6
      Risks...................................................6
      Disclosure of Portfolio Holdings.......................10
      Management.............................................10
      Shareholder Information................................12
      Purchasing Shares......................................13
      Redeeming Shares.......................................15
      Additional Information.................................16
      Distributions and Taxes................................19
      Distribution Arrangements..............................20
      Financial Highlights...................................26
      For More Information...........................Back Cover



More detailed information on all subjects covered in this prospectus is contained in the Fund's Statement of Additional Information (the "SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

                         PRINCIPAL INVESTMENTS AND RISKS

Investment Objective - The Fund's objective is to seek current income. Capital appreciation is a secondary objective.

Principal Investment Strategies - Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies principally engaged in the real estate industry. This is not a fundamental policy and may be changed by the Board of Directors of the Company (the "Board"), without a vote of shareholders, upon sixty (60) days' prior notice. The Fund will invest in a portfolio of securities consisting primarily of common stocks, preferred stocks and debt securities, including commercial mortgage-backed securities, or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. The Adviser may buy preferred and debt securities that are rated below investment grade by Standard & Poor's Ratings Group ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or that are unrated debt securities which the Adviser has determined to be of comparable quality (sometimes referred to as "junk bonds"). A company is considered to be a real estate company if, in the opinion of the Adviser, at least 50% of its revenues or profits or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate. The Adviser may invest the Fund's assets in foreign issuers in addition to securities of domestic issuers.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund is likely to maintain a significant portion of its assets in real estate investment trusts ("REITs"). REITs primarily invest in income-producing real estate or make loans which are secured by income-producing real estate. Equity REITs own and operate income-producing real estate; mortgage REITs lend money directly to real estate owners and operators or extend credit indirectly through the acquisition of loans or mortgage-backed securities; and hybrid REITs own properties and make loans to real estate owners and operators.

The Fund may invest in companies such as manufacturers and distributors of construction materials, equipment and building supplies; financial institutions which make or service mortgages on real estate; hotel and hotel management companies; retail chains; lumber, paper, forest products, timber, mining and oil companies as well as other similar types of companies that have a clear relationship to real estate or the real estate industry.

Principal Risks - A principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the net asset value ("NAV") per share to fluctuate over time. Therefore, the value of your investment in the Fund may decline and you could lose money. There is no assurance that the Fund will achieve its objective.

In addition, the risks of investing in the Fund may be intensified because the Fund is non-diversified, which means that it may invest in the securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Fund's performance more than if the Fund were diversified.

An investment in the Fund may be subject to many of the same risks as a direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, overbuilding, possible environmental liabilities, zoning and natural disasters. If a borrower or a lessee defaults, a REIT may incur substantial costs associated with protection of its investments.

The Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries. Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent. Because the Fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than funds investing in a broader range of industries or securities.

Foreign markets can be more volatile than the U.S. market due to greater risk of issuer, political, regulatory, or economic developments. The value of foreign securities may decline because of declining currencies and unfavorable currency exchange rates.

Below-investment grade debt securities have a greater risk of default and are more volatile than higher-rated securities with similar maturity.

Investor Profile - The Fund is intended for investors who are willing to hold their shares for a long period of time and are seeking to diversify their investment portfolio. The Fund is not appropriate if you are investing for a short period of time or are uncomfortable with the risks associated with the Fund's investment strategies.

                             PERFORMANCE INFORMATION

The bar chart and performance table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the performance of the Class A Shares of the Fund has varied from year to year. Class C and Class I shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart figures do not include any sales charges that an investor will pay when buying or selling Class A Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund's Class A Shares for the periods ended December 31, 2006 to the MSCI U.S. REIT Index and the Merrill Lynch REIT Preferred Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart goes here]

2004    26.62%
2005     7.01%
2006    19.15%

[end bar chart]


During the period shown in the bar chart, the highest return for a calendar quarter was 11.09% (quarter ending 3/31/04) and the lowest return for a calendar quarter was (3.80%) (quarter ending 6/30/04).

                                     Average Annual Total Return
                                (for the periods ending December 31, 2006)

                                                      Since
                                                     Inception
                                           One Year (12/17/03)

Class A Shares
Return Before Taxes                          12.30%    14.83%
Return After Taxes on Distributions(1)        9.53%    12.27%
Return After Taxes on Distributions
     and Sale of Fund Shares(1)               7.29%    11.22%
Class B Shares(2)                            13.20%    15.92%
Class C Shares                               15.96%    15.38%
Class I Shares                               14.76%    17.38%
---------------------------------------------------------------------
MSCI U.S. REIT Index(3)                      35.92%    26.16%
Merrill Lynch REIT Preferred Index(4)         9.73%     6.17%

(1) After tax returns are shown for Class A Shares only. After tax returns for Class C and Class I shares will be different. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns show are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or in retirement accounts.
(2) Returns represent the performance of Class A Shares but have been restated to include the effect of the distribution and service fees at an annual rate of 1.00% of the Fund's Class B Share assets. Had the performance of Class A Shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.
(3) The MSCI U.S. REIT Index is a capitalization weighted benchmark index of actively traded public real estate investment trusts. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.
(4) The Merrill Lynch REIT Preferred Index is a preferred stock market capitalization-weighted total return index of all exchange-traded perpetual preferred securities of equity REITS. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The index is used in comparison to the Fund because the Fund invests in preferred stock of companies primarily engaged in the real estate industry, including REITs. The Fund may invest significant assets in common and preferred shares of mortgage REITs and non-investment grade and unrated REIT preferred shares, which are not included in this benchmark.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling portfolio securities. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                              Class A   Class B  Class C   Class
                              Shares    Shares   Shares    I Shares
Maximum Sales Charge (Load)
Imposed on Purchases            5.75%(1)   None     None     None
Maximum Deferred Sales
Charge (Load)                 None(2)    5.00%(3)  2.00%(4)  1.00%(5)
Maximum Sales Charge (Load)
Imposed on Reinvested            None      None     None     None
Dividends and Distributions
Redemption Fees
                                 None(6)(7)None(7)  None(7)  None(7)
Exchange Fees(8)                 None      None     None     None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fee                   1.00%     1.00%    1.00%    1.00%
Distribution (12b-1) and         0.25%     1.00%    1.00%    None
service fees(9)
Other Operating Expenses         0.73%     0.73%    0.73%    0.73%
                                 -----     -----    -----    -----
Total Fund Operating Expenses    1.98%     2.73%    2.73%    1.73%
Fee Waiver and/or Expense
Reimbursements(10)              (0.18%)   (0. 18%) (0. 18%)(0.18%)
                                -------   -------- -------- ------
Net Expenses                     1.80%     2.55%    2.55%   1.55%
                                 =====     =====    =====   =====

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000 and the sales charge is waived for certain classes of investors. Please see "Distribution Arrangements" for additional information.
(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within thirty (30) days of purchase. The deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.
(3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption of Class B Shares made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four, redeemed shares will incur 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge on Class B Shares is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.
(4) A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within one (1) year. The deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.
(5) You will be subject to a 1.00% deferred sales charge if you redeem your shares within thirty (30) days of purchase. The deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.
(6) The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Directors has approved this waiver and the imposition of a redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares within 30 calendar days of when you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.
(7) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(8)   A shareholder will be charged a $10 fee for each telephone exchange.
(9)   The Company has approved a Plan of Distribution for the Fund's Class A,
      B and C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the"1940 Act"), providing for the payment of distribution and service fees to the distributor of the Fund. Class A Shares pay a maximum distribution and service fee of 0.25% of Class A Shares' average daily net assets. Class B and C shares pay a maximum distribution and service fee of 1.00% of the applicable classes' average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees payable under Class B and Class C shares' Rule 12b-1 Plan and 0.25% represents shareholder servicing fees. The higher 12b-1 fees borne by Class B and Class C shares may cause long-term investors to pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
(10) In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A, Class B , Class C and Class I shares is limited to 1.80%, 2.55%, 2.55% and 1.55%, respectively, until December 31, 2008. This fee waiver is subject to recoupment by the Adviser within three years.

Example:

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. The examples assume that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only.

Based on these assumptions, your costs would be:

                      1 Year    3 Years           5 Years        10 Years
                      ------    --------          -------        --------

Class A Shares(1)      $747     $1,144            $1,565           $2,735
Class B Shares          758      1,130             1,629            3,048
Class C Shares          458        830             1,429            3,048
Class I Shares          158        527               922            2,026

(1) The above examples assume the payment of the maximum initial front-end sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Fund is to seek current income. Capital appreciation is a secondary objective. The Fund operates as a non-diversified fund for purposes of the 1940 Act.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies principally engaged in the real estate industry. This is not a fundamental policy and may be changed by the Board without a vote of shareholders upon sixty (60) days' prior notice.

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies").

When selecting investments for the Fund, the Adviser will seek to identify securities that it believes are likely to provide superior returns first, in the form of sustainable current income, and second, through growth in cash flows over time with capital appreciation. The Adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Adviser to contribute to the Fund's investment objectives, when an investment opportunity arises that the Adviser believes is more compelling, or to realize gains or limit losses.

Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund, when it leverages its investments, will increase more when the Fund's portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds.

                                      RISKS

Investment Risk - An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Sector/Concentration Risk - Because the Fund concentrates its investments in real estate securities, it may be subject to greater risks of loss as a result of economic, business or other developments than a fund representing a broader range of industries. The Fund may be subject to risks associated with direct ownership of real estate, such as changes in economic conditions, interest rates, availability of mortgage funds, property values, increases in property taxes and operating expenses, increased competition, environmental problems, changes in zoning laws and natural disasters.

Stock Market Risk - The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Your investment in the Fund represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your investment at any point in time may decrease, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk.

General Real Estate Risk - Because at least 80% of the Fund's assets normally will be concentrated in securities of real estate companies, your investment in the Fund will be significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. The Fund will not invest in real estate directly, but only in securities issued by real estate companies or mortgages backed by commercial real estate. However, because of the Fund's concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate, including:

o        declines in the value of real estate;

o        risks related to general and local economic conditions;

o        possible lack of availability of mortgage funds;

o        overbuilding;

o        extended vacancies of properties;

o        increased competition;

o increases in property taxes and operating expenses, including insurance;

o        changes in laws, including zoning law;

o losses due to costs resulting from the clean-up of environmental problems;

o liabilities to third parties for damages resulting from environmental problems;

o        casualty or condemnation losses;

o        limitations on rents;

o changes in neighborhood values and the appeal of properties to tenants; and

o        changes in interest rates.

REITs - Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. The value of equity securities can be volatile and the prices of equity securities will rise and fall in response to a number of different factors including market conditions, political and other events, and developments affecting a particular issuer, its industry or geographic sector. Mortgage REITs will be subject to credit risk, interest rate risk and prepayment risk with respect to the loans it makes. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan to rise or fall. Prepayment risk is the risk that the mortgages underlying mortgage REITs may be paid off early, which makes it difficult to determine their actual maturity and therefore, to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower rates.

Counterparty Risk - The use of interest rate swaps and caps may also subject the Fund to counterparty risk. Counterparty risk is the risk that the Fund, when it engages in a swap or cap transaction with another party, relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the party to complete the transaction may cause the Fund to incur a loss or to miss an opportunity to obtain a price believed to be advantageous.

Small Company Risk - The Fund is subject to small company risk. Small companies may lack depth of management, be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

Foreign Securities Risks - Under normal market conditions, the Fund may invest up to 20% of its assets in securities of foreign issuers. Currently, the Fund intends to invest in only those foreign securities issued by North American issuers. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

o        future foreign economic, financial, political and social developments;

o        different legal systems;

o        the  possible   imposition   of  exchange   controls  or  other
         foreign governmental laws or restrictions;

o        less governmental supervision;

o        regulation changes;

o        changes in currency exchange rates;

o less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

o        high and volatile rates of inflation;

o        fluctuating interest rates;

o        less publicly available information; and

o different accounting, auditing and financial record keeping standards and requirements.

Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment reserved for qualified dividend income.

Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates, which are adjusted based upon international interest rates. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as the growth of gross domestic product, the rates of inflation, capital reinvestment, self-sufficiency and balance of payments position.

As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Below-Investment Grade Debt Securities - The Fund may invest up to 20% of its net assets in debt securities rated below investment grade by S&P or Moody's, and in unrated securities determined to be of comparable quality by the Adviser. Generally, the Adviser will not invest in debt securities rated CCC or lower by S&P or Caa or lower by Moody's. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities may be less liquid and more difficult to value than higher-rated securities.

Non-Diversification - The Fund intends to operate as a non-diversified investment company as that term is defined in the 1940 Act. However, because the Fund intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must meet certain other diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

Temporary Defensive Positions - When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position it may not achieve its investment objective.

Portfolio Turnover Risk - The Fund may engage in portfolio trading when considered appropriate. The Fund's annual portfolio turnover rate may vary greatly from year to year. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

The Company - The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Adviser - Dividend Capital Investments LLC, located at 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202, serves as the investment adviser to the Fund. The Adviser is a Delaware limited liability company that was formed in October 2003 and is registered with the SEC as an investment adviser.

The Adviser is an independent privately held limited liability company that is majority owned by DCI Group LLC, an affiliate of Dividend Capital Group LLC ("DCG"). DCG is a fully integrated real estate investment management company that focuses on creating and managing high quality real estate investment products for both individual and institutional investors. The principals and employees of DCG have over 150 years of combined experience in the real estate investment management business, including extensive experience directly investing in and owning properties as well as managing public REITs and portfolios of real estate securities. DCG believes that its diverse experience differentiates it from other real estate investment management organizations.

As of December 31, 2006, DCG had over $926 million of real estate related assets under management. Additionally, certain affiliates of DCG have overseen directly or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of over $5.1 billion of real estate assets and related securities

The Adviser, subject to the general supervision of the Board, provides a continuous investment program for the Fund, including investment research and management. The Adviser manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at the annual rate of 1.00% on the average daily net assets of the Fund. For the period ended September 30, 2006 the Adviser earned investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

A discussion regarding the basis for the Board re-approving the investment advisory contract is available in the Fund's Semi-Annual Report to Shareholders for the period ended March 31, 2006.

In the interest of limiting expenses of the Fund's Class A, Class B, Class C and Class I shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A, Class B, Class C and Class I shares is limited to 1.80%, 2.55%, 2.55% and 1.55%, respectively, until December 31, 2008. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund.

The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. The total amount of recoverable reimbursements as of September 30, 2006, was $282,677 and expires as follows:

               Year expiring           Amount

                   2007               $ 98,849
                   2008                111,696
                   2009                 72,132

Investment Committee - The Adviser's investment committee (the "Investment Committee") is charged with the overall management of the Fund's portfolio, including development and implementation of overall portfolio strategy and the day-to-day management of the portfolio. Members of the Investment Committee include: (1) Dr. Glenn Mueller, the Adviser's Real Estate Investment Strategist and Investment Committee Chairman; (2) Mr. Charles Song, Managing Director of Investments of the Adviser; (3) Mr. Amitabh Godha, a Senior Vice President of Investments of the Adviser; (4) Ms. Karen Kulvin, a Senior Vice President of Investments of the Adviser; and (5) Mr. Jeffrey Taylor, Chief Operating Officer of the Adviser (collectively, the "Committee Members"). The Investment Committee is further supported by a team of securities analysts. Investment opportunities are presented to the Investment Committee which has ultimate determination of a potential investment's overall attractiveness and suitability, taking into account the Fund's investment objective and other comparable investment opportunities.

Committee       Year   Employer      Position(s) over the past 5
Member          joined               years
                Fund

Amitabh Godha   2003   Dividend      Senior Vice President of
                       Capital       Investments for the
                       Investments   Adviser; previously an
                       (2003 to      Associate of the Adviser;
                       present)      previously an independent
                                     consultant.

Dr. Glenn      2005    Dividend      Real Estate  Investment
Mueller                Capital       Strategist of the Adviser
                       Investments   and Dividend Capital Group;
                       (2005 to      and Professor, University
                       present)      of Denver.  Previously,
                                     Real Estate Strategist,
                                     Legg Mason Wood Walker,
                                     Inc. and Professor,
                                     Colorado State University

Charles Song    2003   Dividend      Managing Director of
                       Capital       Investments for the
                       Investments   Adviser. Previously, an
                       (2003 to      Associate of the Adviser;
                       present)      previously Newbridge Capital and an
                                     independent consultant



Karen Kulvin    2006   Dividend      Senior Vice President of
                       Capital       Investments for the Adviser
                       Investments   and Senior Vice President
                       (2006 to      for Dividend Capital Total
                       present)      Realty Trust; previously,
                                     Newcastle Investment Corp.



Jeffrey Taylor  2005   Dividend      Chief Operating Officer of
                       Capital       the Adviser; previously
                       Investments   INVESCO, Inc.; previously
                       (2004 to      INVESCO Funds Group.
                       present)

The SAI provides additional information about the Committee Members' compensation, other accounts managed by the Committee Members and the Committee Members' ownership of shares of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Class A, Class B, Class C or Class I shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. It is anticipated that the use of fair value pricing will be limited.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                                PURCHASING SHARES

You may purchase shares of the Fund directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. Investment professionals who offer shares of the Fund may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Share Transactions - You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Public Offering Price - When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form. The public offering price is equal to the Fund's NAV plus an initial sales charge, if any. The Company reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Minimum Investments - The minimum initial investment for Class A, Class B and Class C shares of the Fund is $2,500. Class I Shares are only available to "qualified investors" with a minimum investment of at least $100,000. The minimum initial investment for IRA accounts is $500. Additional investments in Class A, Class B and Class C shares must be in amounts of $100 or more. Class I Shares subsequent investments must be in amounts of $10,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

Purchases By Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. Please be sure to specify which class of shares you wish to invest in. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases By Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General - The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding and may be rejected by the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any deferred sales charge or redemption fee, as applicable. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Except under certain emergency conditions, the Fund will send your redemption proceeds to you within 7 calendar days after the Transfer Agent receives your redemption request in proper form. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under Federal securities laws. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call (800) 527-9525 for further information regarding redemptions.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Redemption By Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees are required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption By Telephone - You may redeem your shares by telephone provided you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees - To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form - Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a deferred sales charge based on the date you bought the original shares you exchanged.

Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Adviser, increase portfolio transaction costs, and have a negative effect on the Fund's long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

If the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination - Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares - If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed;
(iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports - Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications - The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid quarterly. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes - In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Distributions that are designated as "qualified dividend income" will be taxable at the rates applicable to long-term capital gains. Distributions attributable to dividends received by the Fund from a REIT do not qualify for qualified dividend income treatment. Absent further legislation qualified dividend income will not qualify for such capital gains rates if distributed after December 31, 2008. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Following year-end, a portion of the dividends paid by REITs may be re-characterized for tax purposes as capital gains and/or return of capital. To the extent this occurs, distributions paid by the Fund during the year also will be reclassified to reflect these REIT re-characterizations. In order to appropriately re-characterize the distributions paid by REITs and report accurate tax information to you, the Fund must gather year-end tax information issued by each REIT owned by the Fund during the calendar year. Therefore, the Fund will file a 30 day extension with the Internal Revenue Service that extends the deadline for the Fund to issue Form 1099-DIV to shareholders.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you (1) have failed to provide a correct taxpayer identification number (TIN);
(2) are subject to backup withholding by the Internal Revenue Service (IRS); (3) have failed to provide the Fund with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. The Distributor has appointed Dividend Capital Securities, LLC as a national sales and marketing agent to assist in the promotion of the Fund. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares are subject to a front-end sales charge and a distribution fee. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.

Class A Shares -

                                Sales charge as a percentage of


Amount of purchase at the                                   Discount as
 public offering price                      Net             a percentage
                                  Offering  amount          of offering
                                   price(1) invested        price

Less than $50,000                  5.75%      6.10%          5.00%
$50,000 but less than $100,000     4.50%      4.71%          3.75%
$100,000 but less than $250,000    3.50%      3.63%          2.75%
$250,000 but less than $500,000    2.50%      2.56%          2.00%
$500,000 but less than $1,000,000  2.00%      2.04%          1.75%
$1,000,000 or more                 None       None           None

(1) The term "Offering Price" includes the front-end sales charge.

Broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly. The amount of service fees payable to the broker-dealer will begin accruing immediately.

If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 30 days of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge. In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 30 days of purchase may be waived in certain circumstances. The deferred sales charge on redemptions of shares is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The deferred sales charge would equal 2.00% of the offering price and of the net amount invested. In determining whether to charge a deferred sales charge, we will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase.

The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Directors has approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 30 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 30 days of purchase may be waived in certain circumstances. The redemption fee is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

The Fund will use the first-in, first-out ("FIFO") method to determine the 30 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 30 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 30 day period from the date of purchase.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short time trading effected through these financial intermediaries.

Sales charge reductions and waivers - To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund's transfer agent or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the Fund's transfer agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund's transfer agent can verify your eligibility for the reduction or exception. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund's transfer agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the Fund's Statement of Additional Information for additional details.

You can reduce your initial sales charge in the following ways:

Right of Accumulation - After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention - A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Combine with family member - You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Waiver of Front-end Sales Charges - Class A Shares

No sales charge shall apply to:

(1)   reinvestment of income dividends and capital gain distributions;

(2) exchanges of one fund's shares for those of another fund if a sales charge was paid at the time of the original purchase;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser and its affiliates, the Distributor and by members of their immediate families ("immediate family" means your spouse, children, grandchildren, parents, grandparents, parent-in-laws, brothers, sisters, aunts and uncles, nieces and nephews) and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Fund's Distributor for their own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts";

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer; and

(11)  purchases of $1 million or more.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor. Detailed information about these programs is also available at www.theworldfunds.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain.

Class B Shares - Class B Shares have no up-front sales charge, so that the full amount of your purchase is invested in the Fund. Class B Shares are subject to a contingent deferred sales charge on redemption. They automatically convert to Class A Shares after eight years, at which time applicable Distribution (12b-1) and Service Fees are reduced. The following is a schedule of the contingent deferred sales charge:

Year 1     Year 2     Year 3     Year 4     Year 5    Year 6    Year 7    Year 8
------     ------     ------     ------     ------    ------    ------   -------

5.00%      4.00%      3.00%      3.00%      2.00%     1.00%     None      None

Class C Shares - Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. First Dominion Capital Corp. pays 1.00% of the amount invested to dealers who sell Class C Shares. A deferred sales charge of 2.00% applies if Class C Shares are sold within one year of purchase.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See "Waiver of Deferred Sales Charge" below. The deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares. Class C Shares are subject to a Distribution 12b-1 and Service Fee as described below under "Rule 12b-1Fees."

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 1.00%, payable quarterly.

Class I Shares - Class I Shares are only available to "qualified investors" with investments of at least $100,000. Qualified investors include, but may not be limited to:

o     Qualified   institutional   buyers  as  defined  under  Rule  144A  of
      the Securities Act of 1933. A qualified institutional buyer (a "QIB"), includes many different entities such as an investment company, employee benefit plan, insurance companies, public pension plan, public funds, foundation, endowment, trust, etc. One minimum requirement to qualify as a QIB is that it owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the Company, the Adviser or the Distributor.

o     Certain charitable organizations as defined in Section 501(c)(3), or
      Section 664, of the IRS Code.

o Omnibus accounts of Registered Investment Advisers or Bank Trusts who place trades for their own accounts or accounts of their clients and who charge a management, consulting or other fee for their services.

o Institutional retirement plans and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts".

Note that Class I Shares are subject to a 2.00% deferred sales charge if you redeem your shares within thirty (30) days of purchase. The deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.

Waiver Of Deferred Sales Charge

The deferred sales charge on Class B and Class C shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's Distributor.

Rule 12b-1 Fees - The Board of Directors have adopted a Distribution and Service Plan for the Fund's Class A, Class B and Class C shares (collectively, the "12b-1 Plans"). Pursuant to the 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.25% for Class A Share expenses and 1.00% for Class B and Class C share expenses. With respect to the Class B and Class C shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Compensation to Financial Intermediaries - The Adviser or the Distributor may, out of their own resources, make payments to securities dealers or other financial intermediaries (collectively, a "Financial Intermediary") for each sale of fund shares by the Financial Intermediary in excess of $1 million. See the SAI for more information regarding these arrangements.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A, Class C and Class I shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

DIVIDEND CAPITAL REALTY INCOME FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                     Class A Shares                            Class C Shares
                        --------------------------------------    --------------------------------------    -------------
                         Year ended    Year ended   Period ended   Year ended    Year ended   Period ended   Year ended
                        September 30, September 30, September 30, September 30, September 30, September 30, September 30,
                            2006          2005          2004*         2006          2005          2004*         2006
                        ------------- ------------- ------------- ------------- ------------- ------------- -------------
Net asset value,
 beginning of period       $ 12.22       $ 11.20       $ 10.00       $ 12.15       $ 11.16       $ 10.00       $ 12.67
                           -------       -------       -------       -------       -------       -------       -------
Investment activities
  Net investment
   income (loss)              0.51          0.40          0.29          0.42          0.32          0.21          0.57
  Net realized and
   unrealized gain
   (loss) on
   investments and
   foreign currency
   transactions               1.16          1.41          1.21          1.13          1.38          1.21          1.18
                           -------       -------       -------       -------       -------       -------       -------
Total from
 investment
 activities                   1.67          1.81          1.50          1.55          1.70          1.42          1.75
                           -------       -------       -------       -------       -------       -------       -------
Distributions
  Net investment
   income                    (0.51)        (0.40)        (0.27)        (0.43)        (0.32)        (0.23)        (0.57)
  Net realized gain          (0.33)        (0.39)        (0.03)        (0.33)        (0.39)        (0.03)        (0.33)
                           -------       -------       -------       -------       -------       -------       -------
Total distributions          (0.84)        (0.79)        (0.30)        (0.76)        (0.71)        (0.26)        (0.90)
                           -------       -------       -------       -------       -------       -------       -------
Net asset value, end
 of period                 $ 13.05       $ 12.22       $ 11.20       $ 12.94       $ 12.15       $ 11.16       $ 13.52
                           =======       =======       =======       =======       =======       =======       =======
Ratios/Supplemental
 Data
Total Return                 14.25%        16.48%        15.10%        13.31%        15.52%        14.29%        14.46%
                           =======       =======       =======       =======       =======       =======       =======
Ratio to average net
 assets/(A)/
  Expenses/(B)/               1.80%         1.80%         1.80%**       2.55%         2.55%         2.55%**       1.55%
  Net investment
   income                     4.08%         4.62%         4.83%**       3.48%         3.87%         4.05%**       4.64%
Portfolio turnover rate     118.41%       251.29%       497.37%       118.41%       251.29%       497.37%       118.41%
Net assets, end of
 period (000's)            $35,705       $27,140       $ 2,722       $11,858       $11,814       $ 1,266       $   390

                        Class I Shares
                        -------------------------
                         Year ended   Period ended
                        September 30, September 30,
                            2005          2004*
                        ------------- -------------
Net asset value,
 beginning of period       $ 11.19       $ 10.00
                           -------       -------
Investment activities
  Net investment
   income (loss)              0.52          0.29
  Net realized and
   unrealized gain
   (loss) on
   investments and
   foreign currency
   transactions               1.87          1.21
                           -------       -------
Total from
 investment
 activities                   2.39          1.50
                           -------       -------
Distributions
  Net investment
   income                    (0.52)        (0.28)
  Net realized gain          (0.39)        (0.03)
                           -------       -------
Total distributions          (0.91)        (0.31)
                           -------       -------
Net asset value, end
 of period                 $ 12.67       $ 11.19
                           =======       =======
Ratios/Supplemental
 Data
Total Return                 21.83%        15.10%
                           =======       =======
Ratio to average net
 assets/(A)/
  Expenses/(B)/               1.55%         1.55%**
  Net investment
   income                     4.87%         5.08%**
Portfolio turnover rate     251.29%       497.37%
Net assets, end of
 period (000's)            $   548       $    53

* Commencement of operations of each Class of shares was December 18, 2003. ** Annualized

/(A)/Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for each Class by 0.18% for the year ended September 30, 2006, 0.49% for the year ended September 30, 2005 and 6.76% for the period ended September 30, 2004.

/(B)/Expense ratio reflects the effect of fee waivers and reimbursements.

                       Dividend Capital Realty Income Fund
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 STONY POINT PARKWAY, SUITE 205
                            RICHMOND, VIRGINIA 23235
                                 (800) 527-9525


                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Dividend Capital Realty Income Fund (the "Fund"), dated January 31, 2007, as it may be supplemented or revised from time to time. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.




The date of this SAI is January 31, 2007.

                                TABLE OF CONTENTS

                                                                PAGE


General Information...............................................1
Additional Information About The Fund's Investments...............1
Investment Objective..............................................1
Strategies and Risks..............................................2
Investment Programs...............................................2
Investment Restrictions...........................................5
Management of the Company.........................................7
Principal Securities Holders.....................................14
Adviser and Advisory Agreement...................................15
Management-Related Services......................................16
Portfolio Transactions...........................................17
Capital Stock and Dividends......................................18
Distribution.....................................................19
Additional Information about Purchases and Sales.................21
Special Shareholder Services.....................................23
Tax Status.......................................................24
Investment Performance...........................................26
Financial Information............................................29
Appendix A.......................................................30
Appendix B.......................................................40

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the prospectus for Class A, Class B, Class C and Class I shares of the Dividend Capital Realty Income Fund (the "Fund").

The Fund is a separate investment portfolio or series of the Company. The Fund is authorized to issue four classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75% and charging a distribution (i.e., 12b-1) fee; Class B Shares charging a maximum contingent deferred sales charge of 5% if redeemed within six years of purchase, carrying a higher distribution (i.e., 12b-1) fee than Class A Shares, but converting to Class A Shares eight years after purchase; Class C Shares, which have no front-end sales charge, a deferred sales charge of 2% if shares are redeemed within one (1) year after purchase, and carrying a higher distribution (i.e., 12b-1) fee than Class A Shares, with no conversion feature; and Class I Shares, which have no front-end sales charge, no distribution (i.e., 12b-1) fee and are only available to certain qualified investors. Each class of shares are substantially the same as they represent interest in the same portfolio of securities and differ only to the extent that they bear different expenses.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment restrictions may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty (60) days' prior notice of any change with respect to its policy of investing at least 80% of its assets in securities of companies principally engaged in the real estate industry (as defined below).

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its investment objective by investing at least 80% of its assets in the securities of companies principally engaged in the real estate industry (as defined below). This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders upon sixty (60) days prior notice. Such securities are common stocks, preferred stocks and debt securities, including commercial mortgage-backed securities, or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts ("REITs"). The adviser may buy preferred and debt securities that are rated below- investment grade by Standard & Poor's Ratings Group ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or that are unrated debt securities which the adviser has determined to be of comparable quality (sometimes referred to as "junk bonds"). The adviser may invest the Fund's assets in real estate securities of foreign issuers in addition to such securities of domestic issuers.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

A company is considered to be a real estate company if, in the opinion of the adviser, at least 50% of its revenues or profits or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.

The Fund may also borrow money to increase its holdings of portfolio securities. This is known as "leveraging". In addition, the Fund may enter into interest rate swap or cap transactions to hedge its interest rate risk with respect to its leveraging activities.

All investments entail some market and other risk. For instance, there is no assurance that the adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

Securities Issued By Real Estate Companies. Under normal market conditions, at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in the securities of real estate companies. For purposes of the Fund's investment policies, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate related activities. Real estate companies may include, but are not limited to, the following: real estate operating companies; REITs; hotel and hotel management companies; financial institutions that make or service mortgage loans; mortgages backed by commercial real estate; and pass-through trusts or other special purpose entities that issue CMBS and/or execute real estate financings or securitizations.

REITs are companies dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Code. As a result, REITs generally pay relatively higher dividends compared to other types of companies, and the Fund intends to use REIT dividends in an effort to meet its primary investment objective of providing a high level of current income. Dividends paid by REITs will not be eligible for the dividends received deduction (the "DRD") under Section 243 of the Code and are generally not considered "qualified dividend income" eligible for reduced rates of taxation. The DRD generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Insurance Issues. Although certain real estate companies may carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with customary policy specifications, limits and deductibles, such insurance is not uniform among real estate companies. Should any type of uninsured loss occur, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would adversely affect the Fund's investment performance.

Environmental Risk. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks and convertible preferred securities (each discussed below). Such securities may include common stocks of real estate companies that either are required to and/or customarily distribute a large percentage of their current earnings as dividends.

Common Stocks. The Fund will generally invest in common stocks issued by real estate companies. Common stocks represent the residual ownership interest in the issuer, and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer only after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Securities. The Fund will generally invest in preferred securities and convertible preferred securities issued by real estate companies. Preferred securities pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stocks never mature, they trade like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stocks have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred security holders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

Equity Securities Risk. The value of the U.S. and foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Call Risk. Preferred securities may be redeemed beginning on their call date. If securities are called, the Fund may be forced to reinvest in securities with a lower yield, which would result in a decline in income.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

New Types of Securities. From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Fund's investment adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities. The Fund will generally invest in convertible securities issued by real estate companies. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have broad characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally involve less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price ("conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and
(ii) its worth if converted into the underlying common stock.

Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Debt Securities. The Fund may invest in debt securities. The Fund's investments in debt securities may include investments in convertible debt securities (see "Convertible Securities" above) as well as debt securities issued by real estate companies, CMBS and U.S. government securities (each discussed below).

Commercial Mortgage Backed Securities. The Fund will generally invest in CMBS. CMBS generally are multi class debt or pass-through certificates secured or backed by mortgage loans on commercial properties that are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection typically is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross collateralization and over-collateralization.

The Fund may invest in Subordinated CMBS issued or sponsored by investment banks, commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage backed securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage backed securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently in a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed income securities and senior mortgage backed securities.

The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family mortgage backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

Commercial Mortgage Backed Securities Risk. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of CMBS may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third party guarantees or other forms of credit support can reduce the credit risk.

CMBS are also subject to several risks created through the securitization process. Special servicer conflicts of interest arise due to the fact that junior note holders, who are represented by a special servicer who deals with delinquent loans in the CMBS collateral pool, benefit from a postponement of the write-down of a loan because it results in loss of principal and interest payable. Most CMBS transactions address this conflict with specific guidelines regarding write downs of specially serviced loans. Subordinate CMBS are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate CMBS will not be fully paid. Subordinate securities of CMBS are also subject to greater credit risk than those CMBS that are higher rated.

Mortgage Loans/Senior Loans. The Fund will generally invest in mortgage loans and senior loans backed by commercial real estate. Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior Loans typically have a stated term of between five and ten years and rates of interest which are fixed at issuance or are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Many Senior Loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Many Senior Loans that are rated by a rating agency will have been assigned ratings below investment grade. In the event Senior Loans are not rated, they may be the equivalent of below investment grade quality. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Because of the protective features of Senior Loans, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations.

An active trading market may not exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower.

Commercial Mortgage/Senior Loans Risk. The value of the commercial mortgages in which the Fund invests will be affected by changes in the real estate markets, which may be the result of local government zoning laws, changes in interest rates or changing investor sentiment. At times, the commercial real estate markets can be volatile and values can change substantially.

The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to below investment grade debt securities, which are often subordinated and unsecured. See "Lower Rated Securities Risk." Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than below investment grade debt securities, which are typically fixed rate. The Fund's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets and which may make it difficult to value the assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits of collateralization with respect to such Senior Loans. In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. If the terms of a Senior Loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss.

Second Lien Loans and Debt Securities. The Fund will generally invest in loans and other debt securities that have the same characteristics as Senior Loans except that such loans are have a second lien on the real estate collateral. "Second lien" loans and securities like Senior Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Mortgage Loan Participations. The Fund will generally invest in fixed and floating-rate mortgage loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lead lender, and may assume the credit risk of the lead lender in addition to the borrower.

Debt Securities Issued by Real Estate Companies. The Fund will generally invest in debt securities issued by real estate companies. Debt securities in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. The debt securities in which the Fund intends to invest may bear interest at fixed rates or variable rates of interest, and may involve equity features such as contingent interest or participation based on revenues, rents or profits.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities such as preferred and debt securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will decline, and vice versa. The Fund's investment in such securities means that the net asset value and market price of the common shares may tend to decline if market interest rates rise.

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Market interest rates for investment grade fixed income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Credit Risk. Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. If the principal payments of a REIT's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a real estate company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a company's range of operating activity. A real estate company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

Lower Rated Securities Risk. With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these securities are sometimes referred to as "junk bonds." These securities are subject to a greater risk of default. A security will be considered to be below investment grade if, at the time of investment, such security has a rating of "BBB" or lower by S&P, "Baa" or lower by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Adviser to be of comparable quality.

Lower rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund is invested in lower rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

Lower rated securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Yields on lower rated securities will fluctuate if the issuer of lower rated securities defaults, and the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower rated securities.

U.S. Government Securities. The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Debentures. The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Interest Rate Transactions. The Fund may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps. The Fund expects to enter into these transactions primarily to hedge against interest rate risks with respect to its leveraging activities. The Fund intends to use these transactions as a hedge and not as speculative investments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap.

The Fund may enter into interest rate swaps or caps on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap or cap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps are more recent innovations which tend to be less liquid than swaps.

The use of financial instruments discussed above, i.e., interest rate swaps and caps, may be subject to applicable regulations of the SEC and the several exchanges upon which they are traded.

The Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in swaps or caps involving obligations to third parties. The Fund will not enter into such transactions unless it owns cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations. The Fund will comply with SEC guidelines regarding cover for these instruments, and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.

Foreign Securities. The Fund may invest its assets in the securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and such information may be less reliable. Foreign securities are subject to heightened political, social and economic risks, including the possibility of expropriation, nationalization, confiscation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Fund may maintain its foreign securities in the custody of non U.S. banks and securities depositories. All of these risks are heightened for investments in emerging markets.

Foreign securities in which the Fund invests may be listed on foreign stock exchanges and may trade on weekends and other days when the Fund does not price its shares. As a result, the Fund's net asset value ("NAV") may be significantly affected by trading on days when the advisor does not have access to the Fund and shareholders cannot purchase or redeem shares. Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Foreign Currency Transactions. In connection with its portfolio transactions in securities traded in a foreign currency, the Fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an agreement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the Fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit any potential gain which might result should the value of such currency increase during the contract period.

Leverage. Borrowings or other transactions involving Fund indebtedness (other than for temporary or emergency purposes) and any preferred shares issued by the Fund all would be considered "senior securities" for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique in that it will increase the Fund's exposure to declines in cash flows from and decreases in market values of the Fund's assets. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the cost of the leverage, the use of leverage will diminish the investment performance of the common shares. Successful use of leverage depends on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

Capital raised through leverage will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. The issuance of preferred shares by the Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the common shareholders. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

The terms of any borrowing, other indebtedness or preferred shares issued by the Fund may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund's portfolio composition or on its use of various investment techniques or strategies. The Fund may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by the Fund. These requirements may have an adverse effect on the Fund. For example, limitations on the Fund's ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for federal tax purposes. To the extent necessary, the Fund intends to repay indebtedness or to purchase or redeem preferred shares to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Some of the Fund's portfolio securities, including real estate company securities, and the securities of other investment companies, may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may, under certain market conditions, reduce the net asset value of the Fund's common shares and the returns to the holders of common shares.

Derivatives Risk. Small investments in derivatives can have a significant impact on the Fund's exposure to fluctuations in interest rates or currency exchange rates. There may be an imperfect correlation between the values of such instruments and the underlying assets. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Moreover, certain derivatives may be less liquid and more difficult to value than others. Furthermore, the ability to successfully use derivatives depends on Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

In addition, the Fund may seek to gain exposure to real estate securities by investing in swap agreements based on REIT securities, real estate company securities, REIT indices or baskets of real estate company securities, including indices based on or baskets of foreign real estate company securities. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT security, a real estate security or a REIT index, or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. In addition to the risks of investing in derivatives generally, investments in real estate related swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs and real estate companies, including changes in the values of underlying properties, defaults by borrowers or tenants, revisions to the Code, changes in interest rates and poor performance by those managing the REITs.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or interest rate transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Restricted and Illiquid Securities Risks. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by the Fund's Board, including the use of outside pricing services. Investment of the Fund's capital in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund's ability to dispose of them and may lower the amount the Fund could realize upon their sale. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

Tax Risk. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2008 unless future legislation is passed to make the provisions effective beyond this date. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income.

Rules governing the tax aspects of certain derivatives, swap agreements, including real estate related swap agreements, credit default swaps and other credit derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain transactions involving derivatives.

In addition, the Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on any preferred shares issued by the Fund, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, the dividend rates for any preferred shares issued by the Fund would likely increase, which would tend to further reduce returns to holders of common shares. Deflation risk is the risk that prices throughout the economy may decline over time, which is the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Other Investment Companies. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including exchange traded funds, but not more than 5% of its total assets in any single investment company issuer that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to additional expenses to the extent the Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the merits of an investment in an investment company relative to other available investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the section entitled "Leverage" the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

The Fund will not invest in the 1) securities of Dividend Capital Total Realty Trust, which is a diversified REIT affiliated with the adviser; 2) securities of Dividend Capital Realty Income Allocation Fund, which is a closed-end management investment company managed by the adviser; or 3) the securities of any other affiliate of the adviser.

Other Securities. The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

Market Disruption Risk. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq and instability in the Middle East also have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions - The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1)   Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)   Purchase or sell commodities or commodity contracts;

(4) Invest in interests in oil, gas, or other mineral exploration or development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Borrow money or issue senior securities except to the extent permitted by the 1940 Act.

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Participate on a joint or a joint and several basis in any securities trading account;

(9)   Engage in short sales;

(10) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(11)  Make loans;

(12) Concentrate its investments in any industry, except that the Fund may concentrate in securities of companies which are real estate companies as described in the prospectus.

In applying its investment policies and restrictions:

(1) Except with respect to the Fund's investment restriction concerning borrowing, percentage restriction on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)real estate companies will be divided according to their services, for example, industrial, office - central business district, apartments and hotels will each be considered a separate industry.

Non-Fundamental Policies and Restrictions - In addition to the fundamental investment restrictions described above, and the various general investment policies described in the prospectuses and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

(1)   Invest more than 15% of its net assets in illiquid securities;

(2) Engage in arbitrage transactions; or

(3) Purchase or sell options.

                  DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board of Directors review these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the Company's President and to senior management at the Company's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Company's President and/or senior management at CSS. CSS reports quarterly to the Board regarding the implementation of such policies and procedures.

The Company is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten
(10) calendar days after the Company transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty
(60) calendar days after the end of the applicable quarter.

The Company's service providers which have contracted to provide services to the Company and its funds, including, for example, the custodian and the Fund accountants, and which require portfolio holdings information in order to perform those service, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so. The Company has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1. to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

3. to rating agencies on a monthly or quarterly basis for use in developing a rating for the Fund; and

4. to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Company currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board of Directors of the Company. The Board of Directors has authorized the President of the Company and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board of Directors of the Company.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Company and its shareholders. There may be instances where the interests of the Company's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment adviser, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Company, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Company and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Company nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                            MANAGEMENT OF THE COMPANY

Directors and Officers - The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. A director who is considered an "interested person", as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

------------------------------------------------------------------------
                                                             Other
                                                             Directorships
                                                             by
                                                             Directors
                           Number  Principal Occupation(s)   and
                           of     During the Past Five Years Number of
               Position(s) Funds                             Funds in
                Held with  in                                the
Name, Age and    Company   Company                           Complex
   Address     and Tenure  Overseen                          Overseen
------------------------------------------------------------------------
------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco,    Chairman,   10     Treasurer and Director of  World
III*(1)        Director           Commonwealth Shareholder   Insurance
(61)           and                Services, Inc. (fund       Trust - 1
8730 Stony     President          administrator) since       Fund
Point Pkwy     since May          1985; President and
Suite 205      1997               Director of First
Richmond, VA                      Dominion Capital Corp.
23235                             (broker-dealer) and Fund
                                  Services, Inc. (transfer
                                  agent) since 1987;
                                  President and Treasurer
                                  of Commonwealth Capital
                                  Management, Inc.
                                  (investment adviser)
                                  since 1983; President of
                                  Commonwealth Capital
                                  Management, LLC since
                                  1984; President and
                                  Director of Commonwealth
                                  Fund Accounting, Inc.
                                  since 2004; and Chairman
                                  and Trustee of World
                                  Insurance Trust
                                  (investment company)
                                  since 2002.    Mr. Pasco
                                  is also a certified
                                  public accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd,   Director    10     Retired.  Manager of the   World
Jr.*(1) (66)   since May          Customer Services          Insurance
8730 Stony     1997               Operations and Accounting  Trust - 1
Point Pkwy                        Division of the Potomac    Fund
Suite 205                         Electric Power Company
Richmond, VA                      from 1978 to 2005;         Satuit
23235                             Trustee of World           Capital
                                  Insurance Trust            Management
                                 (investment company)        Trust - 1
                                  since 2002; Trustee of     Fund
                                  Satuit Capital Management
                                  Trust (investment
                                  company) since 2002;
                                  and a Trustee of Janus
                                  Advisors Series Trust
                                  (investment company)
                                  from 2003 to 2005.
------------------------------------------------------------------------
------------------------------------------------------------------------
William E.     Director    10     Financial and Tax          World
Poist (67)     since May          Consultant, Management     Insurance
8730 Stony     1997               Consulting for             Trust - 1
Point Pkwy                        Professionals since 1974;  Fund
Suite 205                         Trustee of Satuit Capital
Richmond, VA                      Management Trust           Satuit
23235                             (investment company)       Capital
                                  since 2003; and a Trustee  Management
                                  of World Insurance Trust   Trust - 1
                                  (investment company)       Fund
                                  since May 2002.  Mr.
                                  Poist is also a certified
                                  public accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M.        Director    10     President of Alfred J.     World
Dickinson (59) since May          Dickinson, Inc. Realtors   Insurance
8730 Stony     1997               since April 1971; Trustee  Trust - 1
Point Pkwy                        of Satuit Capital          Fund
Suite 205                         Management Trust
Richmond, VA                      (investment company)       Satuit
23235                             since 2003; and a Trustee  Capital
                                  of World Insurance Trust   Management
                                  (investment company)       Trust - 1
                                  since 2002.                Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------
------------------------------------------------------------------------
Karen M.       Secretary   N/A    Executive Vice President   N/A
Shupe (42)     since 2005         of Administration and
8730 Stony     and                Accounting, Commonwealth
Point Pkwy     Treasurer          Shareholder Services,
Suite 205      since 2006         Inc. since 2003;
Richmond, VA                      Financial Reporting
23235                             Manager, Commonwealth
                                  Shareholder Services,
                                  Inc. from 2001 to 2003.
------------------------------------------------------------------------
------------------------------------------------------------------------
*David D.      Chief       N/A    Co-Founder and Managing    N/A
Jones, Esq.    Compliance         Member of Drake
230 Spring     Officer            Compliance, LLC
Hills Dr.,                        (compliance consulting
Suite 340                         firm) since 2004; founder
Spring, TX                        and controlling
77380                             shareholder of David
                                  Jones & Associates(law
                                  firm) since 1998;
                                  President and Chief
                                  Executive Officer of Citco
                                  Mutual Fund Services, Inc.
                                 (investment company
                                  service providers)
                                  from 2001 to 2003.
------------------------------------------------------------------------
------------------------------------------------------------------------
Leland H.      President   N/A    President of CSI Capital   N/A
Faust* (59)    of the CSI         Management, Inc.
600            Equity             (investment adviser)
California     Fund               since 1978; Partner,
St, 18th Floor Series             Taylor & Faust (law firm)
San            since 1997         since 1975.
Francisco, CA
 94108
------------------------------------------------------------------------
------------------------------------------------------------------------
John T.        Vice        N/A    President of Third         N/A
Connor, Jr.    President          Millennium Investment
*(64)          of the             Advisors, LLC (investment
1185 Avenue    Company            adviser) since 1998;
of the         and                Chairman of ROSGAL
Americas,      President          Insurance since 1993;
32nd Fl.       of the             and a Director of Teton
New York, NY   Third              Petroleum Company since
10036          Millennium         1993.
               Russia
               Fund
               Series
               since
               October
               1998
------------------------------------------------------------------------
------------------------------------------------------------------------
Robert J.      Vice        N/A    Chairman, President and    N/A
Sullivan* (44) President          Treasurer of Satuit
2807 Gaston    of the             Capital Management Trust
Gate           Company            (investment company)
Mount          and                since December 2000;
Pleasant, SC   President          Managing Director and
29466          of the             Investment Officer of
               GenomicsFund       Satuit Capital
               Series             Management, LLC
               since              (investment adviser)
               January            since 2000.
               2003
------------------------------------------------------------------------
------------------------------------------------------------------------
Jeffrey W.     Vice        N/A    Chief Operating Officer    N/A
Taylor* (33)   President          of Dividend Capital
518 - 17th     of the             Investments LLC
Street         Company,           (investment adviser)
Suite 1700     and                since 2005; Vice
Denver, CO     President          President of Business
80202          of the             Services from 2004 to
               Dividend           2005; Product Manager,
               Capital            INVESCO Inc. from July
               Realty             2003 to January 2004;
               Income             Manager of Marketing and
               Fund               Business Analytics,
               Series             INVESCO Funds Group Inc.
               since              from 1999 to 2003.
               March 2006
------------------------------------------------------------------------
------------------------------------------------------------------------
Gunter         Vice        N/A    Vice President, Vontobel   N/A
Faschang* (33) President          Asset Management
450 Park       of the             (investment adviser)
Avenue         Company            since 2001 and head of
New York, NY   and                Eastern European equity
10022          President          management and research,
               of the             Vontobel Asset Management
               Eastern            AG since 2001.
               European
               Equity
               Fund
               Series
               since May
               2001
------------------------------------------------------------------------
------------------------------------------------------------------------
J. Allen Gray* Vice        N/A    Managing Partner at        N/A
(45)           President          Osprey Partners
Shrewsbury     of the             Investment Management,
Executive      Company            LLC since 2004; Principal
Center II,     and                at Osprey Partners
1040 Broad     President          Investment Management,
Street,        of the             LLC from 2002 to 2004;
Shrewsbury,    Osprey             Senior Vice President at
New Jersey     Concentrated       Osprey Partners
07702          Large Cap          Investment Management,
               Value              LLC from 1999 to 2002.
               Equity
               Fund
               Series
               since
               September
               2006
------------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund and GenomicsFund; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to GenomicsFund; (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's underwriter, and Fund Services, Inc., the Company's Transfer and Disbursing Agent. Additionally, Mr. Boyd is considered to be an "interested person" with respect to the Osprey Concentrated Large Cap Value Equity Fund, another series of the Company, because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to that Fund.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended September 30, 2006, the Audit Committee met four times.

The Company has a standing Governance and Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During its most recent fiscal year ended September 30, 2006, the Governance and Nominating Committee met four times.

The Company has a standing Pricing and Brokerage Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Pricing and Brokerage Committee, under procedures established by the Board, determines a price for a security held by a fund when there is no readily available market price for that security. The Pricing and Brokerage Committee reports its findings to the full Board on a quarterly basis, as necessary. During its most recent fiscal year ended September 30, 2006, the Pricing and Brokerage Committee met four times.

As of December 31, 2006 the directors beneficially owned the following dollar range of equity securities in the Fund:

Name of director        Dollar range of        Aggregate dollar
                        equity securities in   range of equity
                        the Fund               securities in all
                                               funds of the Company
                                               overseen by the
                                               directors

John Pasco, III         $0-$10,000             Over $100,000
Samuel Boyd, Jr.        $0-$10,000             $10,001-$50,000
Paul M. Dickinson       $0-$10,000             $10,001-$50,000
William E. Poist        $0-$10,000             $10,001-$50,000

For the fiscal year ended September 30, 2006, the directors received the following compensation from the Company:

Name and position held Aggregate         Pension or    Total
                       compensation      retirement    compensation
                       from the Fund     benefits      from the
                       for fiscal year   accrued as    Company(2)
                       ended September   part of Fund
                       30, 2006(1)       expenses
John Pasco, III,       $-0-              N/A           $-0-
Chairman
Samuel Boyd, Jr.,      $2,800            N/A           $23,900
Director
Paul M. Dickinson,     $2,800            N/A           $23,900
Director
William E. Poist,      $2,800            N/A           $23,900
Director

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended September 30, 2006.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended September 30, 2006. The Company consisted of a total of nine funds as of September 30, 2006.

Sales Loads - No front-end or deferred sales charges are applied to purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the adviser, the national distributor or principal underwriter and by the members of their immediate families.

Policies Concerning Personal Investment Activities - The Fund, the adviser, the national distributor and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies - The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, is available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of December 31, 2006 the following persons owned of record or beneficially owned Class A Shares of the Fund in the following amounts:

                                                    Percent of the
Names and addresses            Number of shares     Fund's Class A Shares

NFSC                         722,261.227               25.89%
c/o Met Pipe
303 Binney Street
Cambridge, MA 02142

Wayne A. Taubenfeld A        548,208.095               19.65%
P.O. Box 2052
Jersey City, NJ 07303-9998

LPL Financial Services       987,831.833               35.41%
831 State Street, #230
Santa Barbara, CA 93101

As of December 31, 2006 the following persons owned of record or beneficially owned Class C Shares of the Fund in the following amounts:

                                                    Percent of the
Names and addresses            Number of shares     Fund's Class C Shares

National Investor             68,003.626                6.95%
55 Water Street
New York, NY 10041

NFSC                         243,426.360               24.87%
3148 Richmond Road
Beachwood, OH 44122

IRA FBO Richard Ro           219,398.469               22.41%
P.O. Box 2052
Jersey City, NJ 07303

LPL Financial                 62,092.350                6.34%
8785 Towne Centre Drive
San Diego, CA 92121

Morgan Keegan                 77,608.826                7.93%
50 Front Street
Memphis, TN 38105

As of December 31, 2006 the following persons owned of record or beneficially owned Class I Shares of the Fund in the following amounts:

                                                    Percent of the
Names and addresses            Number of shares     Fund's Class I Shares

Morgan Keegan and Co.          3,102.137               12.01%
1396 Wax Wing Place
Louisville, KY 40223

CAMCO                         19,069.413               73.85%
80 West Street
Rutland, VT 05701

MORGAN                         1,455.773                5.64%
9700 Richmond Avenue
Houston, TX 77042

As of December 31, 2006, the directors and officers of the Company as a group owned less than 1% of the Fund's outstanding shares.

                         ADVISER AND ADVISORY AGREEMENT

Dividend Capital Investments, LLC, 518 Seventeenth Street, Suite 1700, Denver, Colorado 80202 is the Fund's adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately held limited liability company.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund. For the fiscal year ended September 30, 2006, the Adviser earned fees of $408,966 of which $72,132 was waived. For the fiscal year ended September 30, 2005, the Adviser waived fees of $93,354 and reimbursed other expenses of $18,342. For the fiscal period December 17, 2003 (commencement of operations) through September 30, 2004, the Adviser waived fees of $12,589 and reimbursed other expenses of $86,260.

In the interest of limiting expenses of the Fund's Class A, Class B, Class C and Class I shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A, Class B, Class C and Class I shares is limited to 1.80%, 2.55%, 2.55% and 1.55%, respectively, until December 31, 2008. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or remitted by the Adviser to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of September 30, 2006 was $282,677 and expire as follows:

              Year Expiring  Amount

                 2007    $  98,849
                 2008      111,696
                 2009       72,132
                         ----------
                          $282,677

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                              INVESTMENT COMMITTEE

The Adviser's investment committee (the "Investment Committee") is charged with the overall management of the Fund's portfolio, including development and implementation of overall portfolio strategy and the day-to-day management of the portfolio. Members of the Investment Committee include: (1) Dr. Glenn Mueller, the Adviser's Real Estate Investment Strategist and Investment Committee Chairman; (2) Mr. Charles Song, Managing Director of Investments of the Adviser; (3) Mr. Amitabh Godha, a Senior Vice President of Investments of the Adviser; (4) Ms. Karen Kulvin, a Senior Vice President of Investments of the Adviser; and (5) Mr. Jeffrey Taylor, Chief Operating Officer of the Adviser (collectively, the "Committee Members"). The Investment Committee is further supported by a team of securities analysts. Investment opportunities are presented to the Investment Committee which has ultimate determination of a potential investment's overall attractiveness and suitability, taking into account the Fund's investment objective and other comparable investment opportunities.

Other Funds and Accounts Managed.

The following tables provide information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio officers who are primarily responsible for the day-to-day management of the Fund as of September 30, 2006.

                                         Number of All   Total Assets
                                         Other Accounts  of All
                                                         Other
                                                         Accounts (in
                                                         millions)

Dr. Mueller: Other Registered          1               $48
             Investment Companies
             Other Pooled Investment   1               $12
             Vehicles
             Other Accounts            3               $99


Mr. Song:    Other Registered          1               $48
             Investment Companies
             Other Pooled Investment   1               $12
             Vehicles
             Other Accounts            3               $99


Mr. Godha    Other Registered          1               $48
             Investment Companies
             Other Pooled Investment   1               $12
             Vehicles
             Other Accounts            3               $99

Ms. Kulvin:  Other Registered          1               $48
             Investment Companies
             Other Pooled Investment   1               $12
             Vehicles
             Other Accounts            3               $99


Mr. Taylor:  Other Registered          1               $48
             Investment Companies
             Other Pooled Investment   1               $12
             Vehicles
             Other Accounts            3               $99


Conflicts of Interest

From time to time, potential conflicts of interest may arise between the Committee Members' management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Committee Members' day-to-day management of the Fund. Because of their positions with the Fund, the Committee Members know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the Committee Members' management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Committee Members, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Adviser's investment outlook. The Adviser has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Committee Member Compensation

The objective of the Adviser's portfolio compensation program is to provide pay and long-term compensation for its employees that is competitive with the mutual fund/investment advisory market relative to the Adviser's size and geographical location. Committee Members participate in a compensation program that includes base salary, the potential for a discretionary bonus and the potential for long-term incentives. Committee Members compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good, sustained investment performance.

o Base Salary. Each Committee Member is paid a base salary. In setting the base salary, the Adviser's intention is to be competitive in light of the particular portfolio officer's experience and responsibilities. The base salary is also a function of industry salary rates and individual performance as measured against annual goals.

o Annual Bonus. Each Committee Member is eligible to receive an annual cash bonus that may be equal to as much as 200% of his/her annual base salary. This bonus is determined by the portfolio officer's investment management results compared to widely-accepted but specifically selected indices by the portfolio manager as well as other qualitative and quantitative factors taken into consideration. The indices utilized include the MSCI U.S. REIT Index and the Merrill Lynch REIT Preferred Index.

o Long-Term Incentive Program. Each Committee Member has the potential to participate in a long-term incentive program which may include an equity ownership program in the Adviser. Equity ownership is awarded based on individual contributions to the Adviser's business and the long-term potential of that individual to the Adviser.


The following table shows the aggregate dollar range of shares all funds of the Company owned by the Committee Members as of September 30, 2005.

-----------------------------------------------------------------
                    $0           $1 to       $10,001 to   $50,001 to
                                 $10,000     $50,000      $100,000
-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------
Dr. Glenn Mueller *
-----------------------------------------------------------------
-----------------------------------------------------------------
Amitabh Godha                   *
-----------------------------------------------------------------
-----------------------------------------------------------------
Charles Song                    *
----------------------------------------------------------------
---------------------------------------------------------------
Karen Kulvin          *
----------------------------------------------------------------
----------------------------------------------------------------
Jeffrey Taylor                    *
----------------------------------------------------------------

                           MANAGEMENT-RELATED SERVICES

Administration - Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.10% on the first $75 million of average daily net assets of the Fund; and 0.07% on the average daily net assets of the Fund in excess of $75 million subject to minimum amounts. For the fiscal year ended September 30, 2006, CSS received $42,755 for its services. For the fiscal year ended September 30, 2005, CSS received $23,736 for its services. For the fiscal period December 17, 2003 (commencement of operations) through September 30, 2004, CSS received $1,462 for providing shareholder services, record-keeping, administrative services and blue-sky filings.

Custodian - UMB Bank, N.A. (the "Custodian"), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund's assets. The Custodian has entered into a foreign sub-custody arrangement with Citibank, N.A., as the approved foreign custody manager (the Delegate) to perform certain functions with respect to the custody of the Fund's assets outside of the United States of America. The Delegate shall place and maintain the Fund's assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that the Fund's assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.

Accounting Services - Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 acts as the accounting services agent of the Fund. As the accounting services agent of the fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. For the fiscal year ended September 30, 2006, CFA received $20,426 for its services. For the fiscal year ended September 30, 2005, CFA received $12,151 for its services. For the fiscal period December 17, 2003 (commencement of operations) through September 30, 2004, CFA received $731 for its services.

Transfer Agent - Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), is the sole owner of FSI and is its President and Chief Financial Officer.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges, plus out-of-pocket expenses against a minimum fee.

Distributor - First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sale of Class A Shares as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Class A, Class C and Class I shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI.

The Distributor received the following compensation as a result of the sale of the Fund's shares:

Fiscal year     Net                 Compensation   Brokerage         Other
ended           underwriting        on             commissions  compensation(1)
September       discounts           redemptions
30,             and                 and
                commissions         repurchases

2006            $18,710             $26,209        None       $186,010
2005            $89,276             $8,048         None       $107,012
2004(2)         $ 7,263             None           None       $  5,752

(1) Distribution (12b-1) and service fees received.

(2) For the fiscal period December 17, 2003 (commencement of operations) through September 30, 2004

Independent Accountants - The Company's independent registered public accounting firm, Tait, Weller & Baker LLP audit the Company's annual financial statements, assist in the preparation of certain reports to the SEC and prepare the Company's tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker- dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions. For the fiscal year ended September 30, 2006, the Fund paid $128,434 in brokerage commissions. For the fiscal year ended September 30, 2005, the Fund paid $221,994 in brokerage commissions. For the fiscal period December 17, 2003 (commencement of operations) through September 30, 2004, the Fund paid $37,971 in brokerage commissions.

Portfolio Turnover - Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 1,050,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen Million (15,000,000) shares for Class A Shares of the Fund; Ten Million (10,000,000) shares for Class B Shares of the Fund; Ten Million (10,000,000) shares for Class C Shares of the Fund; and Fifteen Million (15,000,000) shares for Class I Shares of the Fund.

The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Class I shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan - The Board of Directors of the Company has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund of the Company; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares imposing a front-end sales charge up to a maximum of 5.75% and charging a distribution (i.e., 12b-1) fee; Class B Shares charging a maximum contingent deferred sales charge of 5% if redeemed within six years of purchase, carrying a higher distribution (i.e., 12b-1) fee than Class A Shares, but converting to Class A Shares eight years after purchase; Class C Shares, which have no front-end sales charge, a deferred sales charge of 2% if shares are redeemed within one (1) year after purchase, and carrying a higher distribution (i.e., 12b-1) fee than Class A Shares, with no conversion feature; and Class I Shares, which have no front-end sales charge, no distribution (i.e., 12b-1) fee and are only available to certain investors.

                                  DISTRIBUTION

The Distributor has appointed Dividend Capital Securities, LLC as a national sales and marketing agent to assist in the promotion of the Fund.

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price - A hypothetical illustration of the computation of the offering price per share of the Fund's Class A Shares, using the value of the Fund's net assets and the number of outstanding shares of the Fund's Class A Shares at the close of business on September 30, 2006 and the maximum front-end sales charge of 5.75%, is as follows:

Net assets                                      $35,704,590
Outstanding shares                                2,736,948
Net asset value per share                             13.05
Sales load (5.75% of the offering price)               0.80
Offering price to the public                    $     13.85

Statement of Intention - The reduced sales charge and public offering price applicable to Class A Shares, as set forth in the prospectus, applies to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Class A Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Plan of Distribution - The Fund has a Plan of Distribution or "12b-1 Plan" for Class A, Class B and Class C shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to FDCC at an annual rate of 0.25% of the average daily net assets attributable to the Fund's outstanding Class A Shares; and 1.00% of the average daily net assets attributable to the Fund's outstanding Class B or C shares, as applicable. The fee is paid to FDCC as reimbursement for expenses incurred for distribution-related activities. For the fiscal year ended September 30, 2006, there were $186,010 of allowable distribution expenses incurred. For the fiscal year ended September 30, 2005, there were $107,012 of allowable distribution expenses incurred. For the fiscal period December 17, 2003 (commencement of operations through September 30, 2004, there were $5,752 of allowable distribution expenses incurred.

Under the Class B and C shares' 12b-1 Plan, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class B or C shares, as applicable; and (ii) to an institution (a "Service Organization") for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class B or Class C shares, as applicable, which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers.

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Fund shares, in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Fund shares.

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

                ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser or the Distributor and their affiliates may, out of their own resources and without additional cost to the Fund or its shareholders, pay a 1% solicitation fee to securities dealers or other financial intermediaries (collectively, a "Financial Intermediary") on each customer purchase solicited by the Financial Intermediary in excess of $1 million. These payments may be in addition to payments made by the Fund to the Financial Intermediary under the Fund's Rule 12b-1 Plan. For more information regarding the Fund's Rule 12b-1 Plan, please see "Distribution - Plan of Distribution."


               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares - You may purchase shares of the Fund directly from the Distributor. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares - If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form.

Conversion of Class B Shares to Class A Shares - Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A Shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies - In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption of Class B Shares, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) Class B Shares acquired by reinvestment of dividends and capital gains distributions; (2) Class B Shares held for over six years; and (3) Class B Shares held the longest during the six-year period.

Waiver of Redemption Fees and Deferred Sales Charges - Deferred sales charges and redemption fees are waived for 401k and qualified investment plan platforms.

Eligible Benefit Plans - An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $2,500 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares - You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account - The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions - You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans - Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege - Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                   TAX STATUS

Distributions of Net Investment Income - The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, or at the lower capital gains rates that apply to distributions that qualify as qualified dividend income, whether you take them in cash or in additional shares. Fund distributions attributable to dividends the Fund receives from a REIT do not qualify for these lower tax rates. Absent further legislation, the lower tax rates applicable to qualified dividend income will not apply to distributions on taxable years beginning after December 31, 2008. Following year-end, a portion of the dividends paid by REITs may be re-characterized for tax purposes as capital gains and/or return of capital. To the extent this occurs, distributions paid by the Fund during the year also will be reclassified to reflect these REIT re-characterizations. In order to appropriately re-characterize the distributions paid by REITs and report accurate tax information to you, the Fund must gather year-end tax information issued by each REIT owned by the Fund during the calendar year. Therefore, the Fund will file a 30 day extension with the Internal Revenue Service that extends the deadline for the Fund to issue Form 1099-DIV to shareholders.

A portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession in the United States and in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States) subject to certain holding period requirements by the Fund and shareholders. Absent further legislation, the maximum rates applicable to qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

Distributions of Capital Gains - The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Real Estate Investments Trust Securities - The Fund has made certain investments in real estate investment trust ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as long-term capital gain or a return of capital.

Effect of foreign investments on distributions - Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Investment in Complex Securities - The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Information on the Tax Character of Distributions - The Fund will inform you of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company - The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements - To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 of such calendar year, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares - Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations - Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations - Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

For corporate investors in the Fund, dividend distributions designated to be from dividends received from qualifying domestic (U.S.) corporations may be eligible for a corporate dividends received deduction. Such dividends, including the deducted part, however, must be included in alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information -- From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                      6
      YIELD = 2[(a-b+1) -1]
                 ---
                 cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the  average  daily  number of shares  outstanding  during  the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance -- Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+ T) = ERV

      Where:

P        =     a hypothetical initial payment $1,000
T        =     average annual total return
n        =     number of years (l, 5 or 10)
ERV      =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund's average annual total return (before taxes) for Class A, Class C and Class I shares for the period or years indicated would be:

-------------------------------------------------------------------
                 Periods ended September 30, 2006
-------------------------------------------------------------------
-------------------------------------------------------------------
Class of        One Year     Five Years   Ten Years    Since
shares                                                Inception(1)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class A Shares  14.25%        N/A          N/A       16.52%
-------------------------------------------------------------------
-------------------------------------------------------------------
Class C Shares  13.31%        N/A          N/A       15.58%
-------------------------------------------------------------------
-------------------------------------------------------------------
Class I Shares  14.46%        N/A          N/A       18.50%
-------------------------------------------------------------------

(1) Commencement of operations of each class of shares was December 17, 2003.

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for the Fund's Class A Shares are included in the prospectus. After-tax returns for Class C and Class I shares will be different.

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" of the Fund are included in the prospectus.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rte for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                       Dividend Capital Realty Income Fund
                            c/o The World Funds, Inc.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended September 30, 2006 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

Standard & Poor's Ratings Group. A Standard & Poor's Ratings Group ("Standard & Poor's") short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks. Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody's Investor Services, Inc. Moody's Investor Services, Inc. ("Moody's) short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

"Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime" - Issuers do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"D" - Securities are in actual or imminent payment default.

Dominion Bond Rating Service Limited. The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

R-1 Prime Credit Quality

R-2 Adequate Credit Quality

R-3 Speculative

All three DBRS rating categories for short-term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

"R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

"R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

"R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

"R-2 (high)", "R-2 (middle)", "R-2 (low)" - Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

"R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Long-Term Credit Ratings

Standard & Poor's. The following summarizes the ratings used by Standard & Poor's for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB," "B," "CCC," "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Fitch. The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

DBRS. The following summarizes the ratings used by DBRS for long-term debt:

"AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

"AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

"A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

"BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

"BB" - Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

"B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

"CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

"D" - This category indicates bonds in default of either interest or principal.

Note: ("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's:

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

o        Positive means that a rating may be raised.
o        Negative means that a rating may be lowered.
o        Stable means that a rating is not likely to change.
o        Developing means a rating may be raised or lowered.
o        N.M.  means not meaningful.

Moody's:

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of an issuers rating over the medium term. Rating outlooks fall into the following four categories: Positive, Negative, Stable and Developing (contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, Moody's written research will describe any differences in the outlooks for the issuer and the reasons for these differences. If no outlook is present, the following designations will be used:
Rating(s) Under Review or No Outlook. Rating(s) Under Review indicates that the issuer has one or more ratings under review for possible change, and this over-rides the Outlook designation. If an analyst has not yet assigned an Outlook, then No Outlook will be displayed.

Fitch:

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS:

Rating Trends

With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS' opinion regarding the outlook for the rating in question, with trends falling into one of three categories - Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white - these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

Rating Actions

In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

Suspended Ratings: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

Discontinued Ratings: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the "non-security" provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as "corporate ratings" and are not publicly disclosed by DBRS.

Ratings "Under Review": DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review". Ratings may also be placed "Under Review" by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

Municipal Note Ratings

Standard & Poor's. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody's. In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

"MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

"MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

 "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

 Fitch. Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

Standard & Poor's. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's. Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch. Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS. DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                                                      APPENDIX B

                        DIVIDEND CAPITAL INVESTMENTS LLC

                        Proxy and Corporate Action Voting
                             Policies and Procedures

I. POLICY.

Dividend Capital Investments, LLC (the "Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Adviser's clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II. PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES.

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A. Conflicts of Interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B. Limitations.

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1. Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.

IV.   RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

o        the name of the issuer of the portfolio security;
o        the exchange ticker symbol of the portfolio security(1);
o        the CUSIP number of the portfolio security(1);
o        the shareholder meeting date;
o        a brief description of the matter voted on;
o        whether the matter was put forward by the issuer or a shareholder;
o        whether the mutual fund voted; o how the mutual fund cast its vote; and
o        whether the mutual fund cast its vote for or against management.

V. GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A. Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following: a. Proposals to stagger board members' terms; b. Proposals to limit the ability of shareholders to call special meetings; c. Proposals to require super majority votes; d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares; e. Proposals regarding "fair price" provisions; f. Proposals regarding "poison pill" provisions; and g. Permitting "green mail".

2.    Providing cumulative voting rights.




B.    Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.    Date and place of annual meeting.

3.    Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors' actions on routine matters since previous annual meeting.

5. Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.    Limiting directors' liability.

7. Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.    Employee Stock Purchase Plans.

10.   Establish 40 1(k) Plans.

C.    Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.    Pay directors solely in stock;

2.    Eliminate director's mandatory retirement policy;

3.    Rotate annual meeting location or date;

4.    Changes in the state of incorporation;

5.    Social and corporate responsibility issues;

6.    Option and stock grants to management and directors; and

7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.



D.    Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1.    Elect directors or trustees;

2.    Ratify or approve independent accountants;

3.    Approve a new investment adviser or sub-adviser;

4.    Approve a change to an investment advisory fee;

5.    Approve a Distribution (i.e., Rule 12b-1) Plan;

6. Approve a change in a fundamental investment objective, policy or limitation;

7.    Approve a change in the state of incorporation; and

8.    Approve a plan of reorganization or merger.

The Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.
-------------------------------------------------------------------------------
(1) The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

PART C - OTHER INFORMATION

Item 23.   Exhibits

(a)        Articles of Incorporation.

(a)(1)     Articles  of   Incorporation   of  The  World   Funds,   Inc.   (the
           "Registrant")  dated  May 8,  1997,  as  filed  with  the  State  of
           Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001.

(a)(2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund, are incorporated herein by reference to Exhibit No. 23(a)(2) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(a)(3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(a)(4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000, are incorporated herein by reference to Exhibit No. 23(a)(4) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC Commission on December 26, 2001.

(a)(5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating the GenomicsFund.com, are incorporated herein by reference to Exhibit No. 23(a)(5) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(a)(6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund, are incorporated herein by reference to Exhibit No. 23(a)(6) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(a)(7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on May 12, 2000.

(a)(8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on August 18, 2000.

(a)(9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on October 25, 2000.

(a)(10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating Newby's Ultra Fund, are incorporated herein by reference to Exhibit No. 23(a)(10) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(a)(11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on March 13, 2001.

(a)(12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, CSI Equity Fund and the GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on March 13, 2001.

(a)(13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, CSI Equity Fund and the GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on March 13, 2001.

(a)(14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares, are incorporated herein by reference to Exhibit No. 23(a)(14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on February 7, 2002.

(a)(15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a) (15) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on February 7, 2002.

(a)(16) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com Class Y, A, B and C Shares to the GenomicsFund Class Y, A, B and C Shares, respectively, are incorporated herein by reference to Exhibit No. 23(a)(16) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on October 8, 2002.

(a)(17) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to the Chase Mid-Cap Growth Fund; renaming Investment Class Shares of the Chase Mid-Cap Growth Fund to Class A Shares; and renaming Service Class Shares of the Chase Mid-Cap Growth Fund to Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(17) of of Post-Effective Amendment No. 24 to the
           Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on October 8, 2002.

(a)(18) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund, are incorporated herein by reference to Exhibit No. 23(a)(18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289/811-8255) as filed with the SEC on December 19, 2002.

(a)(19) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares, are incorporated herein by reference to Exhibit No. 23(a)(19) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 19, 2002.

(a)(20) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares, are incorporated herein by reference to Exhibit No. 23(a) (20) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 19, 2002.

(a)(21) Articles of Amendment dated March 21, 2003, as filed with the State of Maryland on March 22, 2003, renaming the Lara Treasury Management Fund A, B, C and Institutional Shares to the Lara U.S. Treasury Fund Class A, B, C and Institutional Shares, respectively, are incorporated herein by reference to Exhibit No. 23(a) (21) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

(a)(22) Articles Supplementary dated August 18, 2003, as filed with the State of Maryland on August 19, 2003, creating the Vontobel Eastern European Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(22) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

(a)(23) Articles of Amendment dated September 29, 2003, as filed with the State of Maryland on September 30, 2003, renaming B Shares of the New Market Fund as Institutional Shares; and renaming B Shares of the Third Millennium Russia Fund as Institutional Shares, are incorporated herein by reference to Exhibit No. 23(a)(23) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

(a)(24) Articles Supplementary dated October 8, 2003, as filed with the State of Maryland on October 9, 2003, creating the Dividend Capital Realty Fund, are incorporated herein by reference to Exhibit No. 23(a)(24) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

(a)(25) Articles of Amendment dated October 16, 2003, as filed with the State of Maryland on October 23, 2003, renaming the Dividend Capital Realty Fund as the Dividend Capital Realty Income Fund and renaming the following series of the Registrant as follows:
           Dividend  Capital  Realty  Fund  Class A, B, C and Y  Shares  to the
           Dividend Capital Realty Income Fund Class A, B, C and Y Shares, respectively, are incorporated herein by reference to Exhibit No. 23(a)(25) of Post-Effective Amendment No. 31 to the Registrant's
           Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255) as filed with the SEC on October 16, 2003.

(a)(26) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Micro Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(26) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255)as filed with the SEC on November 8, 2004.

(a)(27) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Small Cap Fund, are incorporated herein by reference to Exhibit No. 23(a)(27) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255)as filed with the SEC on November 8, 2004.

(a)(28) Articles of Amendment dated February 6, 2004, as filed with the State of Maryland on February 10, 2004, renaming Class Y Shares of the Dividend Capital Realty Income Fund as Class I Shares, are incorporated herein by reference to Exhibit No. 23(a)(28) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255)as filed with the SEC on November 8, 2004.

(a)(29) Articles of Amendment dated April 20, 2004, as filed with the State of Maryland on April 21, 2004, renaming the Vontobel Eastern European Equity Fund as the Eastern European Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(29) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

(a)(30) Articles of Amendment dated August 5, 2004, as filed with the State of Maryland on August 10, 2004, renaming Class B Shares of the Eastern European Equity Fund to the Eastern European Equity Fund Institutional Shares, are incorporated herein by reference to Exhibit No. 23(a)(30) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255)as filed with the SEC on November 8, 2004.

(a)(31) Articles Supplementary dated August 13, 2004, as filed with the State of Maryland on August 17, 2004, increasing the authorized shares of the Registrant from 750,000,000 to 850,000,000, are incorporated herein by reference to Exhibit No. 23(a)(31) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255)as filed with the SEC on November 8, 2004.

(a)(32) Articles of Amendment dated November 11, 2004, as filed with the State of Maryland on November 12, 2004 renaming the Lara U.S. Treasury Fund series to the Epoch International Small Cap Fund series, are incorporated herein by reference to Exhibit No. 23(a)(32) of Post Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255)as filed with the SEC on November 15, 2004.

(a)(33) Articles Supplementary dated May 6, 2005, as filed with the State of Maryland on May 10, 2005, creating the Epoch U.S. All Cap Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(33) of Post Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 16, 2005.

(a)(34) Articles Supplementary dated August 10, 2005, as filed with the State of Maryland on August 10, 2005, creating the REMS Real Estate Value Opportunity Fund, are incorporated herein by reference to Exhibit No. 23(a)(34) of Post Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on August 15, 2005.

(a)(35) Articles of Amendment dated September 26, 2005, as filed with the State of Maryland on September 30, 2005, renaming the Class C Shares of the Epoch U.S. All Cap Equity Fund as Class P Shares, are incorporated herein by reference to Exhibit No. 23(a)(35) of Post Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on August 15, 2005.

(a)(36) Articles of Amendment dated September 26, 2005, as filed with the State of Maryland on September 30, 2005, renaming the Class C Shares of the Epoch International Small Cap Fund Class C Shares as Class P Shares, are incorporated herein by reference to Exhibit No. 23(a)(36) of Post Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on August 15, 2005.

(a)(37) Articles Supplementary dated September 29, 2005, as filed with the State of Maryland on September 30, 2005, increasing the authorized shares of the Registrant from 850,000,000 to 1,050,000,000, are incorporated herein by reference to Exhibit No. 23(a)(36) of Post Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No.s 333-29289 and 811-8255) as filed with the SEC on December 27, 2005.

(a)(38) Articles Supplementary dated October 21, 2005, as filed with the State of Maryland on October 24, 2005, creating the Platform Shares of the Epoch Global Equity Shareholder Yield Fund, are incorporated herein by reference to Exhibit No. 23(a)(35) of Post Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A (File No.s 333-29289 and 811-8255) as filed with the SEC on November 1, 2005.

(a)(39) Articles Supplementary dated July 11, 2006, as filed with the State of Maryland on July 14, 2006, creating the Osprey Concentrated Large Cap Value Equity Fund, are incorporated herein by reference to Exhibit No. 23(a)(39) of Post Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on August 30, 2006.

(b)        By-Laws.

           The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on June 16, 1997.

(c) Instruments Defining Rights of Security Holders.

           See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255), as filed with the SEC on June 16, 1997.

(d)        Investment Advisory Contracts.

(d)(1) Investment Advisory Agreement, dated October 14, 1997, between CSI Capital Management, Inc. and the Registrant, with respect to the CSI Equity Fund, is incorporated herein by reference to Exhibit No. 23(d)(2) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(d)(2) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC and the Registrant, with respect to the Third Millennium Russia Fund, is incorporated herein by reference to Exhibit No. 23(d)(8) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(d)(3) Investment Advisory Agreement dated March 25, 2003 between Commonwealth Capital Management, LLC and the Registrant, with respect to the GenomicsFund (formerly the GenomicsFund.com), is incorporated herein by reference to Exhibit No. 23(d)(4)(b) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(d)(4) Sub-Advisory Agreement dated March 25, 2003 between Commonwealth Capital Management and Satuit Capital Management, LLC, with respect to the GenomicsFund, is incorporated herein by reference to Exhibit No. 23(d)(4)(c) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(d)(5) Investment Advisory Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund), is incorporated herein by reference to Exhibit No. 23(d)(15) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(d)(6) Sub-Advisory Agreement dated November 8, 2004 between Commonwealth Capital Management and Vontobel Asset Management, Inc., with respect to Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(d)(16) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(d)(7) Investment Advisory Agreement dated May 30, 2006 between Dividend Capital Investments LLC and the Registrant, with respect to the Dividend Capital Realty Income Fund (formerly the Dividend Capital Realty Fund), is incorporated herein by reference to Exhibit No. 23(d)(9) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(d)(8) Investment Advisory Agreement dated January 14, 2005 between Epoch Investment Partners, Inc. and the Registrant, with respect to the Epoch International Small Cap Fund (formerly the Lara U.S. Treasury Fund series), is incorporated herein by reference to Exhibit No. 23(d)(8) of Post Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 16, 2005.

(d)(9) Investment Advisory Agreement dated July 25, 2005 between Epoch Investment Partners, Inc. and the Registrant, with respect to the Epoch U.S. All Cap Equity Fund, is incorporated herein by reference to Exhibit No. 23(d)(11) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(d)(10) Investment Advisory Agreement dated November 1, 2005 between Real Estate Management Services Group, LLC and the Registrant, with respect to the REMS Real Estate Value-Opportunity Fund, is filed herewith.

(d)(11) Investment Advisory Agreement dated December 27, 2005 between Epoch Investment Partners, Inc. and the Registrant, with respect to the Epoch Global Equity Shareholder Yield Fund, is incorporated herein by reference to Exhibit No. 23(d)(13) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(d)(12) Investment Advisory Agreement dated September 15, 2006 between Osprey Partners Investment Management, LLC and the Registrant, with respect to the Osprey Concentrated Large Cap Value Equity Fund, is incorporated herein by reference to Exhibit No. 23(d)(14) of Post Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on September 29, 2006.

(e)        Underwriting Contracts.

           Distribution  Agreement  dated  August 23, 2006 and amended  October
           12,  2006  between  First  Dominion  Capital   Corporation  and  the
           Registrant is filed herewith.

 (f) Bonus or Profit Sharing Contracts.

                 Not Applicable.

(g)             Custodian Agreements.

(g)(1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is filed herewith.

(g)(2) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between Brown Brothers Harriman & Co. and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(g)(3) Custodian Agreement dated November 8, 2004 between UMB Bank, N.A. and the Registrant is filed herewith.

(h)             Other Material Contracts.

(h)(1)          Administrative Services.

(h)(1)(a) Administration Services Agreement dated August 23, 2006 and amended October 12, 2006 between Commonwealth Shareholder Services, Inc. and the Registrant is filed herewith.

(h)(2)          Transfer Agent.

(h)(2)(a) Transfer Agency and Services Agreement dated August 23, 2006 and amended October 12, 2006 between Fund Services, Inc. and the Registrant is filed herewith.

(h)(3)          Fund Accounting.

(h)(3)(a) Accounting Services Agreement dated August 23, 2006 and amended October 12, 2006 between Commonwealth Fund Accounting, Inc. and the Registrant is filed herewith.

(h)(4) Expense Limitation Agreements.

(h)(4)(a) Expense Limitation Agreement dated July 16, 2003 between Commonwealth Shareholder Services and the Registrant, with respect to the CSI Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(1)(t) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(h)(4)(b) Expense Limitation Agreement dated September 1, 2003 between Third Millennium Investment Advisers, LLC and the Registrant, with respect to the Third Millennium Russia Fund, and further supplemented by commitments made by Commonwealth Capital Management, First Dominion Capital Corporation and Commonwealth Shareholder Services, is filed herewith.

(h)(4)(c) Expense Limitation Agreement dated May 1, 2006 between Commonwealth Capital Management and the Registrant, with respect to the GenomicsFund, is filed herewith.

(h)(4)(d) Expense Limitation Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to Class A Shares of the Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(4)(i) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

(h)(4)(e) Expense Limitation Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to Class C Shares of the Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(4)(j) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

(h)(4)(f) Expense Limitation Agreement dated November 8, 2004 between Commonwealth Capital Management and the Registrant, with respect to Institutional Shares (formerly Class B Shares) of the Eastern European Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(4)(k) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on November 8, 2004.

(h)(4)(g) Expense Limitation Agreement dated March 2, 2006 between Dividend Capital Investments LLC and the Registrant, with respect to Dividend Capital Realty Income Fund, is incorporated herein by reference to Exhibit No. 23(h)(1)(u) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(h)(4)(h) Expense Limitation Agreement dated January 14, 2005 between Epoch Investment Partners, Inc. and the Registrant, with respect to Institutional Shares of the Epoch International Small Cap Fund, is incorporated herein by reference to Exhibit No. 23(h)(1)(l) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(h)(4)(i) Expense Limitation Agreement dated May 12, 2006 between Epoch Investment Partners, Inc. and the Registrant, with respect to Class P Shares of the Epoch International Small Cap Fund, is incorporated herein by reference to Exhibit No. 23(h)(1)(q) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(h)(4)(j) Expense Limitation Agreement dated May 12, 2006 between Epoch Investment Partners, Inc. and the Registrant, with respect to Class P Shares of the Epoch U.S. All Cap Equity Fund, is incorporated herein by reference to Exhibit No. 23(h)(1)(r) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(h)(4)(k) Expense Limitation Agreement dated November 25, 2005 between Real Estate Management Services Group, LLC and the Registrant, with respect to the REMS Real Estate Value Opportunity Fund, is incorporated herein by reference to Exhibit No. 23(h)(1)(n) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(h)(4)(l) Expense Limitation Agreement dated December 27, 2005 between Epoch Investment Partners, Inc. and the Registrant, with respect to Platform Shares of Epoch Global Equity Shareholder Yield Fund, is incorporated herein by reference to Exhibit No. 23(h)(1)(p) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 29, 2006.

(h)(4)(m) Expense Limitation Agreement dated December 27, 2005 between Epoch Investment Partners, Inc. and the Registrant, with respect to Institutional Shares of Epoch Global Equity Shareholder Yield Fund, is filed herewith.

(h)(4)(n) Expense Limitation Agreement dated September 15, 2006 between Osprey Partners Investment Management, LLC and the Registrant, with respect to the Osprey Concentrated Large Cap Value Equity Fund, is incorporated herein by reference to Exhibit No.
                23(h)(4)(s) of Post Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on September 29, 2006.

(h)(5)          Shareholder Servicing Plans.

(h)(5)(a) Shareholder Servicing Plan dated September 15, 2006, with respect to Class P Shares of the Osprey Concentrated Large Cap Value Equity Fund, is incorporated herein by reference to Exhibit No. 23(m)(12)(a) of Post Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on September 29, 2006.

(i)             Legal Opinion.

(i)(1)          Opinion of Morgan, Lewis & Bockius LLP is filed herewith.

(j)             Other Opinions.

(j)(1) Opinion and Consent of Tait, Weller & Baker LLP is filed herewith.

(k)             Omitted Financial Statements.

                 Not Applicable.

(l) Initial Capital Agreements.

                 Not Applicable.

(m)             Rule 12b-1 Plans.

(m)(1)          CSI Equity Fund

(m)(1)(a) Distribution and Service Plan for Class A Shares dated June 12, 2001 is filed herewith.

(m)(1)(b) Distribution and Service Plan for Class C Shares dated June 12, 2001 is filed herewith.

(m)(2)          Third Millennium Russia Fund

(m)(2)(a) Distribution and Service Plan for Class A Shares dated November 6, 2002 is filed herewith.

(m)(2)(b) Distribution and Service Plan for Class B Shares (now known as Institutional) Shares dated August 4, 2003 is filed herewith.

(m)(2)(c) Distribution and Service Plan for Class C Shares dated August 4, 2003 is filed herewith.

(m)(3)          GenomicsFund

(m)(3)(a) Distribution Plan for Class Y Shares dated March 10, 2001 is filed herewith.

(m)(3)(b) Distribution Plan for Class A Shares dated June 12, 2001 is filed herewith.

(m)(3)(c) Distribution and Service Plan for Class B Shares dated June 12, 2001 is filed herewith.

(m)(3)(d) Distribution and Service Plan for Class C Shares dated June 12, 2001 is filed herewith.

(m)(4)          Eastern European Equity Fund

(m)(4)(a) Distribution and Service Plan for Class A Shares dated November 8, 2004 is filed herewith.

(m)(4)(b) Distribution and Service Plan for Class C Shares dated November 8, 2004 is filed herewith.

(m)(5)          Dividend Capital Realty Income Fund.

(m)(5)(a) Distribution and Service Plan for Class Y (now known as Institutional) Shares dated December 15, 2003 is filed herewith.

(m)(5)(b) Distribution and Service Plan for Class A Shares dated December 15, 2003 is filed herewith.

(m)(5)(c) Distribution and Service Plan for Class B Shares dated December 15, 2003 is filed herewith.

(m)(5)(d) Distribution and Service Plan for Class C Shares dated December 15, 2003 is filed herewith.

(m)(6)          Epoch International Small Cap Fund.

(m)(6)(a) Distribution and Service Plan for Class P Shares dated May 12, 2006 is filed herewith.

(m)(7)          Epoch U.S. All Cap Equity Fund.

(m)(7)(a) Distribution and Service Plan for Class P Shares dated May 12, 2006 is filed herewith.

(m)(8)          Epoch Global Equity Shareholder Yield Fund.

 (m)(8)(a) Distribution and Service Plan for Class P Shares dated December 27, 2005 is filed herewith.

(m)(9)     Osprey Concentrated Large Cap Value Equity Fund.

(m)(9)(a) Plan of Distribution Pursuant to Rule 12b-1 for Class P Shares dated September 15, 2006 is incorporated herein by reference to Exhibit No. 23(m)(12)(b) of Post Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on September 29, 2006.

(n)        Rule 18f-3 Plans.

(n)(1) Rule 18f-3 Multiple Class Plan with respect to the CSI Equity Fund dated June 12, 2001 is incorporated herein by reference to Exhibit No. 23(n)(4) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(n)(2) Rule 18f-3 Multiple Class Plan dated November 6, 2002 with respect to the Third Millennium Russia Fund is filed herewith.

(n)(3) Rule 18f-3 Multiple Class Plan dated June 12, 2001 with respect to the GenomicsFund is incorporated herein by reference to Exhibit No. 23(n)(5) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on December 26, 2001.

(n)(4) Rule 18f-3 Multiple Class Plan dated November 8, 2004 with respect to the Eastern European Equity Fund is filed herewith.

(n)(5) Rule 18f-3 Multiple Class Plan dated December 15, 2003 with respect to the Dividend Capital Realty Income Fund is filed herewith.

(n)(6) Rule 18f-3 Multiple Class Plan dated January 15, 2005 with respect to the Epoch International Small Cap Fund is filed herewith.

(n)(7) Rule 18f-3 Multiple Class Plan dated July 25, 2005 with respect to the Epoch U.S. All Cap Equity Fund is filed herewith.

(n)(8) Rule 18f-3 Multiple Class Plan dated December 27, 2005 with respect to the Epoch Global Equity Shareholder Yield Fund is filed herewith.

(n)(9) Rule 18f-3 Multiple Class Plan dated September 15, 2006 with respect to the Osprey Concentrated Large Cap Value Equity Fund is incorporated herein by reference to Exhibit No. 23(m)(12)(b) of Post Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on September 29, 2006.

(o)        Reserved.

(p)        Codes of Ethics

(p)(1) Code of Ethics of the Registrant, First Dominion Capital Corporation (the distributor for the Registrant), Commonwealth Capital Management (the investment adviser to the GenomicsFund and the Eastern European Equity Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund) and the Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 and 811-08255), as filed with the SEC on May 12, 2000.

(p)(2) Code of Ethics of Dividend Capital Investments LLC (the investment adviser for the Dividend Capital Realty Income Fund) is incorporated herein by reference to Exhibit No. 23(p)(4) of Post Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 16, 2005.

(p)(3) Code of Ethics of Epoch Investment Partners, Inc. (the investment adviser for the Epoch International Small Cap Fund, the Epoch U.S. All Cap Equity Fund and the Epoch Global Equity Shareholder Yield
           Fund) is incorporated herein by reference to Exhibit No. 23(p)(5) of Post Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on May 16, 2005.

(p)(4) Code of Ethics of Real Estate Management Services Group, LLC (the investment adviser for the REMS Real Estate Value Opportunity Fund) is incorporated herein by reference to Exhibit No. 23(p)(6) of Post Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-08255) as filed with the SEC on August 15, 2005.

(p)(5) Code of Ethics of Real Osprey Partners Investment Management, LLC (the investment adviser for the Osprey Concentrated Large Cap Value Equity Fund) is incorporated herein by reference to Exhibit No. 23(m)(12)(b) of Post Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on September 29, 2006.

(q)        Powers-of-Attorney.

(q)(1) Powers-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickinson and William E. Poist are incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24. Persons Controlled by or Under Common Control with the Fund.

           None.

Item 25.   Indemnification.

     Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser.

     The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser/Sub-Adviser          Form ADV File No.
---------------------------------------         -----------------
CSI Capital Management, Inx.                    801-14549
Third Millennium  Investment  Advisors, LLC     801-55720
Commonwealth Capital Management, LLC            801-60040
Dividend Capital Investments, LLC               801-62453
Epoch Investment Partners, Inc.                 801-63118
Real Estate Management  Services Group, LLC     801-61061
Osprey Partners Investment  Management, LLC     801-55893

Item 27.   Principal Underwriters.

     (a) First Dominion Capital Corporation also acts as underwriter to Vontobel Funds, Inc., The World Insurance Trust and Satuit Capital Management Trust.

     (b) First Dominion Capital Corp.

     The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by First Dominion Capital Corporation with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

   (c) Not Applicable.

Item 28.   Location Of Accounts And Records.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

     (a) CSI Capital Management, Inc., 110 El Paseo, Santa Barbara, CA 93101 (records relating to its function as investment adviser to the CSI Equity Fund).

     (b) Third Millennium Investment Advisors, LLC, 1185 Avenue of the Americas New York, NY 10036 (records relating to its function as investment adviser to the Third Millennium Russia Fund).

     (c) UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, MO 64106 (records relating to its functions as custodian for each Fund).

     (d) Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as transfer agent to the Funds).

     (e) Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator to the Funds).

     (f) First Dominion Capital Corporation, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as distributor to the Funds).

     (g) Commonwealth Fund Accounting, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as fund accounting agent for the Funds).

     (h) Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, NY 10019 (records relating to its function as investment adviser to the Epoch International Small Cap Fund, the Epoch U.S. All Cap Equity Fund and the Epoch Global Equity Shareholder Yield Fund).

     (i) Commonwealth Capital Management, LLC, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as the investment adviser to GenomicsFund and the Eastern European Equity Fund).

     (j) Dividend Capital Investments LLC, 518 17th Street, Suite 1700 Denver, CO 80202 (records relating to its function as the investment adviser to the Dividend Capital Realty Income Fund).

     (k) Real Estate Management Services Group, LLC, 1100 Fifth Avenue, South, Suite 301, Naples, FL 34102-6407 (records relating to its function as the investment adviser to the REMS Real Estate Value Opportunity Fund).

     (l) Osprey Partners Investment Management, LLC, Shrewsbury Executive Center II, 1040 Broad Street, Shewsbury, New Jersey 07702 (records relating to its function as the investment adviser to the Osprey Concentrated Large Cap Value Equity Fund series).

Item 29.   Management Services.

     There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 (the "Securities Act") and the Registrant has duly caused this Post-Effective Amendment No. 60 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 31st day of January 2007.

                                             THE WORLD FUNDS, INC.

                                             By: /s/ John Pasco, III
                                          --------------------------------------
                                            John Pasco, III
                                            Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 60 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                 Title                                 Date


/s/ John Pasco, III
------------------------
John Pasco, III           Director, Chairman & Chief          January 31, 2007
                          Executive Officer

* Samuel Boyd, Jr.          Director                          January 31, 2007
------------------------
* Paul M. Dickinson         Director                          January 31, 2007
------------------------
*William E. Poist          Director                           January 31, 2007
-----------------------

/s/ Karen M. Shupe
---------------------
Karen M. Shupe            Treasurer & Chief Financial         January 31, 2007
                          Officer



*By: /s/ John Pasco, III
    --------------------------------
     John Pasco, III
    Attorney-in-fact pursuant to Powers-of-Attorney incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

INDEX TO EXHIBITS

EXHIBIT NO.  DESCRIPTION
Ex-99.E      Distribution Agreement dated August 23, 2006 and amended October
             12, 2006 between First Dominion Capital Corporation and the
             Registrant.
Ex-99.G1     Custodian Agreement dated October 28, 1998 between
             Brown Brothers Harriman & Co. and the Registrant.
Ex-99.H1A    Administration Services Agreement dated August 23, 2006 and amended
             October 12, 2006 between Commonwealth Shareholder Services, Inc.
             and the Registrant.
Ex-99.H2A    Transfer Agency and Services Agreement dated August 23, 2006 and amended October 12, 2006 between Fund Services, Inc. and the
             Registrant.
Ex-99.H3A    Accounting Services Agreement dated August 23, 2006 and
             amended October 12, 2006 between Commonwealth Fund
             Accounting, Inc. and the Registrant.
Ex-99.H4M    Expense Limitation Agreement dated December 27, 2005 between Epoch
             Investment Partners, Inc. and the Registrant, with respect to
             Institutional Shares of Epoch Global Equity Shareholder Yield Fund.
Ex-99.I1     Opinion of Morgan, Lewis & Bockius LLP.
Ex-99.J1     Opinion and Consent of Tait, Weller & Baker LLP.
Ex-99.M1A    Distribution and Service Plan for Class A Shares of CSI
             Equity Fund dated June 12, 2001.
Ex-99.M1B    Distribution and Service Plan for Class C Shares of CSI Equity Fund
             dated June 12, 2001.
Ex-99.M2A    Distribution and Service Plan for Class A Shares of Third
             Millennium Russia Fund dated November 6, 2002.
Ex-99.M2B    Distribution and Service Plan for Class B Shares of Third
             Millennium Russia Fund dated August 4, 2003.
Ex-99.M2C    Distribution and Service Plan for Class C Shares of Third
             Millennium Russia Fund dated August 4, 2003.
Ex-99.M3A    Distribution Plan for Class Y Shares of the GenomicsFund dated
             March 10, 2001.
Ex-99.M3B    Distribution Plan for Class A Shares of the GenomicsFund dated June
             12, 2001.
Ex-99.M3C    Distribution and Service Plan for Class B Shares of the
             GenomicsFund dated June 12, 2001.
Ex-99.M3D    Distribution and Service Plan for Class C Shares of the
             GenomicsFund dated June 12, 2001.
Ex-99.M4A    Distribution and Service Plan for Class A Shares of Eastern
             European Equity Fund dated November 8, 2004.
Ex-99.M4B    Distribution and Service Plan for Class C Shares of Eastern
             European Equity Fund dated November 8, 2004.
Ex-99.M5A    Distribution and Service Plan for Class Y Shares of Dividend
             Capital Realty Income Fund dated December 15, 2003.
Ex-99.M5B    Distribution and Service Plan for Class A Shares of Dividend
             Capital Realty Income Fund dated December 15, 2003.
Ex-99.M5C    Distribution and Service Plan for Class B Shares of Dividend
             Capital Realty Income Fund dated December 15, 2003.
Ex-99.M5D    Distribution and Service Plan for Class C Shares of Dividend
             Capital Realty Income Fund dated December 15, 2003.
Ex-99.M6A    Distribution and Service Plan for Class P Shares of Epoch
             International Small Cap Fund dated May 12, 2006.
Ex-99.M7A    Distribution and Service Plan for Class P Shares of Epoch U.S. All
             Cap Fund dated May 12, 2006.
Ex-99.M8A    Distribution and Service Plan for Class P Shares of Epoch Global
             Equity Shareholder Fund dated December 27, 2005.
Ex-99.N2     Rule 18f-3 Multiple Class Plan for the Third Millennium Russia Fund
             dated November 6, 2002.
Ex-99.N4     Rule 18f-3 Multiple Class Plan for the Eastern European Equity Fund
             dated November 8, 2004.
Ex-99.N5     Rule 18f-3 Multiple Class Plan for the Dividend Capital Realty
             Income Fund dated December 15, 2003.
Ex-99.N6     Rule 18f-3 Multiple Class Plan for the Epoch International Small
             Cap Fund dated January 15, 2005.
Ex-99.N7     Rule 18f-3 Multiple Class Plan for the Epoch U.S. All Cap Equity
             Fund dated July 25, 2005.
Ex-99.N8     Rule 18f-3 Multiple Class Plan for the Epoch Global Equity
             Shareholder Yield Fund dated December 27, 2005.

                                                                    EXHIBIT 99.E


                       FIRST DOMINION CAPITAL CORPORATION
                             DISTRIBUTION AGREEMENT


         AGREEMENT made as of the 23rd day of August, 2006, between The World Funds, Inc., a corporation duly organized and existing under the laws of the State of Maryland (the "Company") and First Dominion Capital Corporation ("FDCC"), a corporation duly organized and existing under the laws of the Commonwealth of Virginia (the "Distributor").

         WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is authorized (i) to issue shares in separate series, with the shares of each such series representing the interests in a separate portfolio of securities and other assets, and (ii) to divide such shares into one or more classes (the "Shares"); and

         WHEREAS, the Company wishes to employ the services of the Distributor with respect to the distribution of the Shares of each portfolio series thereof identified from time to time on Schedule A hereto (each such portfolio series being referred to herein as a "Fund") as such Schedule may be amended from time to time; and

         WHEREAS, the Distributor wishes to provide distribution services to the Company with respect to the Shares.

         NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

         1. SALE OF SHARES BY THE DISTRIBUTOR. The Company grants to the Distributor the right to sell Shares during the term of this Agreement and subject to the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") and of the laws governing the sale of securities in the various states ("Blue Sky Laws"), under the following terms and conditions: the Distributor (i) shall have the right to sell, as agent and on behalf of the Company, Shares authorized for issue and registered under the 1933 Act; and (ii) may sell such Shares only in compliance with the terms set forth in the Company's currently effective registration statement, as may be in effect from time to time, and any further limitations the Board of Directors of the Company (the "Board") may impose. The Distributor may also enter into dealer or similar agreements with qualified intermediaries it may select for the performance of Distribution and Shareholder Services. The Distributor may also enter into agreements with intermediaries and other qualified entities to perform recordkeeping, shareholder servicing and sub-accounting services. In making such arrangements, the Distributor shall act only as principal and not as agent for the Company. No such intermediary is authorized to act as agent for the Company in connection with the offering or sale of shares to the public or otherwise, except for the limited purpose of determining the time as of which orders for the purchases, sales and exchanges of shares are deemed to have been received.

         2. SALE OF SHARES BY THE COMPANY. The rights granted to the Distributor shall be nonexclusive in that the Company reserves the right to sell its shares to investors on applications received and accepted by the Company. Any purchase or sale shall be conclusively presumed to have been accepted by the Company if the Company fails to notify the Distributor of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale. The Company also reserves the right to issue Shares in connection with (i) the merger or consolidation of the assets of, or acquisition by the Company through purchase or otherwise, with any other investment company, trust or personal holding company; (ii) a pro rata distribution directly to the holders of Shares in the nature of a stock dividend or split-up; and (iii) as otherwise may be provided in the then current registration statement of the Company.

         3. SOLICITATION OF SALES. In consideration of the rights granted to the Distributor under this Agreement, the Distributor agrees to use all reasonable efforts, consistent with its other business, to secure purchasers for Shares of the Company. This shall not prevent the Distributor from entering into like arrangements (including arrangements involving the payment of underwriting commissions) with other issuers. The Distributor will not directly or indirectly direct remuneration from commissions paid by the Company for portfolio securities transactions to a broker or dealer for promoting or selling fund shares.

         4. SHARES COVERED BY THIS AGREEMENT. This Agreement shall apply to unissued Shares, Shares held in its treasury in the event that in the discretion of the Company treasury Shares shall be sold, and Shares repurchased for resale.

         5. VOLUNTARY REPURCHASE OF SHARES BY THE COMPANY. The Company reserves the right, by resolution of its Board, to authorize and require the Distributor to repurchase, upon prices, terms and conditions to be set forth in such resolution, as agent of the Company and for its account, such shares of the Company as may be offered for voluntary repurchase by the Fund from time to time.

         6. PUBLIC OFFERING PRICE. Except as otherwise noted in the Company's current prospectus (the "Prospectus") or Statement of Additional Information (the "SAI"), all Shares sold by the Distributor or the Company will be sold at the public offering price plus any applicable sales charge described therein. The public offering price for all accepted subscriptions will be the net asset value per share, determined in the manner described in the Company's then current Prospectus and SAI with respect to the applicable Fund. The Company shall in all cases receive the net asset value per Share on all sales. If a sales charge is in effect, the Distributor shall be entitled to retain the applicable sales charges, if any, subject to any reallowance obligations of the Distributor as set forth in any selling agreements with selected dealers and others for the sale of Shares and/or as set forth in the Prospectus and/or SAI of the Company with respect to Shares, in accordance with Section 22 of the 1940 Act and rules thereunder.

         7. SUSPENSION OF SALES. If and whenever the determination of net asset value is suspended and until such suspension is terminated, no further orders for Shares shall be processed by the Distributor, except such unconditional orders placed with the Distributor before it had knowledge of the suspension. In addition, the Company reserves the right to suspend sales of Shares and the Distributor's authority to process orders for Shares if, in the judgment of the Company, it is in the best interest of the Company to do so. Suspension will continue for such period as may be determined by the Company. Such a suspension of sales shall not effect a termination of this Agreement.

         8. AUTHORIZED REPRESENTATIONS. The Distributor is not authorized by the Company to give any information or to make any representations other than those contained in the appropriate registration statement, Prospectuses or SAIs filed with the Securities and Exchange Commission under the 1933 Act (as those registration statements, Prospectuses and SAIs may be amended from time to time), or contained in shareholder reports or other material that may be prepared by or on behalf of the Company for the Distributor's use. This shall not be construed to prevent the Distributor from preparing and distributing, in compliance with applicable laws and regulations, sales literature or other material as it may deem appropriate. Distributor will furnish or cause to be furnished copies of such sales literature or other material to the Company. Distributor agrees to take appropriate action to cease using such sales literature or other material to which the Company objects as promptly as practicable after receipt of the objection. Distributor further agrees that, in connection with the offer and sale of Shares, Distributor shall comply with all applicable securities laws of the United States and each state thereof in which Shares are offered and/or sold (including without limitation, the maintenance of effective federal and state broker-dealer registrations, as required) and the rules and regulations of the NASD.

         9. REGISTRATION OF SHARES. The Company agrees that it will use its best efforts to register the Shares under the Blue Sky laws of any state as well as under the 1933 Act (subject to the necessary approval, if any, of its shareholders) and to qualify and maintain the registration and qualification of an appropriate number of shares under the 1933 Act so that there will be available for sale the number of Shares the Distributor may reasonably be expected to sell. Distributor shall furnish such information and other materials relating to its affairs and activities as shall be required by the Company in connection with such registration and qualification. The Distributor agrees that it will not offer or sell Shares in any jurisdiction unless the offer or sale of Shares has been so qualified or registered or is otherwise exempt from such registration or qualification. The Company shall furnish to the Distributor copies of all information, financial statements and other papers which the Distributor may reasonably request for use in connection with the distribution of Shares of each series of the Company.

         10. EXPENSES AND COMPENSATION.

         (a) The Company will pay all of its own expenses, except as expressly provided herein or in any other agreements which the Company may have with the Distributor or any other person.

         (b) The Distributor will pay all fees and expenses (i) in connection with the printing and distributing Prospectuses and SAIs to prospective shareholders and the costs of preparing, printing and distributing such other sales literature, reports, forms and advertisements in connection with the sale of Shares to persons other than current shareholders and state and federal regulatory agencies; (ii) preparing, printing and distributing all other sales literature used by the Distributor or by dealers (including copies of Company reports to shareholders or state and federal regulatory agencies, other than those sent to shareholders or state and federal regulatory agencies, which the Company may permit to be used as sales literature) in connection with the offering of Shares for sale to the public; and (iii) any expenses of advertising in connection with the offering of Shares for sale to the public.

         (c) Compensation. It is understood and agreed by the parties hereto that the Distributor will receive compensation for services it performs hereunder in accordance with Schedule B hereto, as such Schedule may be amended from time to time.

         (d) Revenue Sharing. The Company, through one or more of its investment advisers or their affiliates may make payments to the Distributor with respect to any expenses incurred in the distribution of shares by the Company, and such payments will be payable from the past profits or other resources of the advisers or their affiliates including advisory fees paid to it by the Company.

         11. INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon: (i) any violation of the Company's representations or covenants herein contained; (ii) any wrongful act of the Company or any of its representatives (other than the Distributor or any of its employees or representatives (regardless of the capacity in which such employee or representative is acting) or any other person for whose acts the Distributor is responsible or is alleged to be responsible (including any selected dealer or person through whom sales are made pursuant to an agreement with the Distributor)); or (iii) any untrue statement of a material fact contained in a registration statement, Prospectus, SAI or shareholder reports or other information filed or made public by the Company (as from time to time amended) of any Fund or any omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or common law, except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished to the Company by or on behalf of the Distributor. In no case (i) is the indemnity by the Company in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Company or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this agreement, or (ii) is the Company to be liable under its indemnity agreements contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the Company in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or any such person or after the Distributor or such person shall have received notice of service on any designated agent. However, failure to notify the Company of any claim shall not relieve the Company from any liability which it may have to the Distributor or any person against whom such action is brought other than on account of its indemnity agreement contained in this paragraph 10(a).

The Company shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Company elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Distributor, or person or persons, defendant or defendants in the suit. In the event the Company elects to assume the defense of any suit and retain counsel, the Distributor, officers or directors or controlling person(s) or defendant(s) in the suit shall bear the fees and expenses of any additional counsel retained by them. If the Company does not elect to assume the defense of any suit, it will reimburse the Distributor, officers or directors or controlling person(s) or defendant(s) in the suit for the reasonable fees and expenses of any counsel retained by them. The Company agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Directors in connection with the issuance or sale of any of the Shares.

         (b) The Distributor agrees to indemnify and hold harmless the Company and each of its Directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon: (i) any violation of the Distributor's representations or covenants herein contained; (ii) any wrongful act of the Distributor or any of its employees or representatives or any other person for whose acts the Distributor is responsible or is alleged to be responsible (including any selected dealer or person through whom sales are made pursuant to an agreement with the Distributor); or (iii) any untrue statement of a material fact contained in a registration statement, Prospectus, SAI or shareholder reports or other information filed or made public by the Company (as from time to time amended) or any omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only if the statement or omission was made in reliance upon, and in conformity with, information furnished to the Company by or on behalf of the Distributor. In no case (x) is the indemnity by the Distributor in favor of the Company or any person indemnified to be deemed to protect the Company or any person against any liability to the Distributor or its security holders to which the Company or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this agreement, or (y) is the Distributor to be liable under its indemnity agreements contained in this paragraph with respect to any claim made against the Company or any person indemnified unless the Company or person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Company or any such person or after the Company or such person shall have received notice of service on any designated agent. However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Company or any person against whom such action is brought other than on account of its indemnity agreement contained in this paragraph 10(b).

The Distributor shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Company, or person or persons, defendant or defendants in the suit. In the event the Distributor elects to assume the defense of any suit and retain counsel, the Company, officers or Directors or controlling person(s) or defendant(s) in the suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the Company, officers or Directors or controlling person(s) or defendant(s) in the suit for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify the Company promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of any of the Shares.

         (c) The indemnification obligations of the parties in this Paragraph 11 shall survive the termination of this Agreement.

         12. CODE OF ETHICS. The Distributor has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act and will provide the Company with a copy of such code of ethics and all subsequent modifications, together with evidence of its adoption. At least annually, the Distributor will provide the Company with a report which summarizes existing procedures for compliance with the code and any changes in the procedures made during the past year and identifies any recommended changes in existing restrictions or procedures based upon experience with the code, evolving industry practice, or developments in applicable laws or regulations, and must certify that the distributor has adopted procedures reasonably necessary to prevent "Access Persons" as defined in the code and Rule 17j-1 from violating the code.

         13. CONFIDENTIALITY. The Distributor agrees to treat confidentially and as proprietary information of the Company, all records and other information relative to the Company and its prior, present or potential shareholders, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except when requested by the Company or when requested to divulge such information by duly constituted authorities, after prior notification to and approval by the Company. Such approval shall not be unreasonably withheld and may not be withheld where the Distributor may be exposed to civil or criminal contempt proceedings for failure to comply.

Upon termination of this Agreement, the Distributor shall return to the Company all copies of confidential information received from the Company hereunder, other than materials or information required to be retained by the Distributor under applicable laws or regulations. Each party hereby agrees to dispose of any "consumer report information," as such term is defined in Regulation S-P.

         14. TERMINATION. This Agreement shall become effective as follows: (i) with respect to the Shares of each Fund identified on Schedule A hereto as of the date hereof, and (ii) with respect to the Shares of any Fund added to Schedule A hereto, subsequent hereto, as of the date Schedule A is amended to add such Fund. Unless terminated as provided herein, the Agreement shall continue in force for one (1) year from the date of its execution and thereafter from year to year, provided continuance is approved at least annually by either
(i) the vote of a majority of the Board, or by the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of those Directors of the Company who are not interested persons of the Company and who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on the approval.

This Agreement shall automatically terminate in the event of its assignment. In addition to termination by failure to approve continuance or by assignment, this Agreement may at any time be terminated without the payment of any penalty with respect to any Fund or class of Shares thereof by vote of a majority of the Directors of the Company who are not interested persons of the Company, or by vote of a majority of the outstanding voting securities of the Company, on sixty
(60) days' prior written notice by the Company. This Agreement may be terminated by the Distributor on sixty (60) days' prior written notice to the Company. As used in this Paragraph 14, the terms "vote of a majority of the outstanding voting securities," "assignment" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules enacted thereunder as now in effect or as hereafter amended.

         15. AMENDMENTS. This Agreement may be amended from time to time by a writing executed by the Company and the Distributor.

         16. NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address. Notices to the Company shall be directed to 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235,
Attention: Mr. John Pasco, III; and notices to the Distributor shall be directed to: 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, Attention:
Mr. John Pasco, III.

         17. SEVERABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         18. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the choice of laws provision thereof.

         19. LIMITATION OF LIABILITY. The Distributor hereby acknowledges that the Funds' obligations hereunder with respect to the Shares are binding only on the assets and property belonging to the Funds. The obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Funds personally, but shall bind only the property of the Funds. The execution and delivery of this agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Funds' property.

         20. AML AND PRIVACY. The Distributor represents that it is in compliance in all material respects, and will continue to so comply, with all applicable laws and regulations relating to guarding against terrorism and money laundering, and the Distributor agrees to comply with the Company's anti-money laundering program to the extent applicable. It is acknowledged and agreed that other service providers to the Company perform anti-money laundering services and reviews for the Company, and that the Distributor receives little, if any, information concerning Fund shareholders. The Distributor also agrees to comply with the Company's privacy policies with respect to all information obtained pursuant to this Agreement.

         21. MARKET TIMING. From time to time, the Company may implement policies, procedures or charges in an effort to avoid the potential adverse affects on the Funds of short-term trading by market timers. The Distributor agrees to cooperate in good faith with the Company in the implementation of (i) any such policies, procedures or charges, and (ii) the imposition and payment over to the Company of redemption fees specified in the Company's Prospectus and SAI. The Distributor agrees, as required by applicable law, to make reasonable efforts to obtain the complete assistance of intermediaries in complying with the Company's frequent trading and other policies set forth in the Company's Prospectus and SAI or take alternative actions reasonably designed to achieve compliance with these policies.

         22. SALES CHARGE BREAKPOINTS. The Distributor acknowledges that shares of any Fund may be divided into separate classes, as described in the applicable Fund's Prospectus and SAI, and may have sales charges or discounts or waivers for certain categories of investors.

         23. EXECUTION IN COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         24. HEADINGS. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

         25. WAIVER. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by written instrument executed by such party. No failure of either party hereto to exercise any power or right granted hereunder, or to insist upon strict compliance with any obligation hereunder, and no custom or practice of the parties with regard to the terms of performance hereof, will constitute a waiver of the rights of such party to demand full and exact compliance with the terms of this Agreement.

         26. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                              THE WORLD FUNDS, INC.


                               By: /s/ John Pasco, III
                                    John Pasco, III
                                    Chairman

                               FIRST DOMINION CAPITAL CORP.



                               By: /s/ John Pasco, III
                                    John Pasco, III
                                    President

                              Amended and Restated
                                   Schedule A
                                     to the
                            Administration Agreement
                                     between
                      The World Funds, Inc. (the "Company")
                                       and
                   First Dominion Capital Corporation ("FDCC")

                          Dated as of October 12, 2006

                                  LIST OF FUNDS

Funds
CSI Equity Fund
Dividend Capital Realty Income Fund
Eastern European Equity Fund
Epoch Global Equity Shareholder Yield Fund
Epoch U.S. All Cap Equity Fund
Epoch International Small Cap Fund
GenomicsFund
REMS Real Estate Value Opportunity Fund
Third Millennium Russia Fund
Osprey Concentrated Large Cap Value Equity Fund

                                   Schedule B
                                     to the
                             Distribution Agreement
                                     between
                      The World Funds, Inc. (the "Company")
                                       and
                   First Dominion Capital Corporation ("FDCC")

                           Dated as of August 23, 2006

                            DISTRIBUTION FEE SCHEDULE

1. The Distributor shall received from each Fund, fees at the rates and under the terms and conditions of the Rule 12b-1 Distribution Plan adopted by the Fund, as such plan is in effect from time to time, and subject to any further limitations on such fees as the Board of Directors of the Company may impose.

2. With respect to any shares of the Fund sold subject to a sales charge, FDCC shall be entitled to retain the underwriter's portion of the sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

3. With respect to sales of shares of the Fund sold subject to a sales charge for which FDCC is the selling dealer, FDCC shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

4. With respect to any shares of the Fund sold at net asset value (without a sales charge), FDCC shall receive from the Fund reimbursement at the rate of $30 per hour for the cost of personnel involved with assistance in the promotion of sale of such shares and for out-of-pocket costs incurred by FDCC.

                                                                   EXHIBIT 99.G1


a. CUSTODIAN AGREEMENT THIS AGREEMENT, dated as of this 25th day of July, 2005, between
THE WORLD FUNDS, INC., an open-end management investment company incorporated in Maryland and registered with the Commission under the 1940 Act (the Fund), on behalf of each of the series listed on the attached Appendix C as the same may from time to time be updated (each a Series), and BROWN BROTHERS HARRIMAN & CO., a limited partnership formed under the laws of the State of New York (BBH&Co. or the Custodian),

                             W I T N E S S E T H:
      WHEREAS, the Fund wishes to employ BBH&Co. to act as custodian for the Fund and to provide related services, all as provided herein, and BBH&Co. is willing to accept such employment, subject to the terms and conditions herein set forth;
      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Fund and BBH&Co. hereby agree, as follows:

1. Appointment of Custodian. The Fund hereby appoints BBH&Co. as the Fund's custodian, and BBH&Co. hereby accepts such appointment. All Investments of the Fund delivered to the Custodian or its agents or Subcustodians shall be dealt with as provided in this Agreement. The duties of the Custodian with respect to the Fund's Investments shall be only as set forth expressly in this Agreement which duties are generally comprised of safekeeping and various administrative duties that will be performed in accordance with Instructions and as reasonably required to effect Instructions.

2. Representations, Warranties and Covenants of the Fund. The Fund hereby represents, warrants and covenants each of the following:
                 2.1 This Agreement has been, and at the time of delivery of each Instruction such Instruction will have been, duly authorized, executed and delivered by the Fund. This Agreement does not violate any Applicable Law or conflict with or constitute a default under the Fund's prospectus or other organic document, agreement, judgment, order or decree to which the Fund is a party or by which it or its Investments is bound.

                2.2 By providing an Instruction with respect to the first acquisition of an Investment in a jurisdiction other than the United States of America, the Fund shall be deemed to have confirmed to the Custodian that the Fund has (a) assessed and accepted all material Country or Sovereign Risks and accepted responsibility for their occurrence, (b) made all determinations required to be made by the Fund under the 1940 Act, and (iii) appropriately and adequately disclosed to its shareholders, other investors and all persons who have rights in or to such Investments, all material investment risks, including those relating to the custody and settlement infrastructure or the servicing of securities in such jurisdictions.

                 2.3 The Fund shall safeguard and shall solely be responsible for the safekeeping of any testkeys, identification codes, passwords, other security devices or statements of account with which the Custodian provides it. In furtherance and not limitation of the foregoing, in the event the Fund utilizes any on-line service offered by the Custodian, the Fund and the Custodian shall be fully responsible for the security of its respective connecting terminal, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards in respect thereof.

3. Representation and Warranty of BBH&Co. BBH&Co. hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by BBH&Co. and does not and will not violate any Applicable Law or conflict with or constitute a default under BBH&Co.'s limited partnership agreement or any agreement, instrument, judgment, order or decree to which BBH&Co. is a party or by which it is bound.

4. Instructions. Unless otherwise explicitly indicated herein, the Custodian shall perform its duties pursuant to Instructions. As used herein, the term Instruction shall mean a directive initiated by the Fund, acting directly or through its board of directors, officers or other Authorized Persons, which directive shall conform to the requirements of this Section 4.
      4.1 Authorized Persons. For purposes hereof, an Authorized Person shall be a person or entity authorized to give Instructions for or on behalf of the Fund by written notices to the Custodian or otherwise in accordance with procedures delivered to and acknowledged by the Custodian, including without limitation the Fund's Investment Adviser or Foreign Custody Manager. The Custodian may treat any Authorized Person as having full authority of the Fund to issue Instructions hereunder unless the notice of authorization contains explicit limitations as to said authority. The Custodian shall be entitled to rely upon the authority of Authorized Persons until it receives appropriate written notice from the Fund to the contrary.
      4.2 Form of Instruction. Each Instruction shall be transmitted by such secured or authenticated electro-mechanical means as the Custodian shall make available to the Fund from time to time unless the Fund shall elect to transmit such Instruction in accordance with Subsections 4.2.1 through 4.2.3 of this Section.

          4.2.1 Fund Designated Secured-Transmission Method. Instructions may be transmitted from time to time through a secured or tested electro-mechanical means which has been previously approved by the parties; it being understood that such acknowledgment shall authorize the Custodian to receive and process Instructions received by such means of delivery but shall not represent a judgment by the Custodian as to the reasonableness or security of the method determined by the Authorized Person.

          4.2.2 Written Instructions. Instructions may be transmitted in a writing that bears the manual signature of Authorized Persons.

          4.2.3 Other Forms of Instruction. Instructions may also be transmitted by another means determined by the Fund or Authorized Persons and acknowledged and accepted by the Custodian (subject to the same limits as to acknowledgements as is contained in Subsection 4.2.1, above) including Instructions given orally or by SWIFT, telex or telefax (whether tested or untested).

When an Instruction is given by means established under Subsections 4.2.1 through 4.2.3, it shall be the responsibility of the Custodian to use reasonable care to adhere to any security or other procedures established in writing between the Custodian and the Authorized Person with respect to such means of Instruction, but such Authorized Person shall be solely responsible for determining that the particular means chosen is reasonable under the circumstances. Oral Instructions shall be binding upon the Custodian only if and when the Custodian takes action with respect thereto. With respect to telefax instructions, the parties agree and acknowledge that receipt of legible instructions cannot be assured, that the Custodian cannot verify that authorized signatures on telefax instructions are original or properly affixed, and that the Custodian shall not be liable for losses or expenses incurred through actions taken in reliance on inaccurately stated, illegible or unauthorized telefax instructions. The provisions of Section 4A of the Uniform Commercial Code shall apply to funds transfers performed in accordance with Instructions. In the event that a Funds Transfer Services Agreement is executed between the Fund or an Authorized Person and the Custodian, such an agreement shall comprise a designation of form of a means of delivering Instructions for purposes of this
Section 4.2.
      4.3 Completeness and Contents of Instructions. The Authorized Person shall be responsible for assuring the adequacy and accuracy of Instructions. Particularly, upon any acquisition or disposition or other dealing in the Fund's Investments and upon any delivery and transfer of any Investment or moneys, the person initiating such Instruction shall give the Custodian an Instruction with appropriate detail, including, without limitation:

           4.3.1  The transaction date and the date and location of settlement;

           4.3.2  The specification of the type of transaction;

           4.3.3 A description of the Investments or moneys in question, including, as appropriate, quantity, price per unit, amount of money to be received or delivered and currency information. Where an Instruction is communicated by electronic means, or otherwise where an Instruction contains an identifying number such as a CUSIP, SEDOL or ISIN number, the Custodian shall be entitled to rely on such number as controlling notwithstanding any inconsistency contained in such Instruction, particularly with respect to Investment description;

           4.3.4 The name of the broker or similar entity concerned with execution of the transaction.

If the Custodian shall determine that an Instruction is either unclear or incomplete, the Custodian may give prompt notice of such determination to the Fund, and the Fund shall thereupon amend or otherwise reform such Instruction. In such event, the Custodian shall have no obligation to take any action in response to the Instruction initially delivered until the redelivery of an amended or reformed Instruction.
      4.4 Timeliness of Instructions. In giving an Instruction, the Fund shall take into consideration delays which may occur due to the involvement of a Subcustodian or agent, differences in time zones, and other factors particular to a given market, exchange or issuer. When the Custodian has established specific timing requirements or deadlines with respect to particular classes of Instruction, or when an Instruction is received by the Custodian at such a time that it could not reasonably be expected to have acted on such instruction due to time zone differences or other factors beyond its reasonable control, the execution of any Instruction received by the Custodian after such deadline or at such time (including any modification or revocation of a previous Instruction) shall be at the risk of the Fund.

 5. Safekeeping of Fund Assets. The Custodian shall hold Investments delivered to it or Subcustodians for the Fund in accordance with the provisions of this Section. The Custodian shall not be responsible for (a) the safekeeping of Investments not delivered or that are not caused to be issued to it or its Subcustodians; or, (b) pre-existing faults or defects in Investments that are delivered to the Custodian, or its Subcustodians. The Custodian is hereby authorized to hold with itself or a Subcustodian, and to record in one or more accounts, all Investments delivered to and accepted by the Custodian, any Subcustodian or their respective agents pursuant to an Instruction or in consequence of any corporate action. The Custodian shall hold Investments for the account of the Fund and shall segregate Investments from assets belonging to the Custodian and shall cause its Subcustodians to segregate Investments from assets belonging to the Subcustodian in an account held for the Fund or in an account maintained by the Subcustodian generally for non-proprietary assets of the Custodian.
      5.1 Use of Securities Depositories. The Custodian may deposit and maintain Investments in any Securities Depository approved on Appendix A, either directly or through one or more Subcustodians appointed by the Custodian. Investments held in a Securities Depository shall be held (a) subject to the agreement, rules, statement of terms and conditions or other document or conditions effective between the Securities Depository and the Custodian or the Subcustodian, as the case may be, and (b) in an account for the Fund or in bulk segregation in an account maintained for the non-proprietary assets of the entity holding such Investments in the Depository. If market practice or the rules and regulations of the Securities Depository prevent the Custodian, the Subcustodian or (any agent of either) from holding its client assets in such a separate account, the Custodian, the Subcustodian or other agent shall as appropriate segregate such Investments for benefit of the Fund or for benefit of clients of the Custodian generally on its own books.
      5.2 Certificated Assets. Investments which are certificated may be held in registered or bearer form: (a) in the Custodian's vault; (b) in the vault of a Subcustodian or agent of the Custodian or a Subcustodian; or (c) in an account maintained by the Custodian, Subcustodian or agent at a Securities Depository; all in accordance with customary market practice in the jurisdiction in which any Investments are held.
      5.3 Registered Assets. Investments which are registered may be registered in the name of the Custodian, a Subcustodian, or in the name of the Fund or a nominee for any of the foregoing, and may be held in any manner set forth in paragraph 5.2 above with or without any identification of fiduciary capacity in such registration.
      5.4 Book Entry Assets. Investments which are represented by book-entry may be so held in an account maintained by the Book-Entry Agent on behalf of the Custodian, a Subcustodian or another agent of the Custodian, or a Securities Depository.
      5.5 Replacement of Lost Investments. In the event of a loss of Investments for which the Custodian is responsible under the terms of this Agreement, the Custodian shall replace such Investment, or in the event that such replacement cannot be effected, the Custodian shall pay to the Fund the fair market value of such Investment based on the last available price as of the close of business in the relevant market on the date that a claim was first made to the Custodian with respect to such loss, or, if less, such other amount as shall be agreed by the parties as the date for settlement.

6. Administrative Duties of the Custodian. The Custodian shall perform the following administrative duties with respect to Investments of the Fund.

      6.1 Purchase of Investments. Pursuant to Instruction, Investments purchased for the account of the Fund shall be paid for (a) against delivery thereof to the Custodian or a Subcustodian, as the case may be, either directly or through a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (b) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment.
      6.2 Sale of Investments. Pursuant to Instruction, Investments sold for the account of the Fund shall be delivered (a) against payment therefor in cash, by check or by bank wire transfer, (b) by credit to the account of the Custodian or the applicable Subcustodian, as the case may be, with a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (c) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment.
      6.3 Delivery in Connection with Borrowings of the Fund or other Collateral and Margin Requirements. Pursuant to Instruction, the Custodian may deliver Investments or cash of the Fund in connection with borrowings and other collateral and margin requirements, provided that the Fund shall give no instructions that would result in the Fund, or an affiliate of the Fund known to the custodian, obtaining custody of Fund assets. The Fund shall be responsible for (i) notifying its investment advisor or any party authorized to give instructions on behalf of the Fund that deliveries to an affiliate of the Fund are prohibited, and (ii) notifying any such party as to entities which may be considered affiliates of the Fund.
      6.4 Futures and Options. If, pursuant to an Instruction, the Custodian shall become a party to an agreement with the Fund and a futures commission merchant regarding margin (Tri-Party Agreement), the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the purchase or sale by the Fund of exchange-traded futures contracts and commodity options, (b) when required by such Tri-Party Agreement, deposit and maintain in an account opened pursuant to such Agreement (Margin Account), segregated either physically or by book-entry in a Securities Depository for the benefit of any futures commission merchant, such Investments as the Fund shall have designated as initial, maintenance or variation "margin" deposits or other collateral intended to secure the Fund's performance of its obligations under the terms of any exchange-traded futures contracts and commodity options; and (c) thereafter pay, release or transfer Investments into or out of the margin account in accordance with the provisions of the such Agreement. Alternatively, the Custodian may deliver Investments, in accordance with an Instruction, to a futures commission merchant for purposes of margin requirements in accordance with Rule 17f-6 under the 1940 Act. The Custodian shall in no event be responsible for the acts and omissions of any futures commission merchant to whom Investments are delivered pursuant to this Section; for the sufficiency of Investments held in any Margin Account; or, for the performance of any terms of any exchange-traded futures contracts and commodity options.
      6.5 Contractual Obligations and Similar Investments. From time to time, the Fund's Investments may include Investments that are not ownership interests as may be represented by certificate (whether registered or bearer), by entry in a Securities Depository or by book entry agent, registrar or similar agent for recording ownership interests in the relevant Investment. If the Fund shall at any time acquire such Investments, including without limitation deposit obligations, loan participations, repurchase agreements and derivative arrangements, the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the arrangement; and (b) perform on the Fund's account in accordance with the terms of the applicable arrangement, but only to the extent directed to do so by Instruction. The Custodian shall have no responsibility for agreements running to the Fund as to which it is not a party other than to retain, to the extent the same are provided to the Custodian, documents or copies of documents evidencing the arrangement and, in accordance with Instruction, to include such arrangements in reports made to the Fund.
      6.6 Exchange of Securities. Unless otherwise directed by Instruction, the Custodian shall: (a) exchange securities held for the account of the Fund for other securities in connection with any reorganization, recapitalization, conversion, split-up, change of par value of shares or similar event, and (b) deposit any such securities in accordance with the terms of any reorganization or protective plan.
      6.7 Surrender of Securities. Unless otherwise directed by Instruction, the Custodian may surrender securities: (a) in temporary form for definitive securities; (b) for transfer into the name of an entity allowable under Section 5.3; and (c) for a different number of certificates or instruments representing the same number of shares or the same principal amount of indebtedness.
      6.8 Rights, Warrants, Etc. Pursuant to Instruction, the Custodian shall
(a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to any agent of such issuer or trustee, for purposes of exercising such rights or selling such securities, and (b) deposit securities in response to any invitation for the tender thereof.
      6.9 Mandatory Corporate Actions. Unless otherwise directed by Instruction, the Custodian shall: (a) comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions or similar rights of securities ownership affecting securities held on the Fund's account and promptly notify the Fund of such action, and (b) collect all stock dividends, rights and other items of like nature with respect to such securities.
      6.10 Income Collection. Unless otherwise directed by Instruction, the Custodian shall collect any amount due and payable to the Fund with respect to Investments and promptly credit the amount collected to a Principal or Agency Account; provided, however, that the Custodian shall not be responsible for: (a) the collection of amounts due and payable with respect to Investments that are in default, or (b) the collection of cash or share entitlements with respect to Investments that are not registered in the name of the Custodian or its Subcustodians. The Custodian is hereby authorized to endorse and deliver any instrument required to be so endorsed and delivered to effect collection of any amount due and payable to the Fund with respect to Investments.
      6.11 Ownership Certificates and Disclosure of the Fund's Interest. The Custodian is hereby authorized to execute on behalf of the Fund ownership certificates, affidavits or other disclosure required under Applicable Law or established market practice in connection with the receipt of income, capital gains or other payments by the Fund with respect to Investments, or in connection with the sale, purchase or ownership of Investments.
      6.12 Proxy Materials. The Custodian shall deliver, or cause to be delivered, to the Fund proxy forms, notices of meeting, and any other notices or announcements materially affecting or relating to Investments received by the Custodian or any nominee.
      6.13. Taxes. The Custodian shall, where applicable, assist the Fund in the reclamation of taxes withheld on dividends and interest payments received by the Fund. In the performance of its duties with respect to tax withholding and reclamation, the Custodian shall be entitled to rely on the advice of counsel and upon information and advice regarding the Fund's tax status that is received from or on behalf of the Fund without duty of separate inquiry.
      6.14 Other Dealings. The Custodian shall otherwise act as directed by Instruction, including without limitation effecting the free payments of moneys or the free delivery of securities, provided that such Instruction shall indicate the purpose of such payment or delivery and that the Custodian shall record the party to whom such payment or delivery is made.

                The Custodian shall attend to all nondiscretionary details in connection with the sale or purchase or other administration of Investments, except as otherwise directed by an Instruction, and may makepayments to itself or others for minor expenses of administering Investments under this Agreement; provided that the Fund shall have the right to request an accounting with respect to such expenses.
      In fulfilling the duties set forth in Sections 6.6 through 6.10 above, the Custodian shall provide to the Fund all material information pertaining to a corporate action which the Custodian actually receives; provided that the Custodian shall not be responsible for the completeness or accuracy of such information. Information relative to any pending corporate action made available to the Fund via any of the services described in the Electronic and Online Services Schedule shall constitute delivery of such information by the Custodian. Any advance credit of cash or shares expected to be received as a result of any corporate action shall be subject to actual collection and may, when the Custodian deems collection unlikely, be reversed by the Custodian.
      The Custodian may at any time or times in its discretion appoint (and may at any time remove) agents (other than Subcustodians) to carry out some or all of the administrative provisions of this Agreement (Agents), provided, however, that the appointment of such agent shall not relieve the Custodian of its administrative obligations under this Agreement.
7. Cash Accounts, Deposits and Money Movements. Subject to the terms and conditions set forth in this Section 7, the Fund hereby authorizes the Custodian to open and maintain, with itself or with Subcustodians, cash accounts in United States Dollars, in such other currencies as are the currencies of the countries in which the Fund maintains Investments or in such other currencies as the Fund shall from time to time request by Instruction.
      7.1 Types of Cash Accounts. Cash accounts opened on the books of the Custodian (Principal Accounts) shall be opened in the name of the Fund. Such accounts collectively shall be a deposit obligation of the Custodian and shall be subject to the terms of this Section 7 and the general liability provisions contained in Section 9. Cash accounts opened on the books of a Subcustodian may be opened in the name of the Fund or the Custodian or in the name of the Custodian for its customers generally (Agency Accounts). Such deposits shall be obligations of the Subcustodian and shall be treated as an Investment of the Fund. Accordingly, the Custodian shall be responsible for exercising reasonable care in the administration of such accounts but shall not be liable for their repayment in the event such Subcustodian, by reason of its bankruptcy, insolvency or otherwise, fails to make repayment.
      7.2 Payments and Credits with Respect to the Cash Accounts. The Custodian shall make payments from or deposits to any of said accounts in the course of carrying out its administrative duties, including but not limited to income collection with respect to the Fund's Investments, and otherwise in accordance with Instructions. The Custodian and its Subcustodians shall be required to credit amounts to the cash accounts only when moneys are actually received in cleared funds in accordance with banking practice in the country and currency of deposit. Any credit made to any Principal or Agency Account before actual receipt of cleared funds shall be provisional and may be reversed by the Custodian in the event such payment is not actually collected. Unless otherwise specifically agreed in writing by the Custodian or any Subcustodian, all deposits shall be payable only at the branch of the Custodian or Subcustodian where the deposit is made or carried.
      7.3 Currency and Related Risks. The Fund bears risks of holding or transacting in any currency. The Custodian shall not be liable for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may delay or affect the transferability, convertibility or availability of any currency in the country
(a) in which such Principal or Agency Accounts are maintained or (b) in which such currency is issued, and in no event shall the Custodian be obligated to make payment of a deposit denominated in a currency during the period during which its transferability, convertibility or availability has been affected by any such law, regulation or event. Without limiting the generality of the foregoing, neither the Custodian nor any Subcustodian shall be required to repay any deposit made at a foreign branch of either the Custodian or Subcustodian if such branch cannot repay the deposit due to a cause for which the Custodian would not be responsible in accordance with the terms of Section 9 of this Agreement unless the Custodian or such Subcustodian expressly agrees in writing to repay the deposit under such circumstances. All currency transactions in any account opened pursuant to this Agreement are subject to exchange control regulations of the United States and of the country where such currency is the lawful currency or where the account is maintained. Any taxes, costs, charges or fees imposed on the convertibility of a currency held by the Fund shall be for the account of the Fund.
   7.4 Foreign Exchange Transactions. The Custodian shall, subject to the terms of this Section, settle foreign exchange transactions (including contracts, futures, options and options on futures) on behalf and for the account of the Fund with such currency brokers or banking institutions, including Subcustodians, as the Fund may direct pursuant to Instructions. The Custodian may act as principal in any foreign exchange transaction with the Fund in accordance with Section 7.4.2 of this Agreement. The obligations of the Custodian in respect of all foreign exchange transactions (whether or not the Custodian shall act as principal in such transaction) shall be contingent on the free, unencumbered transferability of the currency transacted on the actual settlement date of the transaction.

                7.4.1 Third Party Foreign Exchange Transactions. The Custodian shall process foreign exchange transactions (including without limitation contracts, futures, options, and options on futures), where any third party acts as principal counterparty to the Fund on the same basis it performs duties as agent for the Fund with respect to any other of the Fund's Investments. Accordingly the Custodian shall only be responsible for delivering or receiving currency on behalf of the Fund in respect of such contracts pursuant to Instructions. The Custodian shall not be responsible for the failure of any counterparty (including any Subcustodian) in such agency transaction to perform its obligations thereunder. The Custodian (a) shall transmit cash and Instructions to and from the currency broker or banking institution with which a foreign exchange contract or option has been executed pursuant hereto, (b) may make free outgoing payments of cash in the form of United States Dollars or foreign currency without receiving confirmation of a foreign exchange contract or option or confirmation that the countervalue currency completing the foreign exchange contract has been delivered or received or that the option has been delivered or received, and (c) shall hold all confirmations, certificates and other documents and agreements received by the Custodian and evidencing or relating to such foreign exchange transactions in safekeeping. The Fund accepts full responsibility for its use of third-party foreign exchange dealers and for execution of said foreign exchange contracts and options and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred by the Fund or the Custodian as a result of the failure or delay of third parties to deliver foreign exchange.

                7.4.2 Foreign Exchange with the Custodian as Principal. The Custodian may undertake foreign exchange transactions with the Fund as principal as the Custodian and the Fund may agree from time to time. In such event, the foreign exchange transaction will be performed in accordance with the particular agreement of the parties, or in the event a principal foreign exchange transaction is initiated by Instruction in the absence of specific agreement, such transaction will be performed in accordance with the usual commercial terms of the Custodian.

      7.5 Delays. If no event of Force Majeure shall have occurred and be continuing and in the event that a delay shall have been caused by the negligence or willful misconduct of the Custodian in carrying out an Instruction to credit or transfer cash, the Custodian shall be liable to the Fund: (a) with respect to Principal Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Custodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected; and,
(b) with respect to Agency Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Subcustodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected. The Custodian shall not be liable for delays in carrying out such Instructions to transfer cash which are not due to the Custodian's own negligence or willful misconduct.
      7.6 Advances. If, for any reason in the conduct of its safekeeping duties pursuant to Section 5 hereof or its administration of the Fund's assets pursuant to Section 6 hereof, the Custodian or any Subcustodian advances monies to facilitate settlement or otherwise for benefit of the Fund (whether or not any Principal or Agency Account shall be overdrawn either during, or at the end of, any Business Day), the Fund hereby does:

      7.6.1 acknowledge that the Fund shall have no right or title to any Investments purchased with such Advance save a right to receive such Investments upon: (a) the debit of the Principal or Agency Account; or,
      (b) if such debit would produce an overdraft in such account, other reimbursement of the associated Advance;

      7.6.2  grant to the  Custodian a security  interest  in all  Investments;
      and,

      7.6.3 agree that the Custodian may secure the resulting Advance by perfecting a security interest in all Investments under Applicable Law. With respect to obligations and liabilities which occur to each series under the Fund, such obligations and liabilities shall apply only to the respective series and not to any other series under the Fund .

Neither the Custodian nor any Subcustodian shall be obligated to advance monies to the Fund, and in the event that such Advance occurs, any transaction giving rise to an Advance shall be for the account and risk of the Fund and shall not be deemed to be a transaction undertaken by the Custodian for its own account and risk. If such Advance shall have been made by a Subcustodian or any other person, the Custodian may assign the security interest and any other rights granted to the Custodian hereunder to such Subcustodian or other person. If the Fund shall fail to repay when due the principal balance of an Advance and accrued and unpaid interest thereon, the Custodian or its assignee, as the case may be, shall be entitled to utilize the available cash balance in any Agency or Principal Account and to dispose of any Investments to the extent necessary to recover payment of all principal of, and interest on, such Advance in full. The Custodian may assign any rights it has hereunder to a Subcustodian or third party. Any security interest in Investments taken hereunder shall be treated as financial assets credited to securities accounts under Articles 8 and 9 of the Uniform Commercial Code as currently in effect in New York. Accordingly, the Custodian shall have the rights and benefits of a secured creditor that is a securities intermediary under such Articles 8 and 9.
      7.7 Integrated Account. For purposes hereof, deposits maintained in all Principal Accounts (whether or not denominated in United States Dollars) shall collectively constitute a single and indivisible current account with respect to the Fund's obligations to the Custodian, or its assignee, and balances in such Principal Accounts shall be available for satisfaction of the Fund's obligations under this Section 7. The Custodian shall further have a right of offset against the balances in any Agency Account maintained hereunder to the extent that the aggregate of all Principal Accounts is overdrawn. With respect to obligations and liabilities which occur to each series under the Fund, such obligations and liabilities shall apply only to the respective series and not to any other series under the Fund .
8. Subcustodians and Securities Depositories. Subject to the provisions hereinafter set forth in this Section 8, the Fund hereby authorizes the Custodian to utilize Securities Depositories to act on behalf of the Fund and to appoint from time to time and to utilize Subcustodians. With respect to securities and funds held by a Subcustodian, either directly or indirectly (including by a Securities Depository or Clearing Corporation), notwithstanding any provisions of this Agreement to the contrary, payment for securities purchased and delivery of securities sold may be made prior to receipt of securities or payment, respectively, and securities or payment may be received in a form, in accordance with (a) governmental regulations, (b) rules of Securities Depositories and clearing agencies, (c) generally accepted trade practice in the applicable local market, (d) the terms and characteristics of the particular Investment, or (e) the terms of Instructions.
      8.1 Domestic Subcustodians and Securities Depositories. The Custodian may deposit and/or maintain, either directly or through one or more agents appointed by the Custodian, Investments of the Fund in any Securities Depository in the United States, including The Depository Trust Company, provided such Depository meets applicable requirements of the Federal Reserve Bank or of the Securities and Exchange Commission. The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund in the United States.
           8.2 Foreign Subcustodians and Securities Depositories. The Custodian may deposit and/or maintain non-U.S. Investments of the Fund in any non-U.S. Securities Depository provided such Securities Depository meets the requirements of an "eligible securities depository" under Rule 17f-7 promulgated under the 1940 Act, or any successor rule or regulation ("Rule 17f-7") or which by order of the Securities and Exchange Commission is exempted therefrom. Prior to the time that securities are placed with such depository, but subject to the provisions of Section 8.2.4 below, the Custodian shall have prepared an analysis of the custody risks associated with maintaining assets with the Securities Depository and shall have established a system to monitor such risks on a continuing basis in accordance with subsection 8.2.3 of this Section. Additionally, the Custodian may, at any time and from time to time, appoint (a) any bank, trust company or other entity meeting the requirements of an "eligible foreign custodian" under Rule 17f-5 or which by order of the Securities and Exchange Commission is exempted therefrom, or (b) any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund outside the United States. Such appointment of foreign Subcustodians shall be subject to approval of the Fund in accordance with Subsections 8.2.1 and 8.2.2 hereof, and use of non-U.S.Securities Depositories shall be subject to the terms of Subsections 8.2.3 and 8.2.4 hereof. An Instruction to open an account in a given country shall comprise authorization of the Custodian to hold assets in such country in accordance with the terms of this Agreement. The Custodian shall not be required to make independent inquiry as to the authorization of the Fund to invest in such country.

                8.2.1. Board Approval of Foreign Subcustodians. Unless and except to the extent that the Board has delegated to, and the Custodian has accepted delegation of, review of certain matters concerning the appointment of Subcustodians pursuant to Subsection 8.2.2, the Custodian shall, prior to the appointment of any Subcustodian for purposes of holding Investments of the Fund outside the United States, obtain written confirmation of the approval of the Board of Trustees or Directors of the Fund with respect to (a) the identity of a Subcustodian, and (b) the Subcustodian agreement which shall govern such appointment, such approval to be signed by an Authorized Person.

                8.2.2. Delegation of Board Review of Subcustodians. From time to time, the Custodian may agree to perform certain reviews of Subcustodians and of Subcustodian Contracts as delegate of the Fund's Board. In such event, the Custodian's duties and obligations with respect to this delegated review will be performed in accordance with the terms of the attached 17f-5 Delegation Schedule to this Agreement.

                8.2.3. Monitoring and Risk Assessment of Securities Depositories. Prior to the placement of any assets of the Fund with a Securities Depository, the Custodian: (a) shall provide to the Fund or its authorized representative an assessment of the custody risks associated with maintaining assets within such Securities Depository; and (b) shall have established a system to monitor the custody risks associated with maintaining assets with such Securities Depository on a continuing basis and to promptly notify the Fund or its Investment Adviser of any material changes in such risk. In performing its duties under this subsection, the Custodian shall use reasonable care and may rely on such reasonable sources of information as may be available including but not limited to: (i) published ratings; (ii) information supplied by a Subcustodian that is a participant in such Securities Depository; (iii) industry surveys or publications; (iv) information supplied by the depository itself, by its auditors (internal or external) or by the relevant Foreign Financial Regulatory Authority. It is acknowledged that information procured through some or all of these sources may not be independently verifiable by the Custodian and that direct access to Securities Depositories is limited under most circumstances. Accordingly, the Custodian shall not be responsible for errors or omissions in its duties hereunder provided that it has performed its monitoring and assessment duties with reasonable care. The risk assessment shall be provided to the Fund or its Investment Advisor by such means as the Custodian shall reasonably establish. Advice of material change in such assessment may be provided by the Custodian in the manner established as customary between the Fund and the Custodian for transmission of material market information.

      8.3 Responsibility for Subcustodians. Except as set forth in the following sentence, the Custodian shall be liable to the Fund for any loss or damage to the Fund caused by or resulting from the acts or omissions of any Subcustodian to the extent that such acts or omissions would be deemed to be negligence, gross negligence or willful misconduct in accordance with the terms of the relevant subcustodian agreement under the laws, circumstances and practices prevailing in the place where the act or omission occurred. In the countries indicated in Appendix A-1 to this Agreement, the liability of the Custodian shall be subject to the additional condition that the Custodian actually recovers such loss or damage from the Subcustodian and shall be limited to the amount of such recovery.
      8.4 New Countries. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country in which no Subcustodian is authorized to act in order that the Custodian shall, if it deems appropriate to do so, have sufficient time to establish a subcustodial arrangement in accordance herewith. In the event, however, the Custodian is unable to establish such arrangements prior to the time such investment is to be acquired, the Custodian is authorized to designate at its discretion a local safekeeping agent, and the use of such local safekeeping agent shall be at the sole risk of the Fund, and accordingly the Custodian shall be responsible to the Fund for the actions of such agent if and only to the extent the Custodian shall have recovered from such agent for any damages caused the Fund by such agent.

9. Responsibility of the Custodian. In performing its duties and obligations hereunder, the Custodian shall use reasonable care under the facts and circumstances prevailing in the market where performance is effected. Subject to the specific provisions of this Section, the Custodian shall be liable for any direct damage incurred by the Fund in consequence of the Custodian's negligence, bad faith or willful misconduct. In no event shall the Custodian be liable hereunder for any special, indirect, punitive or consequential damages arising out of, pursuant to or in connection with this Agreement even if the Custodian has been advised of the possibility of such damages. It is agreed that the Custodian shall have no duty to assess the risks inherent in the Fund's Investments or to provide investment advice with respect to such Investments and that the Fund as principal shall bear any risks attendant to particular Investments such as failure of counterparty or issuer.
      9.1 Limitations of Performance. The Custodian shall not be responsible under this Agreement for any failure to perform its duties, and shall not liable hereunder for any loss or damage in association with such failure to perform, for or in consequence of the following causes:

           9.1.1 Force Majeure. Force Majeure shall mean any circumstance or event which is beyond the reasonable control of the Custodian, a Subcustodian or any agent of the Custodian or a Subcustodian and which adversely affects the performance by the Custodian of its obligations hereunder, by the Subcustodian of its obligations under its Subcustody Agreement or by any other agent of the Custodian or the Subcustodian, including any event caused by, arising out of or involving (a) an act of God, (b) accident, fire, water damage or explosion, (c) any computer, system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium, provided that the Custodian shall take reasonable actions to prevent the occurrence of failures or malfunctions within its reasonable control, (d) any interruption of the power supply or other utility service, (e) any strike or other work stoppage, whether partial or total, (f) any delay or disruption resulting from or reflecting the occurrence of any Sovereign Risk, (g) any disruption of, or suspension of trading in, the securities, commodities or foreign exchange markets, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, (h) any encumbrance on the transferability of a currency or a currency position on the actual settlement date of a foreign exchange transaction, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, or (i) any other cause similarly beyond the reasonable control of the Custodian.

           9.1.2 Country Risk. Country Risk shall mean, with respect to the acquisition, ownership, settlement or custody of Investments in a jurisdiction, all risks relating to, or arising in consequence of, systemic and market factors affecting the acquisition, payment for or ownership of Investments including (a) the prevalence of crime and corruption, (b) the inaccuracy or unreliability of business and financial information, (c) the instability or volatility of banking and financial systems, or the absence or inadequacy of an infrastructure to support such systems, (d) custody and settlement infrastructure of the market in which such Investments are transacted and held, (e) the acts, omissions and operation of any Securities Depository, (f) the risk of the bankruptcy or insolvency of banking agents, counterparties to cash and securities transactions, registrars or transfer agents, and (g) the existence of market conditions which prevent the orderly execution or settlement of transactions or which affect the value of assets.

           9.1.3 Sovereign Risk. Sovereign Risk shall mean, in respect of any jurisdiction, including the United States of America, where Investments is acquired or held hereunder or under a Subcustody Agreement, (a) any act of war, terrorism, riot, insurrection or civil commotion, (b) the imposition of any investment, repatriation or exchange control restrictions by any Governmental Authority, (c) the confiscation, expropriation or nationalization of any Investments by any Governmental Authority, whether de facto or de jure, (iv) any devaluation or revaluation of the currency,
      (d) the imposition of taxes, levies or other charges affecting Investments, (vi) any change in the Applicable Law, or (e) any other economic or political risk incurred or experienced.

      9.2. Limitations on Liability. The Custodian shall not be liable for any loss, claim, damage or other liability arising from the following causes:

           9.2.1 Failure of Third Parties. The failure of any third party including: (a) any issuer of Investments or book-entry or other agent of any issuer; (b) any counterparty with respect to any Investment, including any issuer of exchange-traded or other futures, option, derivative or commodities contract; (c) failure of an Investment Advisor, Foreign Custody Manager or other agent of the Fund; or (d) failure of other third parties similarly beyond the control or choice of the Custodian.

           9.2.2 Information Sources. The Custodian may rely upon information received from issuers of Investments or agents of such issuers, information received from Subcustodians and from other commercially reasonable sources such as commercial data bases and the like, but shall not be responsible for specific inaccuracies in such information, provided that the Custodian has relied upon such information in good faith, or for the failure of any commercially reasonable information provider.

           9.2.3Reliance on Instruction. Action by the Custodian or the Subcustodian in accordance with an Instruction, even when such action conflicts with, or is contrary to any provision of, the Fund's declaration of trust, certificate of incorporation or by-laws, Applicable Law, or actions by the trustees, directors or shareholders of the Fund.

           9.2.4 Restricted Securities. The limitations inherent in the rights, transferability or similar investment characteristics of a given Investment of the Fund.


10. Indemnification. The Fund hereby indemnifies the Custodian and each Subcustodian, and their respective agents, nominees and their partners, employees, officers and directors, and agrees to hold each of them harmless from and against all claims and liabilities, including counsel fees and taxes, incurred or assessed against any of them in connection with the performance of this Agreement and any Instruction. If a Subcustodian or any other person indemnified under the preceding sentence, gives written notice of claim to the Custodian, the Custodian shall promptly give written notice to the Fund. Not more than thirty days following the date of such notice, unless the Custodian shall be liable under Section 8 hereof in respect of such claim, the Fund will pay the amount of such claim or reimburse the Custodian for any payment made by the Custodian in respect thereof. The custodian shall consult with the Fund prior to making payments under this section.

11. Reports and Records. The Custodian shall:

                11.1 create and maintain records relating to the performance of its obligations under this Agreement;

                11.2 make available to the Fund, its auditors, agents and employees, during regular business hours of the Custodian, upon reasonable request and during normal business hours of the Custodian, all records maintained by the Custodian pursuant to paragraph (a) above, subject, however, to all reasonable security requirements of the Custodian then applicable to the records of its custody customers generally; and

                11.3 make available to the Fund all electronic reports; it being understood that the Custodian shall not be liable hereunder for the inaccuracy or incompleteness thereof or for errors in any information included therein.

      The Fund shall examine all records, howsoever produced or transmitted, promptly upon receipt thereof and notify the Custodian promptly of any discrepancy or error therein. Unless the Fund delivers written notice of any such discrepancy or error within a reasonable time after its receipt thereof, such records shall be deemed to be true and accurate. It is understood that the Custodian now obtains and will in the future obtain information on the value of assets from outside sources which may be utilized in certain reports made available to the Fund. The Custodian deems such sources to be reliable but it is acknowledged and agreed that the Custodian does not verify nor represent nor warrant as to the accuracy or completeness of such information and accordingly shall be without liability in selecting and using such sources and furnishing such information.

12. Miscellaneous.
           12.1 Proxies, etc. The Fund will promptly execute and deliver, upon request, such proxies, powers of attorney or other instruments as may be necessary or desirable for the Custodian to provide, or to cause any Subcustodian to provide, custody services.
           12.2 Entire Agreement. Except as specifically provided herein, this Agreement constitutes the entire agreement between the Fund and the Custodian with respect to the subject matter hereof. Accordingly, this Agreement supersedes any custody agreement or other oral or written agreements heretofore in effect between the Fund and the Custodian with respect to the custody of the Fund's Investments.
           12.3 Waiver and Amendment. No provision of this Agreement may be waived, amended or modified, and no addendum to this Agreement shall be or become effective, or be waived, amended or modified, except by an instrument in writing executed by the party against which enforcement of such waiver, amendment or modification is sought; provided, however, that an Instruction shall, whether or not such Instruction shall constitute a waiver, amendment or modification for purposes hereof, shall be deemed to have been accepted by the Custodian when it commences actions pursuant thereto or in accordance therewith.
           12.4 GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE LAWS OF CONFLICT OF SUCH STATE. THE PARTIES HERETO IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN.
           12.5 Notices. Notices and other writings contemplated by this Agreement, other than Instructions, shall be delivered (a) by hand, (b) by first class registered or certified mail, postage prepaid, return receipt requested,
(c) by a nationally recognized overnight courier or (d) by facsimile transmission, provided that any notice or other writing sent by facsimile transmission shall also be mailed, postage prepaid, to the party to whom such notice is addressed. All such notices shall be addressed, as follows:
           If to the Fund:
           John Pasco III
           Commonwealth Shareholder Services, Inc.
           1500 Forest Avenue, Suite 223
           Richmond, VA  23226


           Telephone:1-800-527-9500
           Facsimile:            1-804-285-8251
           If to the Custodian:

           Brown Brothers Harriman & Co.
           40 Water Street
           Boston, Massachusetts 02109
                Attn:  Manager, Securities Department
           Telephone:(617) 772-1818
           Facsimile:     (617) 772-2263,
      or such other address as the Fund or the Custodian may from time to time designate in writing to the other.
           12.6 Headings. Paragraph headings included herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.
           12.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by the Fund and the Custodian.
           12.8 Confidentiality. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering or obtaining services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by or to any bank examiner of the Custodian or any Subcustodian, any regulatory authority, any auditor of the parties hereto, or by judicial or administrative process or otherwise by Applicable Law.

13. Definitions. The following defined terms will have the respective meanings set forth below.

      13.1 Advance shall mean any extension of credit by or through the Custodian or by or through any Subcustodian and shall include amounts paid to third parties for account of the Fund or in discharge of any expense, tax or other item payable by the Fund.

      13.2 Agency Account shall mean any deposit account opened on the books of a Subcustodian or other banking institution in accordance with Section 7.1.

      13.3 Agent shall have the meaning set forth in the last system of Section
6.

      13.4 Applicable Law shall mean with respect to each jurisdiction, all (a) laws, statutes, treaties, regulations, guidelines (or their equivalents); (b) orders, interpretations licenses and permits; and (c) judgments, decrees, injunctions writs, orders and similar actions by a court of competent jurisdiction; compliance with which is required or customarily observed in such jurisdiction.

      13.5 Authorized Person shall mean any person or entity authorized to give Instructions on behalf of the Fund in accordance with Section 4.1.

      13.6 Book-entry Agent shall mean an entity acting as agent for the issuer of Investments for purposes of recording ownership or similar entitlement to Investments, including without limitation a transfer agent or registrar.

      13.7 Clearing Corporation shall mean any entity or system established for purposes of providing securities settlement and movement and associated functions for a given market.

      13.8 Delegation Agreement shall mean any separate agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the appointment and administration of Subcustodians delegated to the Custodian pursuant to Rule 17f-5.

      13.9 Foreign Financial Regulatory Authority shall have the meaning given by Section 2(a)(50) of the 1940 Act.

      13.10Foreign Custody Manager shall mean the Fund's foreign custody manager appointed pursuant to Rule 17f-5 of the 1940 Act.

      13.11 Funds Transfer Services Agreement shall mean any separate agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the processing of payment orders from Principal Accounts of the Fund.

      13.12Instruction(s) shall have the meaning assigned in Section 4.

      13.13 Investment Advisor shall mean any person or entity who is an Authorized Person to give Instructions with respect to the investment and reinvestment of the Fund's Investments.

      13.14Investments shall mean any investment asset of the Fund, including without limitation securities, bonds, notes, and debentures as well as receivables, derivatives, contractual rights or entitlements and other intangible assets.

      13.15Margin Account shall have the meaning set forth in Section 6.4 hereof.

      13.16Principal Account shall mean deposit accounts of the Fund carried on the books of BBH&Co. as principal in accordance with Section 7.

      13.17 Safekeeping Account shall mean an account established on the books of the Custodian or any Subcustodian for purposes of segregating the interests of the Fund (or clients of the Custodian or Subcustodian) from the assets of the Custodian or any Subcustodian.

      13.18 Securities Depository shall mean a central or book entry system or agency established under Applicable Law for purposes of recording the ownership and/or entitlement to investment securities for a given market that, if a foreign Securities Depository, meets the definitional requirements of Rule 17f-7 under the 1940 Act.

      13.19 Subcustodian shall mean each foreign bank appointed by the Custodian pursuant to Section 8, but shall not include Securities Depositories.

      13.20Tri-Party Agreement shall have the meaning set forth in Section 6.4 hereof.

      13.211940 Act shall mean the Investment Company Act of 1940, as amended.

14. Compensation. The Fund agrees to pay to the Custodian (a) a fee in an amount set forth in the fee letter between the Fund and the Custodian in effect on the date hereof or as amended from time to time, and (b) all authorized, customary or reasonable out-of-pocket expenses incurred by the Custodian, including the fees and expenses of all Subcustodians, and payable from time to time. Amounts payable by the Fund under and pursuant to this Section 14 shall be payable by wire transfer to the Custodian at BBH&Co. in New York, New York.


15. Termination. This Agreement may be terminated by either party in accordance with the provisions of this Section. The provisions of this Agreement and any other rights or obligations incurred or accrued by any party hereto prior to termination of this Agreement shall survive any termination of this Agreement.

           15.1 Notice and Effect. This Agreement may be terminated by either party by written notice effective no sooner than seventy-five days following the date that notice to such effect shall be delivered to other party at its address set forth in paragraph 12.5 hereof.

           15.2 Successor Custodian. In the event of the appointment of a successor custodian, it is agreed that the Investments of the Fund held by the Custodian or any Subcustodian shall be delivered to the successor custodian in accordance with reasonable Instructions. The Custodian agrees to cooperate with the Fund in the execution of documents and performance of other actions necessary or desirable in order to facilitate the succession of the new custodian. If no successor custodian shall be appointed, the Custodian shall in like manner transfer the Fund's Investments in accordance with Instructions.

           15.3 Delayed Succession. If no Instruction has been given as of the effective date of termination, Custodian may at any time on or after such termination date and upon ten days written notice to the Fund either (a) deliver the Investments of the Fund held hereunder to the Fund at the address designated for receipt of notices hereunder; or (b) deliver any investments held hereunder to a bank or trust company having a capitalization of $2 million United States Dollars equivalent and operating under the Applicable law of the jurisdiction where such Investments are located, such delivery to be at the risk of the Fund. In the event that Investments or moneys of the Fund remain in the custody of the Custodian or its Subcustodians after the date of termination owing to the failure of the Fund to issue Instructions with respect to their disposition or owing to the fact that such disposition could not be accomplished in accordance with such Instructions despite diligent efforts of the Custodian, the Custodian shall be entitled to compensation for its services with respect to such Investments and moneys during such period as the Custodian or its Subcustodians retain possession of such items and the provisions of this Agreement shall remain in full force and effect until disposition in accordance with this Section is accomplished.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.

      THE WORLD  FUNDS, INC.
      By:/s/ John Pasco, III

      By: BROWN BROTHERS  HARRIMAN & CO.

      By: /s/ James R. Kent
      James R. Kent
      Managing Director

                                                                  EXHIBIT 99.H1A

                        ADMINISTRATIVE SERVICES AGREEMENT

         This ADMINISTRATIVE SERVICES AGREEMENT is made as of this 23rd day of August, 2006 (the "Agreement") by and between The World Funds, Inc. (the "Company"), a corporation duly organized and existing under the laws of the State of Maryland, and Commonwealth Shareholder Services, Inc. ("CSS"), a corporation duly organized and existing under the laws of the Commonwealth of Virginia.

                                WITNESSETH THAT:

         WHEREAS, the Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series portfolios (the "Funds"), each of which may consist of one or more classes of shares of common stock;

         WHEREAS, the Company desires to appoint CSS as its Administrative Services Agent on behalf of the Funds to perform certain administrative services for the Funds and to provide certain other ministerial services to implement the investment decisions of the Funds and the investment adviser of each Fund (the "Adviser"); and

         WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Appointment. The Company hereby appoints CSS as its Administrative Services Agent on behalf of the Funds, and CSS hereby accepts such appointment, to furnish the Funds listed on Schedule A, as may be amended from time to time, with administrative services as set forth in this Agreement.

         Section 2. Duties. CSS shall perform or supervise the performance of others of the services set forth in Schedule B hereto. CSS shall provide the Company with all necessary office space, equipment, personnel, facilities (including facilities for Shareholders' and Directors' meetings) and compensation for providing such services. CSS may sub-contract with third parties to perform certain of the services to be performed by CSS hereunder; PROVIDED, however, that CSS shall remain principally responsible to the Company for the acts and omissions of such other entities.

         Except with respect to CSS's duties as set forth in this Agreement, and except as otherwise specifically provided herein, the Company assumes all responsibility for ensuring that each Fund complies with all applicable requirements of the Securities Act of 1933, the 1940 Act and any other laws, rules and regulations, or interpretations thereof, of governmental authorities with jurisdiction over each Fund.

         Section 3. Compensation and Expenses. The Company agrees to pay CSS compensation for its services as set forth in Schedule A attached hereto, or as shall be set forth in amendments to such schedule approved by the Board of Directors of the Company (the "Board") and CSS. Fees will begin to accrue for each Fund on the latter of the date of this Agreement or the date of commencement of operations of the Fund. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Fund shall pay to CSS such compensation as shall be payable prior to the effective date of termination.

         In addition, the Company shall reimburse CSS from the assets of each Fund certain reasonable expenses incurred by CSS on behalf of each Fund individually in connection with the performance of this Agreement. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of Fund counsel or accountants in connection with its services to each Fund; postage; long distance telephone; special forms required by each Fund; any economy class travel which may be required in the performance of its duties to each Fund; and any other extraordinary expenses it may incur in connection with its services to each Fund.

         All fees and reimbursements are payable in arrears on a monthly basis and the Company, on behalf of the applicable Fund, agrees to pay all fees and reimbursable expenses within five (5) business days following receipt of the respective billing notice.

         Section 4. Company Reports to CSS. The Company shall furnish or otherwise make available to CSS such copies of each Fund's prospectus, statement of additional information, financial statements, proxy statements, shareholder reports, each Fund's net asset value per share, declaration, record and payment dates, amounts of any dividends or income, special actions relating to each Fund's securities and other information relating to the Company's business and affairs as CSS may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement. CSS shall maintain such information as required by regulation and as agreed upon between the Company and CSS.

         Section 5. Maintenance of Records. CSS shall create and maintain all records required by applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as they may be amended from time to time, pertaining to the various functions CSS performs under this Agreement and which are not otherwise created or maintained by another party pursuant to contract with the Company. All such records shall be the property of the Company and will be preserved, maintained and made available in accordance with Section 31 of the 1940 Act and the rules thereunder, and will be surrendered promptly to the Fund on and in accordance with the Company's request. The Company and the Company's authorized representatives shall have access to CSS's records relating to the services to be performed under this Agreement at all times during CSS's normal business hours. Upon the reasonable request of the Company, copies of any such records shall be provided promptly by CSS to the Company or the Company's authorized representatives.

         Section 6. Reliance on Company Instructions and Experts. CSS may rely upon the written advice of the Company and upon statements of the Company's legal counsel, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

         Section 7. Standard of Care. CSS shall be under no duty to take any action on behalf of a Fund except as necessary to fulfill its duties and obligations as specifically set forth herein or as may be specifically agreed to by CSS in writing. CSS shall at all times act in good faith and agrees to use its best effect within reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility for any loss arising out of any act or omission in carrying out its duties hereunder, except a loss resulting from CSS's, its employees' or its agents' willful misfeasance, bad faith or gross negligence in the performance of CSS's duties under this Agreement, or by reason of reckless disregard of CSS's, its employees' or its agents' obligations and duties hereunder. Notwithstanding the foregoing, the limitation on CSS's liability shall not apply to the extent any loss or damage results from any fraud committed by CSS or any intentionally bad or malicious acts (that is, acts or breaches undertaken purposefully under circumstances in which the person acting knows or has reason to believe that such act or breach violates such person's obligations under this Agreement or can cause danger or harm) of CSS.

         Without limiting the generality of the foregoing or of any other provision of this Agreement, (i) CSS shall not be liable for losses beyond its control, provided that CSS has acted in accordance with the standard of care set forth above; and (ii) CSS shall not be liable for (A) the validity or invalidity or authority or lack thereof of any oral or written instructions provided by the Fund, notice or other instrument which conforms to the applicable requirements of this Agreement, and which CSS reasonably believes to be genuine; or (B) subject to Section 25, delays or errors or loss of data occurring by reason of circumstances beyond CSS's control, including fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

         Section 8. Limitation of Liability Regarding CSS. CSS shall not be liable for any actions taken in good faith reliance upon any authorized written instructions or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons. CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Company until receipt of notification thereof by the Company.

         Section 9. Limited Recourse. CSS hereby acknowledges that the Funds' obligations hereunder with respect to the Shares are binding only on the assets and property belonging to the Funds. The obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Funds personally, but shall bind only the property of the Funds. The execution and delivery of this agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Funds' property.

         Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Company are separate and distinct from the assets and liabilities of each other Series and that no Series shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

         Section 10. Indemnification by the Funds. Each Fund shall indemnify CSS and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by CSS that result from: (i) any claim, action, suit or proceeding in connection with CSS's entry into or performance of this Agreement with respect to such Fund; or (ii) any action taken or omission to act committed by CSS in the performance of its obligations hereunder with respect to such Fund; or (iii) any action of CSS upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Company with respect to such Fund; or (iv) any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Company, or the failure of the Company to provide or make available any information requested by CSS knowledgeably to perform its functions hereunder; PROVIDED, that CSS shall not be entitled to such indemnification in respect of actions or omissions constituting gross negligence, bad faith or willful misfeasance in the performance of its duties, or by reckless disregard of such duties, on the part of CSS or its employees, agents or contractors.

         Section 11. Indemnification by CSS. CSS shall indemnify each Fund and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by such Fund which result from: (i) CSS's failure to comply with the terms of this Agreement with respect to such Fund; or (ii) CSS's lack of good faith in performing its obligations hereunder with respect to such Fund; or (iii) CSS's gross negligence or misconduct or that of its employees, agents or contractors in connection herewith with respect to such Fund.

         In order that the indemnification provisions contained in Sections 10 and 11 shall apply, upon the assertion of an indemnification claim, the party seeking the indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The Company shall have the option to participate with CSS in the defense of such claim or to defend against said claim in its own name or that of CSS. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the indemnifying party's written consent, which consent shall not be unreasonably withheld.

         Section 12. Confidentiality. CSS agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Company and its Shareholders received by CSS in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; PROVIDED, however, that CSS may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Company.

         Upon termination of this Agreement, CSS shall return to the Company all copies of confidential or non-public personal information received from the Company hereunder, other than materials or information required to be retained by CSS under applicable laws or regulations. CSS hereby agrees to dispose of any "consumer report information," as such term is defined in Regulation S-P.

         Section 13. Holidays. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Company and CSS are open. CSS will be open for business on days when the Company is open for business and/or as otherwise set forth in each Fund's prospectus(es) and Statement(s) of Additional Information.

         Section 14. Termination. This Agreement shall remain in effect with respect to each Fund until terminated.

         This Agreement may be terminated by either party at any time, without the payment of a penalty upon ninety (90) days' written notice to other party. Any termination shall be effective as of the date specified in the notice or upon such later date as may be mutually agreed upon by the parties. Upon notice of termination of this Agreement by either party, CSS shall promptly transfer to the successor administrator the original or copies of all books and records maintained by CSS under this Agreement including, in the case of records maintained on computer systems, copies of such records in machine-readable form, and shall cooperate with, and provide reasonable assistance to, the successor administrator in the establishment of the books and records necessary to carry out the successor administrator's responsibilities. If this Agreement is terminated by the Company, the Company shall be responsible for all reasonable out-of-pocket expenses or costs associated with the movement of records and materials to the successor administrator. Additionally, CSS reserves the right to charge for any other reasonable expenses associated with such termination.

         Section 15. Notice. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that oral instructions may be given if authorized by the Board and preceded by a certificate from the Company's Secretary so attesting. Notices to the Company shall be directed to 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, Attention: Mr. John Pasco, III; and notices to CSS shall be directed to:
8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, Attention: Mr. John Pasco, III.

      Section 16. Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 17. Assignment; Third Party Beneficiaries. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; PROVIDED, however, that this Agreement shall not be assignable by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

         Section 18. Services Not Exclusive. The services of CSS to the Company are not deemed exclusive, and CSS shall be free to render similar services to others, to the extent that such service does not affect CSS's ability to perform its duties and obligations hereunder.

      Section 19. Headings. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

      Section 20. Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements to the subject matter thereof.

      Section 21. Consequential Damages. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

      Section 22. Amendments. This Agreement may be amended from time to time by a writing executed by the Company and CSS. The compensation stated in Schedule A attached hereto may be adjusted from time to time by the execution of a new schedule signed by both of the parties.

      Section 23. Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by written instrument executed by such party. No failure of either party hereto to exercise any power or right granted hereunder, or to insist upon strict compliance with any obligation hereunder, and no custom or practice of the parties with regard to the terms of performance hereof, will constitute a waiver of the rights of such party to demand full and exact compliance with the terms of this Agreement.

      Section 24. Severability. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

      Section 25. Force Majeure. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, acts of war or terrorism, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes; provided, however, that this provision shall not imply that CSS is excused from maintaining reasonable business continuity plans to address potential service outages.

      Section 26. Survival. The obligations of Sections 3, 5, 6, 7, 8, 9, 10, 11, 12, 17, 20, 21, 23, 24, 25 and 27 shall survive any termination of this Agreement.

      Section 27. Governing Law. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Maryland, without reference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                         THE WORLD FUNDS, INC.



                         By:  /s/ John Pasco,III
                         John Pasco, III
                         Chairman


                         COMMONWEALTH SHAREHOLDER SERVICES, INC.



                         By: /s/ John Pasco, III
                         John Pasco, III
                         Chief Executive Officer

                              Amended and Restated
                                   Schedule A
                                     to the
                            Administration Agreement
                                     between
                      The World Funds, Inc. (the "Company")
                                       and
                 Commonwealth Shareholder Services, Inc. ("CSS")

                          Dated as of October 12, 2006


Compensation to be Paid to CSS:

                                 CSI Equity Fund

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid an asset-based administrative fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

     Name of Fund             Administrative Services Fee
     CSI Equity Fund          0.10% on the first $75 million
                              (with a minimum annual fee of
                              $30,000), 0.07% on assets in
                              excess of $75 million.

                       Dividend Capital Realty Income Fund

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid an asset-based administrative fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

     Name of Fund             Administrative Services Fee
     Dividend Capital Realty  0.10% on the first $75 million
     Income Fund              (with a minimum annual fee of
                              $30,000); 0.07% on assets in
                              excess of $75 million.

                          Eastern European Equity Fund

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid an asset-based administrative fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

     Name of Fund             Administrative Services Fee
     Eastern European Equity  0.20% on the first $125 million
     Fund                     (with a minimum annual fee of
                              $30,000); and 0.15% on assets in
                              excess of $125 million.

                  Epoch Global Equity Shareholder Yield Fund

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid an asset-based administrative fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

     Name of Fund Administrative Services Fee Epoch Global Equity 0.10% on the first $75 million Shareholder Yield Fund (with a minimum annual fee of
                              $30,000); 0.05% on assets in
                              excess of $75 million.

                       Epoch International Small Cap Fund

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid an asset-based administrative fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

     Name of Fund             Administrative Services Fee
     Epoch International      0.15% on the first $75 million
     Small Cap Fund           (with a minimum annual fee of
                              $30,000); 0.10% on assets in
                              excess of $75 million.

                         Epoch U.S. All Cap Equity Fund

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid an asset-based administrative fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

     Name of Fund             Administrative Services Fee
     Epoch U.S. All Cap       0.10% (with a minimum fee of
     Equity Fund              $15,000 per year for a period of
                              two years from the date of the Fund's inception, $30,000 per year thereafter); 0.07% on assets in excess of $75 million.

                          Third Millennium Russia Fund

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid an asset-based administrative fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

     Name of Fund             Administrative Services Fee
     Third Millennium Russia  0.20% on the first $125 million
     Fund                     (with a minimum annual fee of
                              $30,000); and 0.15% on assets in
                              excess of $125 million.

                                  GenomicsFund

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid an asset-based administrative fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

     Name of Fund             Administrative Services Fee
     GenomicsFund             0.10% on the first $75 million
                              (with a minimum annual fee of
                              $30,000); 0.07% on assets in
                              excess of $75 million.

                    REMS Real Estate Value Opportunity Fund

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid an asset-based administrative fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

     Name of Fund             Administrative Services Fee
     REMS Real Estate         0.10% (with a minimum fee of
     Value-Opportunity Fund   $15,000 per year for a period of
                              two years from the date of the Fund's inception, $30,000 per year thereafter); 0.07% on assets in excess of $75 million.

                Osprey Concentrated Large Cap Value Equity Fund

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid an asset-based administrative fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

     Name of Fund Administrative Services Fee Osprey Concentrated 0.10% (with a minimum fee of Large Cap Value Equity $20,000 per year for a period) Fund 0.07% on assets in excess of $75 million.

                                   Schedule B
                                     to the
                            Administration Agreement
                                     between
                      The World Funds, Inc. (the "Company")
                                       and
                 Commonwealth Shareholder Services, Inc. ("CSS")

                           Dated as of August 23, 2006

Services to be Provided by CSS:

1. Subject to the direction and control of the Board of Directors of the Company (the "Board"), CSS shall manage all aspects of each Fund's operations with respect to each Fund except those that are the specific responsibility of any other service provider hired by the Company, all in such manner and to such extent as may be authorized by the Board.

2. Oversee the performance of administrative and professional services rendered to each Fund by others, including its custodian, fund accounting agent, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for each Fund, including:

(a) The preparation and maintenance by each Fund's custodian, transfer agent, dividend disbursing agent and fund accountant in such form, for such periods and in such locations as my be required by applicable law, of all documents and records relating to the operation of each Fund required to be prepared or maintained by the Company or its agents pursuant to applicable law.

(b) The reconciliation of account information and balances among each Fund's custodian, transfer agent, dividend disbursing agent and fund accountant.

(c)        The transmission of purchase and redemption orders for shares.

(d) The performance of fund accounting, including the accounting services agent's calculation of the net asset value ("NAV") of each Fund's shares.

3. For new series or classes, obtain CUSIP numbers, as necessary, and estimate organizational costs and expenses and monitor against actual disbursements.

4. Assist each Fund's investment adviser in monitoring fund holdings for compliance with prospectus investment restrictions and limitations and assist in preparation of periodic compliance reports, as applicable.

5. Prepare and assist with reports for the Board as may be mutually agreed upon by the parties.

6. Prepare and mail quarterly and annual Code of Ethics forms for: (i) disinterested Board members; and (ii) officers of the Company, if any, that are also employees of CSS, including a review of returned forms against portfolio holdings and reporting to the Board.

7.         Prepare and mail annual Directors' and Officers' questionnaires.

8.         Maintain general Board calendars and regulatory filings calendars.

9. As mutually agreed to by the parties, prepare updates to and maintain copies of the Company's charter and by-laws.

10. Coordinate with insurance providers, including soliciting bids for Directors & Officers/Errors & Omissions insurance and fidelity bond coverage, coordinate the filing of fidelity bonds with the SEC and make related Board presentations.

11. Prepare selected management reports for performance and compliance analyses agreed upon by the Company and CSS from time to time.

12. Advise the Company and the Board on matters concerning each Fund and its affairs.

13.      With the assistance of the counsel to the Company, the investment adviser, officers of the Company and other relevant parties, prepare and disseminate materials for meetings of the Board on behalf of each Fund, and any committees thereof, including agendas and selected financial information as agreed upon by the Company and CSS from time to time; attend and participate in Board meetings to the extent requested by the Board; and prepare minutes of the meetings of the Board for review by Company's legal counsel, as necessary.

14. Provide assistance to each Fund's independent public accountants in order to determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income and excise tax requirements.

15. Assist each Fund's independent public accountants with the preparation of each Fund's federal, state and local tax returns to be review by each Fund's independent public accountants.

16. Prepare and maintain each Fund's operating expense budget to determine proper expense accruals to be charged to each Fund in order to calculate its daily NAV.

17. In consultation with counsel for the Company, assist in and oversee the preparation, filing, printing and where applicable, dissemination to shareholders of the following:

(a)        Amendments to each Fund's Registration Statement on Form N-1A.

(b) Periodic reports to each Fund's shareholders and the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to annual reports and semi-annual reports.

(c)        Notices pursuant to Rule 24f-2.

(d)        Proxy materials.

(e)        Reports to the SEC on Form N-SAR, Form N-CSR, Form N-Q and Form N-PX.

18.        Coordinate each Fund's annual or SEC audit by:

(a) Assisting each Fund's independent auditors, or, upon approval of each Fund, any regulatory body in any requested review of each Fund's accounts and records.

(b) Providing appropriate financial schedules (as requested by each Fund's independent public accountants or SEC examiners); and

(c)        Providing office facilities as may be required.

19. Assist the Company in the handling of routine regulatory examinations and work closely with the Company's legal counsel in response to any non-routine regulatory matters.

20.      After consultation with counsel for the Company and the investment adviser, assist the investment adviser to determine the jurisdictions in which shares of each Fund shall be registered or qualified for sale; register, or prepare applicable filings with respect to, the shares with the various state and other securities commissions, provided that all fees for the registration of shares or for qualifying or continuing the qualification of each Fund shall be paid by each Fund.

21. Monitor sales of shares, ensure that the shares of the Company are validly issued under the laws of the State of Maryland and properly and duly registered with the SEC.

22. Oversee the calculation of performance data for dissemination to information services covering the investment company industry, for sales literature of each Fund and other appropriate purposes.

23. Prepare, or cause to be prepared, expense and financial reports, including Fund budgets, expense reports, pro-forma financial statements, expense and profit/loss projections and fee waiver/expense reimbursement projections on a periodic basis.

24. Authorize the payment of Fund expenses and pay, from Fund assets, all bills of each Fund.

25. Provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies.

26. Assist each Fund in the selection of other service providers, such as independent accountants, law firms and proxy solicitors; and perform such other recordkeeping, reporting and other tasks as may be specified from time to time in the procedures adopted by the Board; PROVIDED that CSS need not begin performing any such task except upon 65 days' notice and pursuant to mutually acceptable compensation agreements.

27. Provide assistance to each Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Company may from time to time agree.

28. Assist the Company's Chief Compliance Officer with issues regarding the Company's compliance program (as approved by the Board in accordance with Rule 38a-1 under the 1940 Act) as reasonably requested.

29. Perform certain compliance procedures for the Company which will include, among other matters, monitoring compliance with personal trading guidelines by the Company's Board.

30.      Assist the Company with its obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by CSS or its affiliates on behalf of the Trust so that it may be included in financial information certified by the Company's officers on Form N-CSR and Form N-Q.

31. Prepare and file any claims in connection with class actions involving portfolio securities, handle administrative matters in connection with the litigation or settlement of such claims, and prepare a report to the Board regarding such matters.

32. CSS shall provide such other services and assistance relating to the affairs of each Fund as the Company may, from time to time, reasonably request pursuant to mutually acceptable compensation agreements.

                                                                  EXHIBIT 99.H2A

                               FUND SERVICES, INC.
               TRANSFER AGENCY AND SERVICES AGREEMENT

      This TRANSFER AGENCY AND SERVICES AGREEMENT is made as of this 23rd day of August, 2006, by and between The World Funds, Inc. (the "Company"), a corporation duly organized and existing under the laws of the State of Maryland, and Fund Services, Inc. ("FSI"), a corporation duly organized and existing under the laws of the Commonwealth of Virginia.

      WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and may issue its shares of common stock with a par value of one cent ($0.01) per share in separate series and classes; and

      WHEREAS, the Company intends to offer shares in various series (each such series, together with all other series subsequently established by the Company and made subject to this Agreement in accordance with Section 19 being herein referred to as a "Fund," and collectively as the "Funds") and the Company may in the future offer shares of various classes of each Fund (each such class together with all other classes subsequently established by the Fund in a Fund being herein referred to as a "Class," and collectively as the "Classes");

      WHEREAS, the Company desires that FSI serve as the transfer agent and dividend disbursing agent for each Fund and FSI is willing to provide these services on the terms and conditions set forth in this Agreement;

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. Appointment. The Company hereby appoints FSI to act as, and FSI agrees to act as, (i) transfer agent for the authorized and issued shares of the Company representing interests in each of the respective Funds and Classes thereof ("Shares"), (ii) dividend disbursing agent and (iii) agent in connection with any accumulation, open-account or similar plans provided to the registered owners of Shares of any of the Funds ("Shareholders") and set out in the currently effective prospectus and statement of additional information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), including, without limitation, any periodic investment plan or periodic withdrawal program and FSI hereby accepts such appointment.

      Section 2. Delivery of Documents and Other Information. In connection therewith, the Company has delivered to FSI copies of (i) the Company's Articles of Incorporation, as amended and supplemented, and By-Laws (collectively, as amended from time to time, "Organizational Documents"), (ii) the Company's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"),
(iii) each Fund's current Prospectus, (iv) each current plan of distribution or similar document adopted by the Company under Rule 12b- 1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Fund ("Service Plan"), and (v) all applicable procedures adopted by the Company with respect to the Funds, and shall promptly furnish FSI with all amendments of or supplements to the foregoing. The Company shall deliver to FSI a certified copy of the resolution(s) of the Board of Directors of the Company (the "Board") appointing FSI and authorizing the execution and delivery of this Agreement.

      Prior to the commencement of FSI's responsibilities under this Agreement, if applicable, the Company shall deliver or cause to be delivered to FSI (i) an accurate list of Shareholders of the Company, showing each Shareholder's address of record, number of Shares owned and whether such Shares are represented by outstanding share certificates and (ii) all Shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by FSI under this Agreement (collectively referred to as the "Materials").

      Section 3. Duties. FSI agrees that in accordance with procedures established from time to time by the Company on behalf of each of the Funds, as applicable, FSI shall perform the services set forth in Schedule A hereto. FSI may subcontract with third parties to perform certain of the services required to be performed by FSI hereunder, provided, however, that FSI shall remain principally responsible to the Company for the acts and omissions of such other entities.

      Except with respect to FSI's duties as set forth in this Agreement and except as otherwise specifically provided herein, the Company assumes all responsibility for ensuring that the Fund complies with all applicable requirements of the Securities Act, the 1940 Act, the USA PATRIOT Act of 2001 ("USA PATRIOT Act") and any other laws, rules and regulations of governmental authorities with jurisdiction over the Fund.

      Section 4. Compensation and Expenses. The Company agrees to pay FSI compensation for its services provided pursuant to this Agreement, as set forth in Schedule C hereto, or as shall be set forth in amendments to such schedule approved by the Board of Directors of the Company (the "Board") and FSI. Fees will begin to accrue for each Fund on the latter of the date of this Agreement or the date of commencement of operations of the Fund. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Fund shall pay to FSI such compensation as shall be payable prior to the effective date of termination. The Fund acknowledges that FSI may from time to time earn money on amounts in the deposit accounts maintained by FSI to service the Funds (and other clients serviced by FSI).

      In connection with the services provided by FSI pursuant to this Agreement, the Company, on behalf of each Fund, agrees to reimburse FSI for the expenses set forth in Schedule C hereto. In addition, the Company, on behalf of the applicable Fund, shall reimburse FSI for all reasonable expenses and employee time (at 150% of salary) attributable to any review of the Company's accounts and records by the Company's independent accountants or any regulatory body outside of routine and normal periodic reviews.

      All fees and reimbursements are payable in arrears on a monthly basis and the Company, on behalf of the applicable Fund, agrees to pay all fees and reimbursable expenses within five (5) business days following receipt of the respective billing notice.

      Section 5. Recordkeeping. FSI shall create and maintain all records required by applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as they may be amended from time to time, pertaining to the various functions FSI performs under this Agreement and which are not otherwise created or maintained by another party pursuant to contract with the Company. All such records shall be the property of the Company and will be preserved, maintained and made available in accordance with Section 31 of the 1940 Act and the rules thereunder, and will be surrendered promptly to the Fund on and in accordance with the Company's request. The Company and the Company's authorized representatives shall have access to FSI's records relating to the services to be performed under this Agreement at all times during FSI's normal business hours. Upon the reasonable request of the Company, copies of any such records shall be provided promptly by FSI to the Company or the Company's authorized representatives.

      In case of any requests or demands for the inspection of the Shareholder records of the Company, FSI will endeavor to notify the Company and to secure instructions from an authorized officer of the Company as to such inspection. FSI shall abide by the Company's instructions for granting or denying the inspection; provided, however, that FSI may grant the inspection regardless of the Company's instructions if FSI is advised by counsel to FSI that failure to do so will result in liability to FSI.

      Section 6. Issuance and Transfer of Shares. FSI shall make original issues of Shares of each Fund and Class thereof in accordance with the Fund's Prospectus only upon receipt of (i) instructions requesting the issuance, (ii) a certified copy of a resolution of the Board authorizing the issuance, (iii) necessary funds for the payment of any original issue tax applicable to such Shares, and (iv) an opinion of the Fund's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Fund of an appropriate notice with the SEC, as required by
Section 24 of the 1940 Act or the rules thereunder. If the opinion described in
(iv) above is contingent upon a filing under Section 24 of the 1940 Act, the Fund shall indemnify FSI for any liability arising from the failure of the Fund to comply with that section or the rules thereunder.

      Transfers of Shares of each Fund and Class thereof shall be registered on the Shareholder records maintained by FSI. In registering transfers of Shares, FSI may rely upon the Uniform Commercial Code as in effect in the State of Virginia or any other statutes that, in the opinion of FSI's counsel, protect FSI and the Fund from liability arising from (i) not requiring complete documentation, (ii) registering a transfer without an adverse claim inquiry,
(iii) delaying registration for purposes of such inquiry or (iv) refusing registration whenever an adverse claim requires such refusal. As transfer agent, FSI will be responsible for delivery to the transferor and transferee of such documentation as is required by the Uniform Commercial Code.

      Section 7. Share Certificates. The Company shall furnish to FSI a supply of blank share certificates of each Fund and Class thereof and, from time to time, will renew such supply upon FSI's request. Blank share certificates shall be signed manually or by facsimile signatures of officers of the Company authorized to sign by the Organizational Documents of the Company and, if required by the Organizational Documents, shall bear the Company's seal or a facsimile thereof. Unless otherwise directed by the Company, FSI may issue or register share certificates reflecting the manual or facsimile signature of an officer who has died, resigned or been removed by the Company.

      New share certificates shall be issued by FSI upon surrender of outstanding share certificates in the form deemed by FSI to be properly endorsed for transfer and satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes. FSI shall forward share certificates in "non-negotiable" form by first-class or registered mail, or by whatever means FSI deems equally reliable and expeditious. FSI shall not mail share certificates in "negotiable" form unless requested in writing by the Company and fully indemnified by the Company to FSI's satisfaction.

      In the event that the Company informs FSI that any Fund or Class thereof does not issue share certificates, FSI shall not issue any such share certificates and the provisions of this Agreement relating to share certificates shall not be applicable with respect to those Funds or Classes thereof.

      Section 8. Share Purchases. Shares shall be issued in accordance with the terms of the Prospectus after FSI or its agent receives either:

      (i) (A) an instruction directing investment in a Fund or Class, (B) a check (other than a third party check) or a wire or other electronic payment in the amount designated in the instruction and (C) in the case of an initial purchase, a completed account application; or

      (ii) the information required for purchases pursuant to a selected dealer agreement processing organization agreement, or a similar contract with a financial intermediary.

      Section 9. Eligibility to Receive Redemptions. Shares issued in a Fund after receipt of a completed purchase order shall be eligible to receive distributions of the Fund at the time specified in the Prospectus pursuant to which the Shares are offered.

      Shareholder payments shall be considered Federal Funds no later than on the day indicated below unless other times are noted in the Prospectus of the applicable Class or Fund:

      (i) for a wire received, at the time of the receipt of the wire;

      (ii) for a check drawn on a member bank of the Federal Reserve System, on the next Fund business day following receipt of the check; and

      (iii) for a check drawn on an institution that is not a member of the Federal Reserve System, at such time as FSI is credited with Federal Funds with respect to that check.

      Section 10. Representations and Warranties of FSI. FSI represents and warrants to the Company that:

      (i) It is a corporation duly organized and existing and in good standing under the laws of the Commonwealth of Virginia;

      (ii) It is duly qualified to carry on its business in the Commonwealth of Virginia;

      (iii) It is empowered under applicable laws and by its By-Laws to enter into this Agreement and perform its duties under this Agreement;

      (iv) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement and perform its duties under this Agreement;

      (v) It has access to the necessary facilities, equipment, and personnel to perform its duties and obligations under this Agreement;

      (vi) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of FSI, enforceable against FSI in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

      (vii) It is registered as a transfer agent under Section 17A of the 1934 Act.

      Section 11. Representations and Warranties of the Company. The Company represents and warrants to FSI that:

      (i) It is a corporation duly organized and existing and in good standing under the laws of the state of Maryland;

      (ii) It is empowered under applicable laws and by its Organizational Documents to enter into this Agreement and perform its duties under this Agreement;

      (iii) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement and perform its duties under this Agreement;

      (iv) It is an open-end management investment company registered under the 1940 Act;

      (v) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

      (vi) A registration statement under the Securities Act is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Funds and any Classes thereof being offered for sale.

      Section 12. Proprietary Information; Confidentiality. The Company acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals maintained by FSI on databases under the control and ownership of FSI or a third party constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to FSI or the third party. The Company agrees to treat all Proprietary Information as proprietary to FSI and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided under this Agreement.

      FSI agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Company and its shareholders received by FSI in connection with this Agreement, including any non-public personal information as defined by Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that FSI may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to, and approval of the Company.

      Upon termination of this Agreement, each party shall return to the other party all copies of confidential or Proprietary Information received from such other party hereunder, other than materials or information required to be retained by such party under applicable laws or regulations. Each party hereby agrees to dispose of any "consumer report information," as such term is defined in Regulation S-P.

      Section 13. Indemnification. FSI shall not be responsible for, and the Fund shall indemnify and hold FSI harmless from and against, any and all losses, damages, costs, charges, reasonable counsel fees (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), payments, expenses and liability arising out of or attributable to:

      (a) All actions of FSI or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence, reckless disregard or willful misconduct;

      (b) The lack of good faith, gross negligence or willful misconduct of the Company;

      (c) The reliance upon, and any subsequent use of or action taken or omitted, by FSI, or its agents or subcontractors on: (i) the Materials or any other information, records, documents, data, stock certificates or services, which are received by FSI or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Company or any other person or firm on behalf of the Company; (ii) any instructions or requests of the Company or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by FSI under this Agreement which are provided to FSI after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

      (d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

      (e) The processing of any checks or wires, including without limitation for deposit into the Company's demand deposit account maintained by FSI; or

      (h) The breach of any representation or warranty set forth in Section 11 above.

      The Company shall not be responsible for, and FSI shall indemnify and hold the Fund, its Board, officers, employees and agents, harmless from and against any losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising directly out of or attributable to any action or failure of FSI to act as a result of FSI's lack of good faith, gross negligence or willful misconduct in the performance of its services hereunder or the breach of any representation or warranty set forth in Section 10 above.

      In order that the indemnification provisions contained in this Section 13 shall apply, upon the assertion of an indemnification claim, the party seeking the indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The Company shall have the option to participate with FSI in the defense of such claim or to defend against said claim in its own name or that of FSI. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the indemnifying party's written consent, which consent shall not be unreasonably withheld.

      Section 14.  Standard of Care/Limitation of Liability.

      (a) FSI shall be under no duty to take any action on behalf of the Company except as necessary to fulfill its duties and obligations as specifically set forth herein or as may be specifically agreed to by FSI in writing. FSI shall at all times act in good faith and agrees to use its best effect within reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility for any loss arising out of any act or omission in carrying out its duties hereunder, except a loss resulting from FSI's, its employees' or its agents' willful misfeasance, bad faith or gross negligence in the performance of FSI's duties under this Agreement, or by reason of reckless disregard of FSI's, its employees' or its agents' obligations and duties hereunder. Notwithstanding the foregoing, the limitation on FSI's liability shall not apply to the extent any loss or damage results from any fraud committed by FSI or any intentionally bad or malicious acts (that is, acts or breaches undertaken purposefully under circumstances in which the person acting knows or has reason to believe that such act or breach violates such person's obligations under this Agreement or can cause danger or harm) of FSI.

      (b) Without limiting the generality of the foregoing or of any other provision of this Agreement, (i) FSI shall not be liable for losses beyond its control, provided that FSI has acted in accordance with the standard of care set forth above; and (ii) FSI shall not be liable for (A) the validity or invalidity or authority or lack thereof of any oral or written instructions provided by the Company, notice or other instrument which conforms to the applicable requirements of this Agreement, and which FSI reasonably believes to be genuine; or (B) subject to Section 21, delays or errors or loss of data occurring by reason of circumstances beyond FSI's control, including fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

      (c) With respect to a Fund that does not value its assets in accordance with Rule 2a-7 under the 1940 Act (a money market fund), notwithstanding anything to the contrary in this Agreement, FSI shall not be liable to the Company or any shareholder of the Company for (i) any loss to the Company if a NAV Difference for which FSI would otherwise be liable under this Agreement is less than $0.01 per Fund share or (ii) any loss to a shareholder of the Company if the NAV Difference for which FSI would otherwise be liable under this Agreement is less than or equal to 0.005 (1/2 of 1%) or if the loss in the shareholder's account with the Company is less than or equal to $10. Any loss for which FSI is determined to be liable hereunder shall be reduced by the amount of gain which inures to shareholders, whether to be collected by the Company or not.

      For purposes of this Agreement: (i) the NAV Difference shall mean the difference between the NAV at which a shareholder purchase or redemption should have been effected ("Recalculated NAV") and the NAV at which the purchase or redemption is effected; (ii) NAV Differences and any FSI or other responsible party liability therefrom are to be calculated each time a Fund's (or class's) NAV is calculated; (iii) in calculating any NAV Difference for which FSI would otherwise be liable under this Agreement for a particular NAV error, Fund losses and gains shall be netted; and (iv) in calculating any NAV Difference for which FSI would otherwise be liable under this Agreement for a particular NAV error that continues for a period covering more than one NAV determination, Fund losses and gains for the fund's fiscal year shall be netted.

      Section 15. Effectiveness. This Agreement shall become effective with respect to each Fund or Class on the earlier of the date on which the Fund's Registration Statement relating to the Shares of the Fund or Class becomes effective or the date of the commencement of operations of the Fund or Class. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof insofar as such Agreement may have been deemed to relate to the Funds.

      Section 16. Holidays. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require FSI, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which FSI is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Company and FSI are open. FSI will be open for business on days when the Company is open for business and/or as otherwise set forth in each Fund's prospectus(es) and Statement(s) of Additional Information.

      Section 17. Termination. This Agreement shall continue in effect with respect to each Fund until terminated; provided, that continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by a vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Fund).

     This Agreement may be terminated by either party at any time, without the payment of a penalty upon sixty (60) days' written notice to other party. Any termination shall be effective as of the date specified in the notice or upon such later date as may be mutually agreed upon by the parties. Upon notice of termination of this Agreement by either party, FSI shall promptly transfer to the successor transfer agent the original or copies of all books and records maintained by FSI under this Agreement including, in the case of records maintained on computer systems, copies of such records in machine-readable form, and shall cooperate with, and provide reasonable assistance to, the successor transfer agent in the establishment of the books and records necessary to carry out the successor transfer agent's responsibilities. If this Agreement is terminated by the Company, the Company shall be responsible for all out-of-pocket expenses or costs associated with the movement of records and materials to the successor transfer agent and providing assistance to any successor person in the establishment of the accounts and records necessary to carry out the successor's responsibilities. Additionally, FSI reserves the right to charge for any other reasonable expenses associated with such termination.

      Section 18. Survival. The obligations of Sections 4, 5, 10, 11, 12, 13, 14, 20, 21, 22, 24, 26, 27, 29 and 32 shall survive any termination of this Agreement.


Section 19. Additional Funds and Classes. In the event that the Company establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series or classes, as the case may be, shall become Funds and Classes under this Agreement. FSI or the Company may elect not to make any such series or classes subject to this Agreement.


      Section 20. Assignment; Third Party Beneficiaries. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns. For the avoidance of doubt, a transaction involving a merger or sale of substantially all of the assets of a Fund shall not require the written consent of FSI.

      Section 21. Force Majeure. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, acts of war or terrorism, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes; provided, however, that this provision shall not imply that FSI is excused from maintaining reasonable business continuity plans to address potential service outages.

      Section 22. Limited Recourse. FSI hereby acknowledges that the Funds' obligations hereunder with respect to the Shares are binding only on the assets and property belonging to the Funds. The obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Funds personally, but shall bind only the property of the Funds. The execution and delivery of this agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Funds' property.

      Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Company are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

      Section 23. Taxes. FSI shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Company or any Shareholder or any purchase of Shares, excluding taxes assessed against FSI for compensation received by it under this Agreement.

        Section 24. Consequential Damages. Notwithstanding anything in this Agreement to the contrary, neither party shall be liable to the other party for consequential, special or indirect losses or damages under any provision of this Agreement, whether or not the likelihood of such losses or damages was known by either party.


      Section 25. Amendments. This Agreement may be amended from time to time by a writing executed by the Company and FSI.

      Section 26. Governing Law. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Maryland, without reference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      Section 27. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

      Section 28. Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 29. Severability. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

      Section 30. Services Not Exclusive. The services of FSI to the Company are not deemed exclusive, and FSI shall be free to render similar services to others, to the extent that such service does not affect FSI's ability to perform its duties and obligations hereunder.

      Section 31. Headings. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

      Section 32. Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by written instrument executed by such party. No failure of either party hereto to exercise any power or right granted hereunder, or to insist upon strict compliance with any obligation hereunder, and no custom or practice of the parties with regard to the terms of performance hereof, will constitute a waiver of the rights of such party to demand full and exact compliance with the terms of this Agreement.

         Section 33. Notice. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address. Notices to the Company shall be directed to 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235,
Attention: Mr. John Pasco, III; and notices to FSI shall be directed to: 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, Attention: Mr. John Pasco, III.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                              THE WORLD FUNDS, INC.



                             By:/s/ John Pasco, III
                                    John Pasco, III
                                    Chairman


                               FUND SERVICES, INC.



                               By: /s/ John Pasco, III
                                    John Pasco, III
                                    President

                                   Schedule A
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                           Dated as of August 23, 2006


Services to be Provided by FSI:

   (a) FSI agrees that in accordance with procedures established from time to time by agreement between the Company on behalf of each of the Funds, as applicable, and FSI, FSI will perform the following services:


      (i) provide the services of a transfer agent, dividend disbursing agent and, as relevant, agent in connection with accumulation, open-account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program) that are customary for open-end management investment companies including: (A) maintaining all Shareholder accounts,
      (B) preparing Shareholder meeting lists, (C) mailing proxies and related materials to Shareholders, (D) mailing Shareholder reports and prospectuses to current Shareholders, (E) withholding taxes on U.S. resident and non-resident alien accounts, (F) preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required by federal authorities with respect to distributions for Shareholders, (G) preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, (H) preparing and mailing activity statements for Shareholders, and (I) providing Shareholder account information;

      (ii) receive for acceptance orders for the purchase of Shares and promptly deliver payment and appropriate documentation therefore to the custodian of the applicable Fund (the "Custodian") or, in the case of Funds operating in a master-feeder or fund of funds structure, to the transfer agent or interestholder recordkeeper for the master portfolios in which the Fund invests;

      (iii) pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

      (iv) receive for acceptance redemption requests and deliver the appropriate documentation therefore to the Custodian or, in the case of Funds operating in a masterfeeder structure, to the transfer agent or interestholder recordkeeper for the master fund in which the Fund invests;

      (v) as and when it receives monies paid to it by the Custodian with respect to any redemption, pay the redemption proceeds as required by the Prospectus pursuant to which the redeemed Shares were offered and as instructed by the redeeming Shareholders;

       (vi) effect transfers of Shares upon receipt of appropriate instructions from Shareholders;

      (vii) prepare and transmit to Shareholders (or credit the appropriate Shareholder accounts) payments for all distributions declared by the Fund with respect to Shares;

      (viii) issue share certificates and replacement share certificates for those share certificates alleged to have been lost, stolen, or destroyed upon receipt by FSI of indemnification satisfactory to FSI and protecting FSI and the Fund and, at the option of FSI, issue replacement certificates in place of mutilated share certificates upon presentation thereof without requiring indemnification;

      (ix) receive from Shareholders or debit Shareholder accounts for sales commissions, including contingent deferred, deferred and other sales charges, and service fees (i.e., wire redemption charges) and prepare and transmit payments, as appropriate, to the underwriter for commissions and service fees received;

      (x) track shareholder accounts by financial intermediary source and otherwise as reasonably requested by the Fund and provide periodic reporting to the Fund or its administrator or other agent;

      (xi) maintain records of account for and provide reports and statements to the Company and Shareholders as to the foregoing;

      (xii) record the issuance of Shares of each Fund and maintain pursuant to Rule 17Ad-10(e) under the Securities Exchange Act of 1934, as amended ("1934 Act") a record of the total number of Shares of the Company, each Fund and each Class thereof, that are authorized, based upon data provided to it by the Company, and are issued and outstanding and provide the Company on a regular basis a report of the total number of Shares that are authorized and the total number of Shares that are issued and outstanding;

      (xiii) provide a system that will enable the Company to calculate the total number of Shares of each Fund and Class thereof sold in each State;

      (xiv) provide necessary information to the Company to enable the Company to monitor and make appropriate filings with respect to the escheatment laws of the various states and territories of the United States;

      (xv) oversee the activities of proxy solicitation firms, if requested by the Company;

      (xvi)monitor transactions in each Fund for market timing activity in accordance with the Company's policies and procedures, which may be amended from time to time; and

      (xvii) account for and administer all shareholder account fees as provided in each Fund's Prospectus.

      (b) FSI shall receive and tabulate proxy votes, coordinate the tabulation of proxy and shareholder meeting votes and perform such other additional services as may be specified from time to time by the Fund, all pursuant to mutually acceptable compensation and implementation agreements.

       (c) The Company or its administrator or other agent (i) shall identify to FSI in writing those transactions and assets to be treated as exempt from reporting for each state and territory of the United States and for each foreign jurisdiction (collectively "States") and (ii) shall monitor the sales activity with respect to Shareholders domiciled or resident in each State. The responsibility of FSI for the Company's state registration status is solely limited to the reporting of transactions to the Company, and FSI shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Company or its administrator or other agent.

      (d) FSI shall establish and maintain facilities and procedures reasonably acceptable to the Company for the safekeeping, control, preparation and use of share certificates, check forms, and facsimile signature imprinting devices. FSI shall establish and maintain facilities and procedures reasonably acceptable to the Company for safekeeping of all records maintained by FSI pursuant to this Agreement.

      (e) FSI shall cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

      (f) Anti-Money Laundering ("AML") Delegation. The Company has elected to delegate to FSI certain AML duties under this Agreement and the parties have agreed to such duties and terms as stated in the attached schedule (Schedule B entitled "AML Delegation"), which may be changed from time to time subject to mutual written agreement between the parties. FSI has adopted the necessary policies and procedures, which are reasonably designed to carryout the AML Delegation, and will provide a copy of such policies and procedures to the Company prior to the commencement of this Agreement and will promptly provide the Company with any material amendments thereto. FSI will strictly adhere to its anti-money laundering procedures and controls.

                                   Schedule B
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                           Dated as of August 23, 2006


                                 AML DELEGATION

1. Delegation.

1.1 Subject to the terms and conditions set forth in this Agreement, the Company hereby delegates to FSI those aspects of the Company's Anti-Money Laundering Program (the "AML Program") that are set forth in Section 4 below (the "Delegated Duties"). The Delegated Duties set forth in Section 4 may be amended, from time to time, by mutual agreement of the Company and FSI upon the execution by such parties of a revised Schedule B bearing a later date than the date hereof.

  1.2 FSI agrees to perform such Delegated Duties, with respect to the Fund shareholders for which FSI maintains the applicable shareholder information, subject to and in accordance with the terms and conditions of this Agreement.

2. Consent to Examination. In connection with the performance by FSI of the Delegated Duties, FSI understands and acknowledges that the Fund remains responsible for assuring compliance with the USA PATRIOT Act of 2001 ("USA PATRIOT Act") and the laws implementing the USA PATRIOT Act and that the records FSI maintains for the Fund relating to the AML Program may be subject, from time to time, to examination and/or inspection by federal regulators in order that the regulators may evaluate such compliance. FSI hereby consents to such examination and/or inspection and agrees to cooperate with such federal regulators in connection with their review. For purposes of such examination and/or inspection, FSI will use its best efforts to make available, during normal business hours and on reasonable notice, all required records and information for review by such regulators.

3. Limitation on Delegation. The Fund acknowledges and agrees that in accepting the delegation hereunder, FSI is agreeing to perform only the Delegated Duties, as may be amended from time to time, and is not undertaking and shall not be responsible for any other aspect of the AML Program or for the overall compliance by the Fund with the USA PATRIOT Act or for any other matters that have not been delegated hereunder. Additionally, the parties acknowledge and agree that FSI shall only be responsible for performing the Delegated Duties with respect to the accounts for which FSI maintains the applicable shareholder information.

4.    Delegated Duties.

4.1 Consistent with the services provided by FSI and with respect to the applicable shareholder information maintained by FSI, FSI shall:

      (a) Submit all new account and registration maintenance transactions through the Office of Foreign Assets Control ("OFAC") database and such other lists or databases of trade restricted individuals or entities as may be required from time to time by applicable regulatory authorities;


      (b) Submit special payee checks through OFAC database;

      (c) Review redemption transactions that occur within thirty (30) days of account establishment or maintenance;

      (d) Review wires sent pursuant to instructions other than those already on file with FSI;

(e) Review accounts with small balances followed by large purchases;

      (f) Review accounts with frequent activity within a specified date range followed by a large redemption;

      (g) On a daily basis, review purchase and redemption activity per tax identification number ("TIN") within each Fund to determine if activity for that TIN exceeded the $100,000 threshold on any given day;

      (h) Compare all new accounts and registration maintenance through the Known Offenders database and notify the Company of any match.

      (i) Monitor and track cash equivalents under $10,000 for a rolling twelve-month period and file any required reports with the IRS and issue the Shareholder notices required by the IRS;

      (j) Determine when a suspicious activity report ("SAR") should be filed as required by regulations applicable to mutual funds and prepare and file the SAR. Provide the Company with a copy of the SAR within a reasonable time after filing; notify the Company if any further communication is received from U.S. Department of the Treasury or other law enforcement agencies regarding the SAR;

      (k) Compare account information to any FinCEN request received by the Company and provided to FSI pursuant to USA PATRIOT Act Sec. 314(a). Provide the Company with documents/information necessary to respond to requests under USA PATRIOT Act Sec. 314(a) within required time frames;

      (l) (i) Verify the identity of any person seeking to open an account with each Fund, (ii) maintain records of the information used to verify the person's identity in accordance with applicable regulations, (iii) determine whether the person appears on any lists of known or suspected terrorists or terrorist organizations provided to the Company by any government agency, and (iv) perform enhanced due diligence with respect to any investor that FSI has reason to believe presents high risk factors with regard to money laundering or terrorist financing, prior to accepting an investment from such investor; and

      (m) (i) Monitor for any suspected money laundering activity with respect to correspondent accounts for foreign financial institutions and private banking accounts and report any such conduct required by applicable regulations, and (ii) conduct due diligence on private banking accounts in the event that one or more Funds changes its line of business in a manner that would involve the establishment or maintenance of such accounts.

4.2 In the event that FSI detects activity as a result of the foregoing procedures, FSI shall timely file any required reports, promptly notify appropriate government agencies and also immediately notify the Fund, unless prohibited by applicable law.

4.3 Recordkeeping. FSI shall keep all records relating to the Delegated Duties for an appropriate period of time and, at a minimum, the period of time required by applicable law or regulation. FSI will provide the Company with access to such records upon reasonable request.

4.4      AML Reporting to the Fund

(a) On a quarterly basis, FSI shall provide a report to the Fund on its performance of the AML Delegated Duties, among other compliance items, which report shall include information regarding the number of: (i) potential incidents involving cash and cash equivalents or unusual or suspicious activity, (ii) any required reports or forms that have been filed on behalf of the Fund, (iii) outstanding customer verification items, (iv) potential and confirmed matches against the known offender and OFAC databases and (v) potential and confirmed matches in connection with FinCen requests. Notwithstanding anything in this Section 4.3(a) to the contrary, FSI reserves the right to amend and update the form of its AML reporting from time to time to comply with new or amended requirements of applicable law.

(b) At least annually, FSI will arrange for independent testing (an audit) of the AML services it provides to its clients on an organization-wide basis by a qualified independent auditing firm. FSI will provide the AML compliance officer of the Fund with the results of the audit and testing, including any material deficiencies or weaknesses identified and any remedial steps that will be taken or have been taken by FSI to address such material deficiencies or weaknesses.

(c) On an annual basis, FSI will provide the Fund with a written certification that, among other things, it has implemented its AML Program and has performed the Delegated Duties.

                              Amended and Restated
                                  Schedule C-1
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                          Dated as of October 12, 2006

                                  FEE SCHEDULE

                                 CSI Equity Fund

The base fee for a portfolio or class is $15,000 per year. In addition, there will be an annual maintenance fee of $18.00 per open account and $3.00 per closed account. These per account fees will be charged in addition to the base fee. For multi class portfolios, the second and subsequent classes will be charged an annual fee of $9,000.00 plus account maintenance charges.

For the purposes of this Agreement, an open account is an account that has assets or that has had assets for the current tax reporting period. For example, an account opened and funded on Jaunary 2, 2006 which is redeemed in full on May 31, 2006 would continue to be billable as an open account until April 15, 2007 because it needs to be maintained through the tax reporting cycle of the year following the full redemption. On April 16, 2007, the account would be billable as an closed account. Unfunded accounts, that is accounts that have never been funded, are not billable. A closed account has a zero balance and no activity in the current tax reporting cycle.

Internet access for shareholder account look-up and broker account access, as well as VRU (Voice Response Unit) access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers for an annual fee of $9,000 per fund.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                   Forms
      Telephone (Long Distance/800 Service)     Mailing House Expenses
      Telephone (Dedicated circuits)            Proxy Solicitation
      Express Charges                           Storage Fees
      Fund/SERV & Networking Fees               Bank Account Maintenance Fees
      FedWire/ACH/Swift Fees                    Custom Programming Costs
      Special Reports                           Conversion/Deconversion Costs*
      Special Training requested by Fund        SAS 70 Reporting
      Annual AML Review                         22c-2 Compliance

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            $175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative           $50.00 - $75.00/hr


*Conversion costs will be based on vendor per-account charges plus labor, billed at the rates noted above.

                              Amended and Restated
                                  Schedule C-2
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                          Dated as of October 12, 2006

                                  FEE SCHEDULE

                          Third Millennium Russia Fund

The base fee for a portfolio or class is $15,000 per year. In addition, there will be an annual maintenance fee of $18.00 per open account and $3.00 per closed account. These per account fees will be charged in addition to the base fee. For multi class portfolios, the second and subsequent classes will be charged an annual fee of $9,000.00 plus account maintenance charges.

For the purposes of this Agreement, an open account is an account that has assets or that has had assets for the current tax reporting period. For example, an account opened and funded on Jaunary 2, 2006 which is redeemed in full on May 31, 2006 would continue to be billable as an open account until April 15, 2007 because it needs to be maintained through the tax reporting cycle of the year following the full redemption. On April 16, 2007, the account would be billable as an closed account. Unfunded accounts, that is accounts that have never been funded, are not billable. A closed account has a zero balance and no activity in the current tax reporting cycle.

Internet access for shareholder account look-up and broker account access, as well as VRU (Voice Response Unit) access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers for an annual fee of $9,000 per fund.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                   Forms
      Telephone (Long Distance/800 Service)     Mailing House Expenses
      Telephone (Dedicated circuits)            Proxy Solicitation
      Express Charges                           Storage Fees
      Fund/SERV & Networking Fees               Bank Account Maintenance Fees
      FedWire/ACH/Swift Fees                    Custom Programming Costs
      Special Reports                           Conversion/Deconversion Costs*
      Special Training requested by Fund        SAS 70 Reporting
      Annual AML Review                         22c-2 Compliance

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            $175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative           $50.00 - $75.00/hr

*Conversion costs will be based on vendor per-account charges plus labor, billed at the rates noted above.

                              Amended and Restated
                                  Schedule C-3
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                          Dated as of October 12, 2006

                                  FEE SCHEDULE

                          Eastern European Equity Fund

The base fee for a portfolio or class is $15,000 per year. In addition, there will be an annual maintenance fee of $18.00 per open account and $3.00 per closed account. These per account fees will be charged in addition to the base fee. For multi class portfolios, the second and subsequent classes will be charged an annual fee of $9,000.00 plus account maintenance charges.

For the purposes of this Agreement, an open account is an account that has assets or that has had assets for the current tax reporting period. For example, an account opened and funded on Jaunary 2, 2006 which is redeemed in full on May 31, 2006 would continue to be billable as an open account until April 15, 2007 because it needs to be maintained through the tax reporting cycle of the year following the full redemption. On April 16, 2007, the account would be billable as an closed account. Unfunded accounts, that is accounts that have never been funded, are not billable. A closed account has a zero balance and no activity in the current tax reporting cycle.

Internet access for shareholder account look-up and broker account access, as well as VRU (Voice Response Unit) access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers for an annual fee of $9,000 per fund.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                   Forms
      Telephone (Long Distance/800 Service)     Mailing House Expenses
      Telephone (Dedicated circuits)            Proxy Solicitation
      Express Charges                           Storage Fees
      Fund/SERV & Networking Fees               Bank Account Maintenance Fees
      FedWire/ACH/Swift Fees                    Custom Programming Costs
      Special Reports                           Conversion/Deconversion Costs*
      Special Training requested by Fund        SAS 70 Reporting
      Annual AML Review                         22c-2 Compliance

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            $175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative           $50.00 - $75.00/hr

*Conversion costs will be based on vendor per-account charges plus labor, billed at the rates noted above.

                              Amended and Restated
                                  Schedule C-4
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                          Dated as of October 12, 2006

                                  FEE SCHEDULE

                                  Genomics Fund

The base fee for a portfolio or class is $15,000 per year. In addition, there will be an annual maintenance fee of $18.00 per open account and $3.00 per closed account. These per account fees will be charged in addition to the base fee. For multi class portfolios, the second and subsequent classes will be charged an annual fee of $9,000.00 plus account maintenance charges.

For the purposes of this Agreement, an open account is an account that has assets or that has had assets for the current tax reporting period. For example, an account opened and funded on Jaunary 2, 2006 which is redeemed in full on May 31, 2006 would continue to be billable as an open account until April 15, 2007 because it needs to be maintained through the tax reporting cycle of the year following the full redemption. On April 16, 2007, the account would be billable as an closed account. Unfunded accounts, that is accounts that have never been funded, are not billable. A closed account has a zero balance and no activity in the current tax reporting cycle.

Internet access for shareholder account look-up and broker account access, as well as VRU (Voice Response Unit) access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers for an annual fee of $9,000 per fund.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                   Forms
      Telephone (Long Distance/800 Service)     Mailing House Expenses
      Telephone (Dedicated circuits)            Proxy Solicitation
      Express Charges                           Storage Fees
      Fund/SERV & Networking Fees               Bank Account Maintenance Fees
      FedWire/ACH/Swift Fees                    Custom Programming Costs
      Special Reports                           Conversion/Deconversion Costs*
      Special Training requested by Fund        SAS 70 Reporting
      Annual AML Review                         22c-2 Compliance

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            $175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative           $50.00 - $75.00/hr

*Conversion costs will be based on vendor per-account charges plus labor, billed at the rates noted above.

                              Amended and Restated
                                  Schedule C-5
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                          Dated as of October 12, 2006

                                  FEE SCHEDULE

                  Epoch Global Equity Shareholder Yield Fund

For Transfer Agency Services, Fund Services Inc. (FSI) shall be paid a fee of 0.05% per annum of the average daily net assets calculated and paid monthly (with an annual minimum of $18,000) on assets up to $75 million, 0.03% on assets over $75 million

Internet access for shareholder account look-up and broker account access, as well as VRU (Voice Response Unit) access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers for an annual fee of $9,000 per fund.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                   Forms
      Telephone (Long Distance/800 Service)     Mailing House Expenses
      Telephone (Dedicated circuits)            Proxy Solicitation
      Express Charges                           Storage Fees
      Fund/SERV & Networking Fees               Bank Account Maintenance Fees
      FedWire/ACH/Swift Fees                    Custom Programming Costs
      Special Reports                           Conversion/Deconversion Costs*
      Special Training requested by Fund        SAS 70 Reporting
      Annual AML Review                         22c-2 Compliance

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            $175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative           $50.00 - $75.00/hr

*Conversion costs will be based on vendor per-account charges plus labor, billed at the rates noted above.

                              Amended and Restated
                                  Schedule C-6
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                          Dated as of October 12, 2006

                                  FEE SCHEDULE

                    REMS Real Estate Value Opportunity Fund

For Transfer Agency Services, Fund Services Inc. (FSI) shall be paid a fee of 0.05% per annum of the average daily net assets calculated and paid monthly with an annual minimum of $18,000.

Internet access for shareholder account look-up and broker account access, as well as VRU (Voice Response Unit) access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers for an annual fee of $9,000 per fund.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                   Forms
      Telephone (Long Distance/800 Service)     Mailing House Expenses
      Telephone (Dedicated circuits)            Proxy Solicitation
      Express Charges                           Storage Fees
      Fund/SERV & Networking Fees               Bank Account Maintenance Fees
      FedWire/ACH/Swift Fees                    Custom Programming Costs
      Special Reports                           Conversion/Deconversion Costs*
      Special Training requested by Fund        SAS 70 Reporting
      Annual AML Review                         22c-2 Compliance

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative           50.00 - $75.00/hr

*Conversion costs will be based on vendor per-account charges plus labor, billed at the rates noted above.

                              Amended and Restated
                                  Schedule C-7
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                          Dated as of October 12, 2006

                                  FEE SCHEDULE

                         Epoch U.S. All Cap Equity Fund

For Transfer Agency Services, Fund Services Inc. (FSI) shall be paid a fee of 0.03% per annum of the average daily net assets calculated and paid monthly with an annual minimum of $18,000.

Internet access for shareholder account look-up and broker account access, as well as VRU (Voice Response Unit) access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers for an annual fee of $9,000 per fund.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                   Forms
      Telephone (Long Distance/800 Service)     Mailing House Expenses
      Telephone (Dedicated circuits)            Proxy Solicitation
      Express Charges                           Storage Fees
      Fund/SERV & Networking Fees               Bank Account Maintenance Fees
      FedWire/ACH/Swift Fees                    Custom Programming Costs
      Special Reports                           Conversion/Deconversion Costs*
      Special Training requested by Fund        22c-2 Compliance

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            $175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative           $50.00 - $75.00/hr

*Conversion costs will be based on vendor per-account charges plus labor, billed at the rates noted above.

                              Amended and Restated
                                  Schedule C-8
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                          Dated as of October 12, 2006

                                  FEE SCHEDULE

                       Epoch International Small Cap Fund

For Transfer Agency Services, Fund Services Inc. (FSI) shall be paid a fee of 0.05% per annum of the average daily net assets calculated and paid monthly on assets up to $75 million, 0.03% on assets over $75 million.

Internet access for shareholder account look-up and broker account access, as well as VRU (Voice Response Unit) access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers for an annual fee of $9,000 per fund.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                   Forms
      Telephone (Long Distance/800 Service)     Mailing House Expenses
      Telephone (Dedicated circuits)            Proxy Solicitation
      Express Charges                           Storage Fees
      Fund/SERV & Networking Fees               Bank Account Maintenance Fees
      FedWire/ACH/Swift Fees                    Custom Programming Costs
      Special Reports                           Conversion/Deconversion Costs*
      Special Training requested by Fund        SAS 70 Reporting
      Annual AML Review                         22c-2 Compliance

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative           50.00 - $75.00/hr

*Conversion costs will be based on vendor per-account charges plus labor, billed at the rates noted above.

                              Amended and Restated
                                  Schedule C-9
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")

                          Dated as of October 12, 2006

                                  FEE SCHEDULE

                          Dividend Capital Realty Fund

For Transfer Agency Services, Fund Services Inc. (FSI) shall be paid a fee of 0.10% per annum of the average daily net assets calculated and paid monthly with an annual minimum of $18,000.

Internet access for shareholder account look-up and broker account access, as well as VRU (Voice Response Unit) access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers for an annual fee of $9,000 per fund.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                   Forms
      Telephone (Long Distance/800 Service)     Mailing House Expenses
      Telephone (Dedicated circuits)            Proxy Solicitation
      Express Charges                           Storage Fees
      Fund/SERV & Networking Fees               Bank Account Maintenance Fees
      FedWire/ACH/Swift Fees                    Custom Programming Costs
      Special Reports                           Conversion/Deconversion Costs*
      Special Training requested by Fund        SAS 70 Reporting
      Annual AML Review                         22c-2 Compliance

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative           50.00 - $75.00/hr

*Conversion costs will be based on vendor per-account charges plus labor, billed at the rates noted above.

                              Amended and Restated
                                  Schedule C-10
                                     to the
                     Transfer Agency and Services Agreement
                                     between
                   The World Funds, Inc. (the "Company") and
                           Fund Services, Inc. ("FSI")
                          Dated as of October 12, 2006

                                  FEE SCHEDULE

                Osprey Concentrated Large Cap Value Equity Fund

For Transfer Agency Services, Fund Services Inc. (FSI) shall be paid a fee of 0.10% per annum of the average daily net assets calculated and paid monthly (with an annual minimum of $20,000) on assets up to $75 million, 0.08% on assets form $75 million to $250 million, 0.06% on assets over $250 million.

Internet access for shareholder account look-up and broker account access, as well as VRU (Voice Response Unit) access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers for an annual fee of $9,000 per fund.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                   Forms
      Telephone (Long Distance/800 Service)     Mailing House Expenses
      Telephone (Dedicated circuits)            Proxy Solicitation
      Express Charges                           Storage Fees
      Fund/SERV & Networking Fees               Bank Account Maintenance Fees
      FedWire/ACH/Swift Fees                    Custom Programming Costs
      Special Reports                           Conversion/Deconversion Costs*
      Special Training requested by Fund        SAS 70 Reporting
      Annual AML Review                         22c-2 Compliance

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer             $250.00/hr
      Manager/Supervisor            175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative           50.00 - $75.00/hr

*Conversion costs will be based on vendor per-account charges plus labor, billed at the rates noted above.

                                                                  EXHIBIT 99.H3A

                          ACCOUNTING SERVICES AGREEMENT

         This ACCOUNTING SERVICES AGREEMENT is made as of this 23rd day of August, 2006 (the "Agreement") between The World Funds, Inc. (the "Company"), a corporation duly organized and existing under the laws of the State of Maryland, and Commonwealth Fund Accounting, Inc. ("CFA"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                                WITNESSETH THAT:

         WHEREAS, the Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series portfolios (the "Funds"), each of which may consist of one or more classes of shares of common stock;

         WHEREAS, the Company desires to appoint CFA as its Accounting Services Agent to maintain and keep current the books, accounts, records, journals or other records of original entry relating to the business of the Company as set forth in Schedule B of this Agreement (the "Accounts and Records") and to perform certain other functions in connection with such Accounts and Records; and

         WHEREAS, CFA is willing to perform such functions upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Appointment. The Company hereby appoints CFA as its Accounting Services Agent on behalf of the Company, and CFA hereby accepts such appointment, to furnish the Funds listed on Schedule A, as such schedule may be amended from time to time, with accounting services as set forth in this Agreement.

         Section 2. Duties. CFA shall perform or supervise the performance of others of the services set forth in Schedule B hereto. CFA shall provide the Company with all necessary office space, equipment, personnel, facilities and compensation for providing such services. CFA may sub-contract with third parties to perform certain of the services to be performed by CFA hereunder; PROVIDED, however, that CFA shall remain principally responsible to the Company for the acts and omissions of such other entities.

         Except with respect to CFA's duties as set forth in this Agreement, and except as otherwise specifically provided herein, the Company assumes all responsibility for ensuring that each Fund complies with all applicable requirements of the Securities Act of 1933, the 1940 Act and any other laws, rules and regulations, or interpretations thereof, of governmental authorities with jurisdiction over each Fund.

         Section 3. Compensation and Expenses. The Company agrees to pay CFA compensation for its services as set forth in Schedule A attached hereto, or as shall be set forth in amendments to such schedule approved by the Board of Directors of the Company (the "Board") and CFA. Fees will begin to accrue for each Fund on the latter of the date of this Agreement or the date of commencement of operations of the Fund. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Fund shall pay to CFA such compensation as shall be payable prior to the effective date of termination.

         In addition, the Company shall reimburse CFA from the assets of each Fund certain reasonable expenses incurred by CFA on behalf of each Fund individually in connection with the performance of this Agreement. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of Fund counsel or accountants in connection with its services to each Fund; postage; long distance telephone; special forms required by each Fund; any economy class travel which may be required in the performance of its duties to each Fund; and any other extraordinary expenses it may incur in connection with its services to each Fund.

         All fees and reimbursements are payable in arrears on a monthly basis and the Company, on behalf of the applicable Fund, agrees to pay all fees and reimbursable expenses within five (5) business days following receipt of the respective billing notice.

         Section 4. Company Reports to CFA. The Company shall furnish or otherwise make available to CFA such copies of each Fund's prospectus, statement of additional information, financial statements, proxy statements, shareholder reports, each Fund's net asset value per share, declaration, record and payment dates, amounts of any dividends or income, special actions relating to each Fund's securities and other information relating to the Company's business and affairs as CFA may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement. CFA shall maintain such information as required by regulation and as agreed upon between the Company and CFA. The Company will complete all necessary prospectus and compliance reports, as well as monitoring the various limitations and restrictions.

         Section 5. Maintenance of Records. CFA shall create and maintain all records required by applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as they may be amended from time to time, pertaining to the various functions CFA performs under this Agreement and which are not otherwise created or maintained by another party pursuant to contract with the Company. All such records shall be the property of the Company and will be preserved, maintained and made available in accordance with Section 31 of the 1940 Act and the rules thereunder, and will be surrendered promptly to the Fund on and in accordance with the Company's request. The Company and the Company's authorized representatives shall have access to CFA's records relating to the services to be performed under this Agreement at all times during CFA's normal business hours. Upon the reasonable request of the Company, copies of any such records shall be provided promptly by CFA to the Company or the Company's authorized representatives.

         Section 6. Reliance on Company Instructions and Experts. CFA may rely upon the written advice of the Company and upon statements of the Company's legal counsel, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CFA shall not be liable for any actions taken in good faith upon such statements.

         Section 7. Standard of Care. CFA shall be under no duty to take any action on behalf of a Fund except as necessary to fulfill its duties and obligations as specifically set forth herein or as may be specifically agreed to by CFA in writing. CFA shall at all times act in good faith and agrees to use its best effect within reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility for any loss arising out of any act or omission in carrying out its duties hereunder, except a loss resulting from CFA's, its employees' or its agents' willful misfeasance, bad faith or gross negligence in the performance of CFA's duties under this Agreement, or by reason of reckless disregard of CFA's, its employees' or its agents' obligations and duties hereunder. Notwithstanding the foregoing, the limitation on CFA's liability shall not apply to the extent any loss or damage results from any fraud committed by CFA or any intentionally bad or malicious acts (that is, acts or breaches undertaken purposefully under circumstances in which the person acting knows or has reason to believe that such act or breach violates such person's obligations under this Agreement or can cause danger or harm) of CFA.

         Without limiting the generality of the foregoing or of any other provision of this Agreement, (i) CFA shall not be liable for losses beyond its control, provided that CFA has acted in accordance with the standard of care set forth above; and (ii) CFA shall not be liable for (A) the validity or invalidity or authority or lack thereof of any oral or written instructions provided by the Fund, notice or other instrument which conforms to the applicable requirements of this Agreement, and which CFA reasonably believes to be genuine; or (B) subject to Section 25, delays or errors or loss of data occurring by reason of circumstances beyond CFA's control, including fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

         Section 8. Limitation of Liability Regarding CFA. CFA shall not be liable for any actions taken in good faith reliance upon any authorized written instructions or any other document reasonably believed by CFA to be genuine and to have been executed or signed by the proper person or persons. CFA shall not be held to have notice of any change of authority of any officer, employee or agent of the Company until receipt of notification thereof by the Company.

         CFA shall not be liable for the errors of other service providers of the Company, including the errors of pricing services (other than to pursue all reasonable claims against the pricing service based on the pricing services' standard contracts entered into by CFA) and errors in information provided by an investment adviser (including prices and pricing formulas and the untimely transmission of trade information), custodian or transfer agent to the Company.

         With respect to a Fund that does not value its assets in accordance with Rule 2a-7 under the 1940 Act (a money market fund), notwithstanding anything to the contrary in this Agreement, CFA shall not be liable to the Company or any shareholder of the Company for (i) any loss to the Company if a NAV Difference for which CFA would otherwise be liable under this Agreement is less than $0.01 per Fund share or (ii) any loss to a shareholder of the Company if the NAV Difference for which CFA would otherwise be liable under this Agreement is less than or equal to 0.005 (1/2 of 1%) or if the loss in the shareholder's account with the Company is less than or equal to $10. Any loss for which CFA is determined to be liable hereunder shall be reduced by the amount of gain which inures to shareholders, whether to be collected by the Company or not.

         For purposes of this Agreement: (i) the NAV Difference shall mean the difference between the NAV at which a shareholder purchase or redemption should have been effected ("Recalculated NAV") and the NAV at which the purchase or redemption is effected; (ii) NAV Differences and any CFA or other responsible party liability therefrom are to be calculated each time a Fund's (or class's) NAV is calculated; (iii) in calculating any NAV Difference for which CFA would otherwise be liable under this Agreement for a particular NAV error, Fund losses and gains shall be netted; and (iv) in calculating any NAV Difference for which CFA would otherwise be liable under this Agreement for a particular NAV error that continues for a period covering more than one NAV determination, Fund losses and gains for the fund's fiscal year shall be netted.

         Section 9. Limited Recourse. CFA hereby acknowledges that the Funds' obligations hereunder with respect to the Shares are binding only on the assets and property belonging to the Funds. The obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Funds personally, but shall bind only the property of the Funds. The execution and delivery of this agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Funds' property.

         Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Company are separate and distinct from the assets and liabilities of each other Series and that no Series shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

         Section 10. Indemnification by the Funds. Each Fund shall indemnify CFA and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by CFA that result from: (i) any claim, action, suit or proceeding in connection with CFA's entry into or performance of this Agreement with respect to such Fund; or (ii) any action taken or omission to act committed by CFA in the performance of its obligations hereunder with respect to such Fund; or (iii) any action of CFA upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Company with respect to such Fund; or (iv) any error, omission, inaccuracy or other deficiency of any information provided to CFA by the Company, or the failure of the Company to provide or make available any information requested by CFA knowledgeably to perform its functions hereunder; PROVIDED, that CFA shall not be entitled to such indemnification in respect of actions or omissions constituting gross negligence, bad faith or willful misfeasance in the performance of its duties, or by reckless disregard of such duties, on the part of CFA or its employees, agents or contractors.

         Section 11. Indemnification by CFA. CFA shall indemnify each Fund and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by such Fund which result from: (i) CFA's failure to comply with the terms of this Agreement with respect to such Fund; or (ii) CFA's lack of good faith in performing its obligations hereunder with respect to such Fund; or (iii) CFA's gross negligence or misconduct or that of its employees, agents or contractors in connection herewith with respect to such Fund.

         In order that the indemnification provisions contained in Sections 10 and 11 shall apply, upon the assertion of an indemnification claim, the party seeking the indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The Company shall have the option to participate with CFA in the defense of such claim or to defend against said claim in its own name or that of CFA. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the indemnifying party's written consent, which consent shall not be unreasonably withheld.

         Section 12. Confidentiality. CFA agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Company and its Shareholders received by CFA in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; PROVIDED, however, that CFA may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Company.

         Upon termination of this Agreement, CFA shall return to the Company all copies of confidential or non-public personal information received from the Company hereunder, other than materials or information required to be retained by CFA under applicable laws or regulations. CFA hereby agrees to dispose of any "consumer report information," as such term is defined in Regulation S-P.

         Section 13. Holidays. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CFA, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CFA is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Company and CFA are open. CFA will be open for business on days when the Company is open for business and/or as otherwise set forth in each Fund's prospectus(es) and Statement(s) of Additional Information.

         Section 14. Termination. This Agreement shall remain in effect with respect to each Fund until terminated.

         This Agreement may be terminated by either party at any time, without the payment of a penalty upon ninety (90) days' written notice to other party. Any termination shall be effective as of the date specified in the notice or upon such later date as may be mutually agreed upon by the parties. Upon notice of termination of this Agreement by either party, CFA shall promptly transfer to the successor administrator the original or copies of all books and records maintained by CFA under this Agreement including, in the case of records maintained on computer systems, copies of such records in machine-readable form, and shall cooperate with, and provide reasonable assistance to, the successor administrator in the establishment of the books and records necessary to carry out the successor administrator's responsibilities. If this Agreement is terminated by the Company, the Company shall be responsible for all reasonable out-of-pocket expenses or costs associated with the movement of records and materials to the successor administrator. Additionally, CFA reserves the right to charge for any other reasonable expenses associated with such termination.

         Section 15. Notice. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that oral instructions may be given if authorized by the Board and preceded by a certificate from the Company's Secretary so attesting. Notices to the Company shall be directed to 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, Attention: Mr. John Pasco, III; and notices to CFA shall be directed to:
8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, Attention: Mr. John Pasco, III.

      Section 16. Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 17. Assignment; Third Party Beneficiaries. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; PROVIDED, however, that this Agreement shall not be assignable by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

         Section 18. Services Not Exclusive. The services of CFA to the Company are not deemed exclusive, and CFA shall be free to render similar services to others, to the extent that such service does not affect CFA's ability to perform its duties and obligations hereunder.

      Section 19. Headings. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

         Section 20. Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements to the subject matter thereof.

         Section 21. Consequential Damages. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

      Section 22. Amendments. This Agreement may be amended from time to time by a writing executed by the Company and CFA. The compensation stated in Schedule A attached hereto may be adjusted from time to time by the execution of a new schedule signed by both of the parties.

      Section 23. Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by written instrument executed by such party. No failure of either party hereto to exercise any power or right granted hereunder, or to insist upon strict compliance with any obligation hereunder, and no custom or practice of the parties with regard to the terms of performance hereof, will constitute a waiver of the rights of such party to demand full and exact compliance with the terms of this Agreement.

      Section 24. Severability. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

      Section 25. Force Majeure. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, acts of war or terrorism, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes; provided, however, that this provision shall not imply that CFA is excused from maintaining reasonable business continuity plans to address potential service outages.

      Section 26. Survival. The obligations of Sections 3, 5, 6, 7, 8, 9, 10, 11, 12, 17, 20, 21, 23, 24, 25 and 27 shall survive any termination of this Agreement.

      Section 27. Governing Law. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Maryland, without reference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                                 THE WORLD FUNDS, INC.

                                 By: /s/ John Pasco, III
                                          John Pasco, III
                                          Chairman


                                 COMMONWEALTH FUND ACCOUNTING, INC.



                                By: /s/ John Pasco, III
                                        John Pasco, III
                                        Chief Executive Officer

                              Amended and Restated
                                   Schedule A
                                     to the
                          Accounting Services Agreement
                                     between
                      The World Funds, Inc. (the "Company")
                                       and
                  Commonwealth Fund Accounting, Inc. ("CFA")

                          Dated as of October 12, 2006

Compensation to be Paid to CFA:
------------------------------

A. For accounting services, CFA shall be paid monthly at the following annual rates:

Name of Fund                        Accounting Services Fee

CSI Equity Fund                     0.05% of the Fund's average
                                    daily net assets, computed daily and paid monthly, with a minimum annual fee of $15,000.

B. It is anticipated that the Company's security trading activity will remain on average less than 100 trades per month, per portfolio. Should the Company's security trading activity exceed an average of 100 trades per month per portfolio, an additional fee of $2.50 per trade (for trades in excess of 100 per month) may apply.

C. The Company will pay CFA on a current and ongoing basis for CFA's reasonable time and costs required for the correction of any errors or omissions in the Accounts and Records delivered, or the information provided, to CFA by the Company. Any such payment shall be in addition to the fees and charges described above, provided that approval of the amount of such payments shall be obtained in advance by CFA from the Company if and when such additional charges would exceed five percent of the usual charges payable for a period under this Agreement.

D. Fund management will monitor the expense accrual procedures for accuracy and adequacy based on outstanding liabilities monthly, and promptly communicate to CFA any adjustment needed.

Compensation to be Paid to CFA:
------------------------------

A. For accounting services, CFA shall be paid monthly at the following annual rates:

Name of Fund                        Accounting Services Fee

Dividend Capital Realty Income Fund 0.05% of the
                                    Fund's average daily net assets, computed daily and paid monthly, with a minimum annual fee of $15,000.

B. It is anticipated that the Company's security trading activity will remain on average less than 100 trades per month, per portfolio. Should the Company's security trading activity exceed an average of 100 trades per month per portfolio, an additional fee of $2.50 per trade (for trades in excess of 100 per month) may apply.

C. The Company will pay CFA on a current and ongoing basis for CFA's reasonable time and costs required for the correction of any errors or omissions in the Accounts and Records delivered, or the information provided, to CFA by the Company. Any such payment shall be in addition to the fees and charges described above, provided that approval of the amount of such payments shall be obtained in advance by CFA from the Company if and when such additional charges would exceed five percent of the usual charges payable for a period under this Agreement.

D. Fund management will monitor the expense accrual procedures for accuracy and adequacy based on outstanding liabilities monthly, and promptly communicate to CFA any adjustment needed.

Compensation to be Paid to CFA:
------------------------------

A. For accounting services, CFA shall be paid monthly at the following annual rates:

Name of Fund                        Accounting Services Fee

Epoch U.S. All Cap Equity Fund      0.05% of the Fund's
                                    average daily net assets, computed daily and paid monthly, with a minimum annual fee of $15,000.

B. It is anticipated that the Company's security trading activity will remain on average less than 100 trades per month, per portfolio. Should the Company's security trading activity exceed an average of 100 trades per month per portfolio, an additional fee of $2.50 per trade (for trades in excess of 100 per month) may apply.

C. The Company will pay CFA on a current and ongoing basis for CFA's reasonable time and costs required for the correction of any errors or omissions in the Accounts and Records delivered, or the information provided, to CFA by the Company. Any such payment shall be in addition to the fees and charges described above, provided that approval of the amount of such payments shall be obtained in advance by CFA from the Company if and when such additional charges would exceed five percent of the usual charges payable for a period under this Agreement.

D. Fund management will monitor the expense accrual procedures for accuracy and adequacy based on outstanding liabilities monthly, and promptly communicate to CFA any adjustment needed.

Compensation to be Paid to CFA:
------------------------------

A. For accounting services, CFA shall be paid monthly at the following annual rates:

Name of Fund                        Accounting Services Fee

GenomicsFund                        0.05% of the Fund's average daily net
                                    assets, computed daily and paid monthly, with a minimum annual fee of $15,000.

B. It is anticipated that the Company's security trading activity will remain on average less than 100 trades per month, per portfolio. Should the Company's security trading activity exceed an average of 100 trades per month per portfolio, an additional fee of $2.50 per trade (for trades in excess of 100 per month) may apply.

C. The Company will pay CFA on a current and ongoing basis for CFA's reasonable time and costs required for the correction of any errors or omissions in the Accounts and Records delivered, or the information provided, to CFA by the Company. Any such payment shall be in addition to the fees and charges described above, provided that approval of the amount of such payments shall be obtained in advance by CFA from the Company if and when such additional charges would exceed five percent of the usual charges payable for a period under this Agreement.

D. Fund management will monitor the expense accrual procedures for accuracy and adequacy based on outstanding liabilities monthly, and promptly communicate to CFA any adjustment needed.

Compensation to be Paid to CFA:
------------------------------

A. For accounting services, CFA shall be paid monthly at the following annual rates:

Name of Fund                        Accounting Services Fee

REMS Real Estate Value-Opportunity  0.10% of the Fund's average
Fund daily net assets, computed daily and paid monthly*, with a minimum annual fee of $15,000.

      * Rate reflects additional work required for short trading and REIT related accounting services.

B. It is anticipated that the Company's security trading activity will remain on average less than 100 trades per month, per portfolio. Should the Company's security trading activity exceed an average of 100 trades per month per portfolio, an additional fee of $2.50 per trade (for trades in excess of 100 per month) may apply.

C. The Company will pay CFA on a current and ongoing basis for CFA's reasonable time and costs required for the correction of any errors or omissions in the Accounts and Records delivered, or the information provided, to CFA by the Company. Any such payment shall be in addition to the fees and charges described above, provided that approval of the amount of such payments shall be obtained in advance by CFA from the Company if and when such additional charges would exceed five percent of the usual charges payable for a period under this Agreement.

D. Fund management will monitor the expense accrual procedures for accuracy and adequacy based on outstanding liabilities monthly, and promptly communicate to CFA any adjustment needed.

Compensation to be Paid to CFA:
------------------------------

A. For accounting services, CFA shall be paid monthly at the following annual rates:

Name of Fund                        Accounting Services Fee

Osprey Concentrated Large Cap       0.05% of the Fund's average
Value Equity Fund                   daily net assets, computed daily
                                    and paid monthly, with a minimum
                                    annual fee of $10,000.


B. It is anticipated that the Company's security trading activity will remain on average less than 100 trades per month, per portfolio. Should the Company's security trading activity exceed an average of 100 trades per month per portfolio, an additional fee of $2.50 per trade (for trades in excess of 100 per month) may apply.

C. The Company will pay CFA on a current and ongoing basis for CFA's reasonable time and costs required for the correction of any errors or omissions in the Accounts and Records delivered, or the information provided, to CFA by the Company. Any such payment shall be in addition to the fees and charges described above, provided that approval of the amount of such payments shall be obtained in advance by CFA from the Company if and when such additional charges would exceed five percent of the usual charges payable for a period under this Agreement.

D. Fund management will monitor the expense accrual procedures for accuracy and adequacy based on outstanding liabilities monthly, and promptly communicate to CFA any adjustment needed.

                                   Schedule B
                                     to the
                          Accounting Services Agreement
                                     between
                      The World Funds, Inc. (the "Company")
                                       and
                  Commonwealth Fund Accounting, Inc. ("CFA")

                           Dated as of August 23, 2006

Services to be Provided by CFA:
------------------------------

1. Subject to the direction and control of the Board of Directors of the Company (the "Board"), CFA shall perform all accounting services with respect to each Fund except those that are the specific responsibility of any other service provider hired by the Company, all in such manner and to such extent as may be authorized by the Board.

2. CFA shall maintain and keep current the following Accounts and Records relating to the business of the Company, in such form as may be mutually agreed to between the Company and CFA, and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act"):

(a) Cash Receipts Journal (b) Cash Disbursements Journal (c) Dividends Paid and Payable Schedule
(d)      Purchase and Sales Journals - Portfolio Securities
(e)      Subscription and Redemption Journals
(f)      Security Ledgers - Transaction Report and Tax Lot Report
(g)      Broker Ledger - Commission Report
(h)      Daily Expense Accruals
(i)      Daily Interest Accruals
(j)      Daily Trial Balance
(k)      Portfolio Interest Receivable and Income Journal
(l) Listing of Portfolio Holdings showing cost, market value and percentage of portfolio comprised of each security.

3. CFA shall perform ministerial calculations necessary to calculate the Company's net asset value daily, in accordance with the Company's registration statement and as follows:

(a) Portfolio investments for which market quotations are available to CFA by use of an automated financial service (a "Pricing Service") shall be valued based on the closing prices of the portfolio investment reported by such Pricing Service, except where the Company has given or caused to be given specific instructions to utilize a different value.

(b) Notwithstanding any information obtained from a Pricing Service, all portfolio securities shall be given such values as the Company shall direct by instructions from the Company's Pricing Committee, including all restricted securities and other securities requiring valuation not readily ascertainable solely by the use of such a Pricing Service.

4. CFA will supply the Transfer Agent with daily NAV's for each portfolio by 6:00 p.m. EST.

5. It is the responsibility of CFA to be reconciled to the Custodian. CFA will report any discrepancies to the Custodian, and shall report any unreconciled items to the Company.

                                                                  EXHIBIT 99.H4M

                          EXPENSE LIMITATION AGREEMENT
                              Institutional Shares
                              THE WORLD FUNDS, INC.

  This Expense Limitation Agreement, effective as of the 27th day of December, 2005 is by and between Epoch Investment Partners, Inc. (the
"Adviser"), Commonwealth Shareholder Services, Inc. (the "Administrator") and The World Funds, Inc. (the "Company"), on behalf of the Epoch Global Equity Shareholder Yield Fund series of the Company (the "Fund").

  WHEREAS, the Company is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Fund being a series of the Company); and

  WHEREAS, the Company and the Adviser have entered into an Investment Advisory Agreement, ("Advisory Agreement"), pursuant to which the Adviser provides advisory services to the Fund for compensation based on the value of the average daily net assets of the Fund; and

  WHEREAS, the Company, the Adviser and the Administrator have determined that it is appropriate and in the best interests of the Fund and its shareholders to seek to maintain the expenses of the Fund at a level below the level to which the Fund might otherwise be subject;

  NOW, THEREFORE, the parties to this Agreement, as qualified herein, acknowledge and agree to the following:

      Expense Limitation.

           Operating Expense Limit. The targeted Operating Expense Limit in any fiscal year with respect to Institutional Shares of the Fund is 1.10% of the Institutional Shares' average daily net assets.

           Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Fund in any fiscal year (referred to as "Fund Operating Expenses") exceed the Operating Expense Limit, the excess amount, to the extent set forth herein ("Excess Amount") will become a liability of the Adviser. Fund Operating Expenses may include, but are not limited to, advisory fees payable to the Adviser. Fund Operating Expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

           Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund will be annualized as of the last day of the month. If the annualized Fund Operating Expenses exceed the Operating Expense Limit of the Fund for the month, the officers of the Fund will calculate the extent to which the advisory fee payable to the Adviser for that month will have to be reduced in order to bring the annualized Fund Operating Expenses down to a level equal to the Operating Expense Limit. The advisory fee payable to the Adviser in respect of any month shall be reduced in part or in whole so that the Fund Operating Expenses do not exceed the Fund Operating Expense Limit for that month.

           Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the advisory fees waived or reduced by the Adviser, as well as other voluntary payments remitted by the Adviser to the Fund with respect to adjustments made to the Fund Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

      Reimbursement of Fee Waivers and Expense Reimbursements.

           Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated annualized aggregate Fund Operating Expenses of the Fund for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to payment by the Fund of fees waived or remitted by the Adviser to the Fund pursuant to
      Section 1 of this Agreement during prior periods. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Fund during any of the previous three (3) fiscal years pursuant to Section 1 of this Agreement, less any reimbursement previously paid during such three (3) years by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund; provided that the amount payable to the Adviser pursuant to this Section 2.1 is limited in any quarter to not more than the difference between the Operating Expense Limit for the quarter and the actual Fund Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

           Board Review of Reimbursements. No Reimbursement Amount will be paid to the Adviser if the Company's Board of Directors determines that the payment of the Reimbursement Amount is not in the best interests of shareholders.

      Additional Expense Limitation.

           Operating Expense Limit. The Adviser and the Administrator may, in their joint discretion and in a proportion to be determined by the Adviser and Administrator, further limit the Operating Expense Limit to 0.99% of the Institutional Shares' average daily net assets in any fiscal year.

           Method of Computation. If the Adviser and the Administrator elect to waive expenses for the Fund's Institutional Shares to 0.99%, the Excess Amount will be computed in the manner set forth in Section 1.3 herein.

           Reimbursement. The Adviser and the Administrator will each be entitled to reimbursement of fees that are waived or remitted pursuant to this Section 3. Reimbursements will be made in the same manner and under the same conditions as provided in Section 2.1 of this Agreement. To the extent that the Adviser and the Administrator are able to recoup any fees that have been waived pursuant to this Section 3, the Adviser and the Administrator will each be reimbursed in proportion to the amount of fees waived by each party.

           Reimbursement Priority. The reimbursement obligation provided in
      Section 2.1 of this Agreement will take priority over the reimbursement obligation provided in Section 3.3 of this Agreement.

      Term and Termination of Agreement.

         The parties hereby agree that the Administrator's liability is expressly limited to the Administrator's obligations arising out of Section 3 of this Agreement.

      Term and Termination of Agreement.

  This Agreement will continue in effect until December 31, 2006, and from year to year thereafter provided that each continuance is specifically approved by a majority of the directors of the Company who (i) are not "interested persons" of the Company or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company.

      Miscellaneous.

           Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

           Interpretation. Nothing in this Agreement requires the Company or the Fund to take any action contrary to the Company's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Company or Fund are subject, nor does this Agreement relieve or deprive the Company's Board of Directors of its responsibility for and control of the conduct of the affairs of the Company or the Fund.

           Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning, and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.
                     THE WORLD FUNDS, INC.


                     BY: /s/ John Pasco, III
                         John Pasco, III
                         Chairman



                     EPOCH INVESTMENT PARTNERS, INC.


                     BY: /s/ Timothy Taussig


                     COMMONWEALTH SHAREHOLDER SERVICES, INC.


                     BY: /s/ John Pasco, III

                                                                   EXHIBIT 99.I1


  Morgan Lewis & Bockius LLP
  1111 Pennsylvania Avenue, NW
  Washington, DC 20004




January 29, 2007


The World Funds, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Re:   Opinion  of Counsel  Regarding  Post-Effective  Amendment  No. 60 to the
      -------------------------------------------------------------------------
      Registration  Statement  Filed on Form N-1A under the  Securities Act of
      -------------------------------------------------------------------------
      1933 (File Nos. 333-29289 and 811-08255)

Ladies and Gentlemen:

We have acted as counsel to The World Funds, Inc., a Maryland corporation (the "Company"), in connection with Post-Effective Amendment No. 60 to the Company's registration statement on Form N-1A (the "Amendment"). This opinion is being delivered to you in connection with the Company's filing of the Amendment, which relates to the issuance of the Company's shares of common stock, par value $0.01 per share (collectively, the "Shares"). The Amendment will be filed with the U.S. Securities and Exchange Commission (the "Commission") pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the "1933 Act"). With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

In connection with this opinion, we have reviewed, among other things, executed copies of the following documents:

(a) a certificate of the State of Maryland as to the existence and good standing of the Company;

(b) the Articles of Incorporation of the Company and any amendments or supplements thereto (the "Articles of Incorporation") and the By-Laws of the Company, and any amendments or supplements thereto (the "By-Laws");

(c) a certificate executed by Karen Shupe, Secretary of the Company, certifying as to the validity of the Company's Articles of Incorporation and By-Laws; and certain resolutions adopted by the Board of Directors of the Company authorizing the issuance of the Shares; and

(d)   a draft of the Amendment.

In our capacity as counsel to the Company, we have examined the originals, or certified, conformed or reproduced copies, of all records, agreements, instruments and documents as we have deemed relevant or necessary as the basis for the opinion hereinafter expressed. In all such examinations, we have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of all original or certified copies, and the conformity to original or certified copies of all copies submitted to us as conformed or reproduced copies. As to various questions of fact relevant to such opinion, we have relied upon, and assume the accuracy of, certificates and oral or written statements of public officials and officers or representatives of the Company. We have assumed that the Amendment, as filed with the Commission, will be in substantially the form of the draft referred to in paragraph (d) above.

Based upon, and subject to, the limitations set forth herein, we are of the opinion that the Shares, when issued and sold in accordance with the Articles of Incorporation and By-Laws, and for the consideration described in the Amendment, will be legally issued, fully paid and non-assessable under the General Corporation Laws of the State of Maryland.

We hereby consent to the filing of this opinion as an exhibit to the Amendment. In giving this consent, we do not concede that we are in the category of persons whose consent is required under Section 7 of the 1933 Act.

Very truly yours,

/s/ Morgan, Lewis & Bockius LLP

Morgan, Lewis & Bockius LLP

                                                                   EXHIBIT 99.J1


        CONSENT   OF   INDEPENDENT   REGISTERED   PUBLIC   ACCOUNTING FIRM





We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of The World Funds, Inc. and to the use of our report dated November 10, 2006 on the financial statements and financial highlights of Dividend Capital Realty Income Fund. Such financial statements and financial highlights appear in the 2006 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.





                                     TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2007

                                                                  EXHIBIT 99.M1A

                              THE WORLD FUNDS, INC.


                         Distribution and Service Plan
                                       of
                                 CSI Equity Fund
                                 Class A Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Fund, Inc. (the "Company") for shares of the Company's CSI Equity Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(1) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. ("the Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.

           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

           a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.


                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.35% per annum of the average daily net assets of the Fund's Class A Shares. Of the 0.35%, the Company may pay a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 12th day of June, 2001.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M1B

                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                                 CSI Equity Fund
                                 Class C Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's CSI Equity Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(2) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. ("the Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 1.00% per annum of the average daily net assets of the Fund's Class C Shares. Of the 1.00%, the Company may pay a fee for distribution of Class C Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 12th day of June, 2001.
--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M2A

                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                          Third Millennium Russia Fund
                                 Class A Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's Third Millennium Russia Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(3) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.25% per annum of the average daily net assets of the Fund's Class A Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.


   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 6th day of November, 2002.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M2B

                              THE WORLD FUNDS, INC.


                         Distribution and Service Plan
                                       of
                          Third Millennium Russia Fund
                                 Class B Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Fund, Inc. (the "Company") for shares of the Company's Third Millennium Russia Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(4) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.

           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

           a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.


                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 1.00% per annum of the average daily net assets of the Fund's Class B Shares. Of the 1.00%, the Company may pay a fee for distribution of Class B Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

                 11.     This Plan shall take effect on the 4th day of August,
2003.
--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M2C

                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                          Third Millennium Russia Fund
                                 Class C Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's Third Millennium Russia Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(5) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 1.00% per annum of the average daily net assets of the Fund's Class C Shares. Of the 1.00%, the Company may pay a fee for distribution of Class C Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

                 11. This Plan shall take effect on the 4th day of August, 2003.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M3A

                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                                  GenomicsFund
                                 Class Y Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's GenomicsFund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(6) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.25% per annum of the average daily net assets of the Fund's Class Y Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.


   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 10th day of March, 2001.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M3B

                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                                  GenomicsFund
                                 Class A Shares

       This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's GenomicsFund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(7) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.35% per annum of the average daily net assets of the Fund's Class A Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.


   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 12th day of June, 2001.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M3C

                              THE WORLD FUNDS, INC.


                         Distribution and Service Plan
                                       of
                                  GenomicsFund
                                 Class B Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Fund, Inc. (the "Company") for shares of the Company's GenomicsFund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(8) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. ("the Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.

           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

           a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.


                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 1.00% per annum of the average daily net assets of the Fund's Class B Shares. Of the 1.00%, the Company may pay a fee for distribution of Class B Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 12th day of June, 2001

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M3D

                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                                  GenomicsFund
                                 Class C Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's GenomicsFund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(1) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. ("the Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 1.00% per annum of the average daily net assets of the Fund's Class C Shares. Of the 1.00%, the Company may pay a fee for distribution of Class C Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 12th day of June, 2001.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M4A

                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                          Eastern European Equity Fund
                                 Class A Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's Eastern European Equity Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(2) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.25% per annum of the average daily net assets of the Fund's Class A Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.


   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 8th day of November 2004.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M4B

                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                          Eastern European Equity Fund
                                 Class C Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's Eastern European Equity Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(3) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. ("the Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 1.00% per annum of the average daily net assets of the Fund's Class C Shares. Of the 1.00%, the Company may pay a fee for distribution of Class C Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 8th day of November 2004.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M5A



                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                       Dividend Capital Realty Income Fund
                                 Class Y Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's Dividend Capital Realty Income Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(4) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.25% per annum of the average daily net assets of the Fund's Class Y Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.


   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 15th day of December 2003.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M5B

                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                       Dividend Capital Realty Income Fund
                                 Class A Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's Dividend Capital Realty Income Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(5) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.25% per annum of the average daily net assets of the Fund's Class A Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.


   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 15th day of December 2003.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M5C

                              THE WORLD FUNDS, INC.


                         Distribution and Service Plan
                                       of
                       Dividend Capital Realty Income Fund
                                 Class B Shares

This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Fund, Inc. (the "Company") for shares of the Company's Dividend Capital Realty Income Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(6) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. ("the Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.

           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

           a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.


                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 1.00% per annum of the average daily net assets of the Fund's Class B Shares. Of the 1.00%, the Company may pay a fee for distribution of Class B Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 15th day of December 2003.


--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M5D

                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                       Dividend Capital Realty Income Fund
                                 Class C Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's Dividend Capital Realty Income Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(7) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. ("the Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 1.00% per annum of the average daily net assets of the Fund's Class C Shares. Of the 1.00%, the Company may pay a fee for distribution of Class C Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 15th day of December 2003.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M6A



                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                       Epoch International Small Cap Fund
                                 Class P Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's Epoch International Small Cap Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(8) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.25% per annum of the average daily net assets of the Fund's Class P Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.


   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 12th day of May 2006.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M7A



                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                         Epoch U.S. All Cap Equity Fund
                                 Class P Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's Epoch U.S. All Cap Equity Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(9) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.25% per annum of the average daily net assets of the Fund's Class P Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.


   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 12th day of May 2006.


--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                  EXHIBIT 99.M8A



                              THE WORLD FUNDS, INC

                          Distribution and Service Plan
                                       of
                   Epoch Global Equity Shareholder Yield Fund
                                 Class P Shares

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "12b-1 Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of the Company's Epoch Global Equity Shareholder Yield Fund series (the "Fund"). The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(10) The Company contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and First Dominion Capital Corp. (the "Distributor"), the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.


           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the 12b-1
           Rule:

                a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

                b. The national distributor's selling dealer agreement.

           Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Company under this Plan is 0.25% per annum of the average daily net assets of the Fund's Class P Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

           4. It is anticipated that amounts paid by the Company under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.


   7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.


           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested persons of the Company.(2)

         11. This Plan shall take effect on the 27th day of December 2005.

--------------------------------------------------------------------------------
(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Fund and the Fund's shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                                   EXHIBIT 99.N2

                              The World Funds, Inc.
                          Third Millennium Russia Fund

                                   Rule 18f-3
                               Multiple Class Plan

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the Third Millennium Russia Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs Third Millennium Investment Advisors, LLC (the "Adviser") as its adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp. (the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company (the "Board"), including a majority of the directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board, up to three classes of shares:
      "Class A Shares", "Class B Shares" and "Class C Shares". Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class B and Class C shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

      (a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without the imposition of an initial sales charge. If Class A Shares are purchased without a sales charge and are redeemed within three hundred sixty (360) days of purchase, those shares are subject to a 2.00% deferred sales charge upon redemption.

      (b) Class B Shares. Class B Shares of the Fund shall be offered at their then current NAV without the imposition of an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions as set forth in the Fund's then-current prospectus. Class B Shares may be exchanged for Class B Shares of another fund of the Company. Class B Shares of the Fund will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. The conversions will be effected at the relative net asset values per share of the two classes. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class B Shares of the Fund. Class B Shares pay a Rule 12b-1 fee of up to 0.75% (annualized) of the average daily net assets of the Fund's Class B Shares, as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class B shareholder accounts and provide personal services to Class B shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class B Shares as a fee for such shareholders services. Services related to the sale of Class B Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation:

           (i) the expenses of operating the Distributor's offices in connection with the sale of the Class B Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities;
(ii) the costs of client sales seminars and travel related to distribution and sales support activities; and
(iii) other expenses relating to distribution and sales support activities.

      (c) Class C Shares. Class C Shares of the Fund shall be offered at net asset value ("NAV") plus an initial sale charge of 1.00% as set forth in the Fund's then-current prospectus. Class C Shares redeemed within two years of purchase may be subject to a 2.00% charge upon redemption. Class C Shares may be exchanged for Class C Shares of another fund of the Company. Class C Shares pay a Rule 12b-1 Fee of up to 0.75% annualized of the average daily net assets of the Fund's Class C Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class C shareholder accounts and provide personal services to Class C shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class C Shares as a fee for such shareholders services. Services related to the sale of Class C Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation:

(i) the expenses of operating the Distributor's offices in connection with the sale of the Class C Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities;
(ii) the costs of client sales seminars and travel related to distribution and sales support activities; and
           (iii)other expenses relating to distribution and sales support activities.

3. Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (1) Expenses incurred by the Company (for example, fees of directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

           (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Expenses attributable to a particular class ("Class Expenses") shall be limited to:

(i) payments made pursuant to a Distribution Plan; (ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class;
(iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement;
(v)             litigation or other legal expenses relating solely to one class;
                and
           (vi) directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class B and Class C shares of the Fund may be exchanged at their relative NAVs for:

(i) shares of a comparable class of another series of shares offered by the Company; or
(ii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Conversion Features. Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset values per share of the two classes, on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. Class A and Class C shares do not have conversion features.

6. Quarterly and Annual Report. The directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based,
      shall  be  subject  to  the  review  and   approval   of  the
      directors who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

7. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Board.

8. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both
      (i) the directors of the Company and (ii) those directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

9. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 8 hereof.

10. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such directors or shareholders.

           IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the 6th day of November 2002.

                                                                   EXHIBIT 99.N4

                              The World Funds, Inc.
                          Eastern European Equity Fund

                                   Rule 18f-3
                               Multiple Class Plan

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the Eastern European Equity Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs Commonwealth Capital Management (the "Adviser") as its adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp. (the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company (the "Board"), including a majority of the directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board, up to four classes of shares:
      "Class A Shares", "Class C Shares" and "Institutional Shares". Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class C and Institutional shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

      (a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without the imposition of an initial sales charge. If Class A Shares are purchased without a sales charge and are redeemed within three hundred sixty (360) days of purchase, those shares are subject to a 2.00% deferred sales charge upon redemption.

      (b) Class C Shares. Class C Shares of the Fund shall be offered at net asset value ("NAV") without the imposition of an initial sale charge as set forth in the Fund's then-current prospectus. Class C Shares redeemed within two years of purchase may be subject to a 2.00% charge upon redemption. Class C Shares may be exchanged for Class C Shares of another fund of the Company. Class C Shares pay a Rule 12b-1 Fee of up to 0.75% annualized of the average daily net assets of the Fund's Class C Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class C shareholder accounts and provide personal services to Class C shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class C Shares as a fee for such shareholders services. Services related to the sale of Class C Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation:

(iii) the expenses of operating the Distributor's offices in connection with the sale of the Class C Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities;
(iv) the costs of client sales seminars and travel related to distribution and sales support activities; and
           (iii)other expenses relating to distribution and sales support activities.

      (d) Institutional Shares. Institutional Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge, Institutional Shares are offered to certain investors as described in the Fund's then-current prospectus. Institutional Shares may be exchanged for Institutional shares of another fund of the Company and for certain other funds offered by the Company. If Institutional Shares are redeemed within ninety (90) days of purchase, those shares are subject to a 2.00% deferred sales charge upon redemption.

3. Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (1) Expenses incurred by the Company (for example, fees of directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

           (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Expenses attributable to a particular class ("Class Expenses") shall be limited to:

(vi) payments made pursuant to a Distribution Plan; (vii) transfer agent fees attributable to a specific class; (viii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class;
(ix) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement;
(x)             litigation or other legal expenses relating solely to one class;
                and
           (vi) directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. Class A, Class C and Institutional shares of the Fund may be exchanged at their relative NAVs for:

(iii) shares of a comparable class of another series of shares offered by the Company; or
(iv) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Quarterly and Annual Report. The directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based,
      shall  be  subject  to  the  review  and   approval   of  the
      directors who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

6. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Board.

7. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both
      (i) the directors of the Company and (ii) those directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

8. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 7 hereof.

9. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such directors or shareholders.

           IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the 8th day of November 2004.

                                                                   EXHIBIT 99.N5

                              The World Funds, Inc.
                       Dividend Capital Realty Income Fund

                                   Rule 18f-3
                               Multiple Class Plan

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the Dividend Capital Realty Income Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs Dividend Capital Investments LLC (the "Adviser") as its adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp. (the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company (the "Board"), including a majority of the directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board, up to four classes of shares:
      "Class A  Shares",  "Class B  Shares",  "Class C Shares"  and
      "Class Y Shares". Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations,
      qualifications,   and  terms  and  conditions,  except  that:
      (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class B, Class C and Class Y shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

      (a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without the imposition of an initial sales charge. If Class A Shares are purchased without a sales charge and are redeemed within three hundred sixty (360) days of purchase, those shares are subject to a 2.00% deferred sales charge upon redemption.

      (b) Class B Shares. Class B Shares of the Fund shall be offered at their then current NAV without the imposition of an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions as set forth in the Fund's then-current prospectus. Class B Shares may be exchanged for Class B Shares of another fund of the Company. Class B Shares of the Fund will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. The conversions will be effected at the relative net asset values per share of the two classes. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class B Shares of the Fund. Class B Shares pay a Rule 12b-1 fee of up to 0.75% (annualized) of the average daily net assets of the Fund's Class B Shares, as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class B shareholder accounts and provide personal services to Class B shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class B Shares as a fee for such shareholders services. Services related to the sale of Class B Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation:

           (i) the expenses of operating the Distributor's offices in connection with the sale of the Class B Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities;
(iv) the costs of client sales seminars and travel related to distribution and sales support activities; and
(v) other expenses relating to distribution and sales support activities.

      (c) Class C Shares. Class C Shares of the Fund shall be offered at net asset value ("NAV") without the imposition of an initial sale charge as set forth in the Fund's then-current prospectus. Class C Shares redeemed within two years of purchase may be subject to a 2.00% charge upon redemption. Class C Shares may be exchanged for Class C Shares of another fund of the Company. Class C Shares pay a Rule 12b-1 Fee of up to 0.75% annualized of the average daily net assets of the Fund's Class C Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class C shareholder accounts and provide personal services to Class C shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class C Shares as a fee for such shareholders services. Services related to the sale of Class C Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation:

(v) the expenses of operating the Distributor's offices in connection with the sale of the Class C Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities;
(vi) the costs of client sales seminars and travel related to distribution and sales support activities; and
           (iii)other expenses relating to distribution and sales support activities.

      (d) Class Y Shares. Class Y Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge, Class Y Shares are only offered to certain investors as described in the Fund's then-current prospectus. Class Y Shares may be exchanged for Class Y shares of another fund of the Company and for certain other funds offered by the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class Y Shares, which may include a service fee up to 0.25%. If Class Y Shares are redeemed within three hundred sixty (360) days of purchase, those shares are subject to a 2.00% deferred sales charge upon redemption.

3. Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (1) Expenses incurred by the Company (for example, fees of directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

           (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Expenses attributable to a particular class ("Class Expenses") shall be limited to:

(xi) payments made pursuant to a Distribution Plan; (xii) transfer agent fees attributable to a specific class; (xiii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class;
(xiv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement;
(xv)            litigation or other legal expenses relating solely to one class;
                and
           (vi) directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class B, Class C and Class Y shares of the Fund may be exchanged at their relative NAVs for:

(v) shares of a comparable class of another series of shares offered by the Company; or
(vi) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Conversion Features. Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset values per share of the two classes, on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. Class A, Class C and Class Y shares do not have conversion features.

6. Quarterly and Annual Report. The directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based,
      shall  be  subject  to  the  review  and   approval   of  the
      directors who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

7. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Board.

8. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both
      (i) the directors of the Company and (ii) those directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

9. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 8 hereof.

10. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such directors or shareholders.

           IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the 15th day of December 2003.

                                                                   EXHIBIT 99.N6

                              The World Funds, Inc.
                       Epoch International Small Cap Fund

                                   Rule 18f-3
                               Multiple Class Plan

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the Epoch International Small Cap Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs Epoch Investment Partners, Inc. (the "Adviser") as its adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp. (the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company (the "Board"), including a majority of the directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board, up to three classes of shares:
      "Class A Shares", "Class P Shares" and "Institutional Shares". Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class P and Institutional shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

      (a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without the imposition of an initial sales charge. If Class A Shares are purchased without a sales charge and are redeemed within three hundred sixty (360) days of purchase, those shares are subject to a 2.00% deferred sales charge upon redemption.

       (b) Class P Shares. Class P Shares of the Fund shall be offered at net asset value ("NAV") without the imposition of an initial sale charge as set forth in the Fund's then-current prospectus. Class P Shares redeemed within six months of purchase may be subject to a 2.00% redemption fee upon redemption. Class P Shares may be exchanged for Class P Shares of another fund of the Company. Class P Shares pay a Rule 12b-1 Fee of up to 0.25% (annualized) of the average daily net assets of the Fund's Class P Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class P shareholder accounts and provide personal services to Class P shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class P Shares as a fee for such shareholders services.

      (d) Institutional Shares. Institutional Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge. Institutional Shares may be exchanged for institutional shares of another fund of the Company and for certain other funds offered by the Company. If Institutional Shares are redeemed within six (6) months of purchase, those shares are subject to a 2.00% redemption fee upon redemption.

3. Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (1) Expenses incurred by the Company (for example, fees of directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

           (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Expenses attributable to a particular class ("Class Expenses") shall be limited to:

(xvi)           payments made pursuant to a Distribution and/or Service Plan;
(xvii) transfer agent fees attributable to a specific class; (xviii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class;
(xix) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement;
(xx)            litigation or other legal expenses relating solely to one class;
                and
           (vi) directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class P and Institutional shares of the Fund may be exchanged at their relative NAVs for:

(vii) shares of a comparable class of another series of shares offered by the Company; or
(viii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Quarterly and Annual Report. The directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based,
      shall  be  subject  to  the  review  and   approval   of  the
      directors who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

6. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Board.

7. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both
      (i) the directors of the Company and (ii) those directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

8. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 7 hereof.

9. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such directors or shareholders.

           IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the 15th day of January 2005.

                                                                   EXHIBIT 99.N7

                              The World Funds, Inc.
                         Epoch U.S. All Cap Equity Fund

                                   Rule 18f-3
                               Multiple Class Plan

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the Epoch U.S. All Cap Equity Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs Epoch Investment Partners, Inc. (the "Adviser") as its adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp. (the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company (the "Board"), including a majority of the directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board, up to three classes of shares:
      "Class A Shares", "Class P Shares" and "Institutional Shares". Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class P and Institutional shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

      (a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without the imposition of an initial sales charge. If Class A Shares are purchased without a sales charge and are redeemed within three hundred sixty (360) days of purchase, those shares are subject to a 2.00% deferred sales charge upon redemption.

       (b) Class P Shares. Class P Shares of the Fund shall be offered at net asset value ("NAV") without the imposition of an initial sale charge as set forth in the Fund's then-current prospectus. Class P Shares redeemed within six months of purchase may be subject to a 1.00% redemption fee upon redemption. Class P Shares may be exchanged for Class P Shares of another fund of the Company. Class P Shares pay a Rule 12b-1 Fee of up to 0.25% (annualized) of the average daily net assets of the Fund's Class P Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class P shareholder accounts and provide personal services to Class P shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class P Shares as a fee for such shareholders services.

      (d) Institutional Shares. Institutional Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge. Institutional Shares may be exchanged for institutional shares of another fund of the Company and for certain other funds offered by the Company. If Institutional Shares are redeemed within six (6) months of purchase, those shares are subject to a 1.00% redemption fee upon redemption.

3. Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (1) Expenses incurred by the Company (for example, fees of directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

           (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Expenses attributable to a particular class ("Class Expenses") shall be limited to:

(xxi)           payments made pursuant to a Distribution and/or Service Plan;
(xxii) transfer agent fees attributable to a specific class; (xxiii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class;
(xxiv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement;
(xxv)           litigation or other legal expenses relating solely to one class;
                and
           (vi) directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class P and Institutional shares of the Fund may be exchanged at their relative NAVs for:

(ix) shares of a comparable class of another series of shares offered by the Company; or
(x) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Quarterly and Annual Report. The directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based,
      shall  be  subject  to  the  review  and   approval   of  the
      directors who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

6. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Board.

7. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both
      (i) the directors of the Company and (ii) those directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

8. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 7 hereof.

9. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such directors or shareholders.

           IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the 25th day of July 2005.

                                                                   EXHIBIT 99.N8

                              The World Funds, Inc.
                   Epoch Global Equity Shareholder Yield Fund

                                   Rule 18f-3
                               Multiple Class Plan

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the Epoch Global Equity Shareholder Yield Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs Epoch Investment Partners, Inc. (the "Adviser") as its adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp. (the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company (the "Board"), including a majority of the directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board, up to three classes of shares:
      "Class A Shares", "Class P Shares" and "Institutional Shares". Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class P and Institutional shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

      (a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without the imposition of an initial sales charge. If Class A Shares are purchased without a sales charge and are redeemed within three hundred sixty (360) days of purchase, those shares are subject to a 2.00% deferred sales charge upon redemption.

            (b) Class P Shares. Class P Shares of the Fund shall be offered at net asset value ("NAV") without the imposition of an initial sale charge as set forth in the Fund's then-current prospectus. Class P Shares redeemed within six months of purchase may be subject to a 2.00% redemption fee upon redemption. Class P Shares may be exchanged for Class P Shares of another fund of the Company. Class P Shares pay a Rule 12b-1 Fee of up to 0.25% (annualized) of the average daily net assets of the Fund's Class P Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class P shareholder accounts and provide personal services to Class P shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class P Shares as a fee for such shareholders services.

      (d) Institutional Shares. Institutional Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge. Institutional Shares may be exchanged for institutional shares of another fund of the Company and for certain other funds offered by the Company. If Institutional Shares are redeemed within six (6) months of purchase, those shares are subject to a 2.00% redemption fee upon redemption.

3. Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (1) Expenses incurred by the Company (for example, fees of directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

           (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Expenses attributable to a particular class ("Class Expenses") shall be limited to:

(xxvi)          payments made pursuant to a Distribution and/or Service Plan;
(xxvii) transfer agent fees attributable to a specific class; (xxviii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class;
(xxix) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement;
(xxx)           litigation or other legal expenses relating solely to one class;
                and
           (vi) directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class P and Institutional shares of the Fund may be exchanged at their relative NAVs for:

(xi) shares of a comparable class of another series of shares offered by the Company; or
(xii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Quarterly and Annual Report. The directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based,
      shall  be  subject  to  the  review  and   approval   of  the
      directors who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

6. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Board.

7. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both
      (i) the directors of the Company and (ii) those directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

8. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 7 hereof.

9. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such directors or shareholders.

           IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the 27th day of December 2005.